UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report January 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class R3	Class R6	Class I

Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBBX	NSBCX	NBDRX	NSBFX	NSBRX
Nuveen Santa Barbara Global Dividend Growth Fund	NUGAX	—	NUGCX	NUGRX	—	NUGIX
Nuveen Santa Barbara International Dividend Growth Fund	NUIAX	—	NUICX	NUIRX	—	NUIIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe’s improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve’s decision to slow down its bond buying program beginning in January 2014, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider

Chairman of the Board

March 25, 2014

4	Nuveen Investments

Portfolio Manager’s

Comments

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Global Dividend Growth Fund

Nuveen Santa Barbara International Dividend Growth Fund

All of these Funds are managed by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen Investments, Inc. James R. Boothe, CFA, serves as portfolio manager for all three Funds and has managed the Funds since their inception. Here he discusses key investment strategies and performance of the Funds for the six-month reporting period ended January 31, 2014.

How did the Funds perform during the six-month reporting period ended January 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year and since inception periods ended January 31, 2014. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2014? How did these strategies influence performance?

Nuveen Santa Barbara Dividend Growth Fund

The Fund’s Class A Shares at NAV for the Nuveen Santa Barbara Dividend Growth Fund outperformed its Lipper classification average, but underperformed the S&P 500® Index for the six-month reporting period ended January 31, 2014.

Santa Barbara’s investment philosophy for this Fund is to provide the opportunity for an attractive total return comprised of dividends and long-term capital appreciation by focusing on mid- to large-capitalization companies that have the potential for high dividend income and dividend growth. The portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500® Index, 2) lower volatility than the S&P 500® Index, 3) and a focus on companies with growing dividends.

The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.

Stock selection contributed to the Fund’s relative performance, particularly in the utilities sector. Nonetheless, negative allocation effects, especially in the information technology and industrials sectors, were the primary driver of

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

underperformance. An underweight to the information technology sector was a drag on performance as the S&P 500® Index was led by strongly performing technology companies, though the effects were mitigated by positive stock selection within the sector. An underweight to the industrials sector was similarly detrimental, as the sector was another top contributor to market returns.

Several holdings positively contributed to the Fund’s relative performance; including natural gas utility ONEOK, Inc. The company has experienced fairly steady appreciation since announcing a restructuring plan that was well-received by investors. VF Corporation, a diversified apparel company, also contributed to performance. During the reporting period, VF Corporation benefited from reported earnings that surpassed analyst expectations. Cable provider Time Warner Cable was another relative contributor, on investor expectations that the company was being acquired or merged with a competitor. These expectations were met after the close of the reporting period, when Comcast Holding Corporation announced in February (subsequent to the close of this reporting period) that it intended to purchase the company.

Several holdings detracted from the Fund’s relative performance, including offshore drilling firm Seadrill Limited. The company was affected by investor concerns regarding near-term excess capacity in ultra deepwater drilling rigs. Philip Morris International was an additional detractor from the Fund’s relative performance. The tobacco company has exhibited somewhat weak earnings growth recently on volume declines. Energy company Kinder Morgan, Inc. was another top relative detractor, its performance was challenged after being negatively featured in a widely read investment newsletter.

The Bank of New York Mellon Corporation (BNY Mellon) was a new position initiated during the reporting period. We view BNY Mellon as a high quality, stable business with approximately 80% of its revenues derived from fees instead of loans. We believe BNY Mellon is well-positioned within its industry and has significant competitive advantages in several of its businesses due to its scale and sophistication.

The Fund also established a new position in diversified managed health care company UnitedHealth Group Incorporated. We believe UnitedHealth Group is the best positioned among its managed care peers to weather the massive changes coming to the health insurance system. We also find value in its diversifying non-insurance businesses such as health care consulting, health care technology and pharmacy benefit management.

The Fund exited a position in Yum! Brands Inc. , a quick service restaurant operator, during the reporting period. The company, which offers its products under the KFC, Pizza Hut and Taco Bell brands, has struggled with notable same store sales declines in China due to health controversies. Accordingly, we decided to redeploy capital to other opportunities that we found more compelling.

The Fund also eliminated tobacco company Lorillard Inc. Following a report from an FDA advisory committee on the negative effects of menthol cigarettes, many industry watchers believe these products could face greater restrictions in the U.S. As Lorillard receives approximately 90% of its sales from menthol products, we no longer find the risk/reward profile for the company compelling.

Nuveen Santa Barbara Global Dividend Growth Fund

The Fund’s Class A Shares at NAV underperformed both the MSCI World Index and its Lipper classification average for the six-month reporting period ended January 31, 2014.

The Fund seeks capital appreciation by investing in companies with the potential for earnings growth. Secondarily, the strategy has an income component by limiting investments to companies that not only pay dividends, but are

6	Nuveen Investments

committed to growing them. This two-part philosophy of earnings growth combined with dividend growth is based on the belief that even growth companies should return capital in the form of dividends. Dividends are a sign of capital discipline, financial well being and business sustainability, three hallmarks of a high quality company. The income produced by dividends is a necessary adjunct to a sound capital appreciation strategy because it may limit volatility and potentially become a meaningful contributor to total return over time.

Marginally positive sector allocation effects contributed to the Fund’s relative performance, particularly in the telecommunication services sector. This factor was overwhelmed by negative stock selection in the same sector, however, making it the primary driver of underperformance. Negative stock selection within the health care sector was also detrimental. Positive selections in the consumer discretionary sector helped to mitigate some overall underperformance.

Several holdings positively contributed to the Fund’s relative performance, including Vodafone Group PLC, a British multi-national telecom firm. During the reporting period, the company experienced notable stock price gains related to the sale of U.S. mobile network operator Verizon Wireless to joint venture partner Verizon Communications Inc. Also contributing was U.S. natural gas utility ONEOK, Inc. The company has experienced fairly steady appreciation since announcing a restructuring plan that was well received by investors. Safran SA, a French aerospace and defense company, was another relative contributor. The company experienced an increase in civil aerospace revenues that was well received by investors.

Those holdings that detracted from the Fund’s relative performance included offshore drilling firm Seadrill Limited. The company was affected by investor concerns regarding near-term excess capacity in ultra deepwater drilling rigs. Energy company Kinder Morgan, Inc. was another top relative detractor, its performance was challenged after being negatively featured in a widely read investment newspaper. We continued to own shares of Kinder Morgan, Inc.

Insurance firm Swiss Re AG was a new position initiated during the reporting period. We believe Swiss Re is poised for long-term recovery following major challenges during the global financial crisis. With improved financial strength ratings partly due to increased excess capital, and a more stable pricing environment, we think the company’s goal of dividend growth out to 2015 seems attainable.

The Fund also established a new position in multi-national energy company Chevron Corporation. We view Chevron as a high quality company with an above market yield and strong balance sheet. With multiple opportunities for improved returns and a fairly low payout ratio, we believe Chevron has ample room for dividend hikes.

The Fund exited a position in Telstra Corporation Limited, Australia’s incumbent telecom firm. We believe the company’s weak revenue and earnings growth may not be sustained, especially since the company’s strong mobile performance may not be enough to offset its shrinking fixed line business. We also eliminated People’s United Financial, Inc. during the reporting period. The company has failed to live up to estimates for capital deployment, despite having a healthy excess of capital when originally purchased. This capital was instead designated for stock buybacks, leading to less ability to leverage future growth compared to peers. Accordingly, we decided to exit our position in favor of other opportunities we believe are more attractive.

Nuveen Santa Barbara International Dividend Growth Fund

The Nuveen Santa Barbara International Dividend Growth Fund Class A Shares at NAV underperformed both the MSCI EAFE Index and its Lipper classification average during the six-month reporting period ended January 31, 2014.

Nuveen Investments	7

Portfolio Manager’s Comments (continued)

The Fund’s portfolio focuses on global equity securities of companies that have potential for dividend income and dividend growth in an effort to provide an attractive total return comprised of dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend paying equity securities, which include preferred securities. Also, under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

The Fund invests in global, dividend-paying companies. The Fund’s portfolio is structured with three key elements in mind: maintaining an aggregate dividend yield higher than that of the MSCI EAFE Index; seeking lower volatility than the MSCI EAFE Index; and investing in companies with a track record of increasing their dividends.

Marginally negative sector allocation effects detracted from the Fund’s relative performance, particularly in the energy sector. Nonetheless, negative stock selections, especially in the financials and materials sectors, were the primary driver of underperformance. Positive selections in the consumer discretionary and utilities sectors helped to mitigate some overall underperformance.

Those holdings that positively contributed to the Fund’s relative performance included Safran SA, a French aerospace and defense company. During the reporting period, the company experienced an increase in civil aerospace revenues that was well received by investors. Also contributing to performance was the Spanish electric utility Red Electrica Corporacion SA. The company has been recovering from lows reached during a time of the great pessimism toward European utilities. Communications company WPP Group PLC was another relative contributor. The company benefitted from relatively strong organic growth and the addition of several new clients.

Those holdings that detracted from the Fund’s relative performance, included food products company Groupe Danone. The company struggled through product recalls and revenue declines. Offshore drilling firm Seadrill Limited was another top relative detractor. The company was affected by investor concerns regarding near-term excess capacity in ultra deepwater drilling rigs. Dutch brewing company Heineken NV, also a top relative detractor, faced headwinds in emerging markets which created a drag on the company’s stock price.

New positions initiated during the reporting period include Nielsen Holdings NV, a global information and measurement company. With a monopoly in its U.S. business and with rising emerging markets exposure, we believe Nielsen Holdings is well positioned for revenue growth.

The Fund also established a new position in Japanese financial firm Mitsubishi UFJ Financial Group, Inc. The company provides a variety of financial and investment services including commercial banking, trust banking, international finance and asset management services. We believe major Japanese banks like Mitsubishi UFJ look compelling due to currently favorable macroeconomic conditions.

Positions that were eliminated during the reporting period include the German dialysis service and supply company Fresenius Medical Care AG & Co. KGaA ADR. A majority of the company’s revenue comes from the U.S. Medicare and Medicaid programs. These programs recently proposed reimbursement rates that were much lower than consensus expectations, a result of the U.S. health care reform environment. Given this and potential eroding margins and operational underperformance compared to industry peers, we decided to exit our position in Fresenius. We also eliminated Japanese imaging and optical products company Canon Inc. The growth of mobile technology has pressured the company’s core office machine and camera markets. This has lowered the opportunity for increases in dividends and share repurchases.

8	Nuveen Investments

Risk

Considerations

Nuveen Santa Barbara Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the Fund, are subject to market risk, concentration or sector risk, preferred security risk, and common stock risk. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity.

Nuveen Santa Barbara Global Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the Fund, are subject to market risk, concentration or sector risk, preferred security risk, and equity securities risk. Small- or mid-cap stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Santa Barbara International Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the Fund, are subject to market risk, concentration or sector risk, preferred security risk, and equity securities risk. Small- or mid-cap stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Investments	9

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10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2014*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	5.78%	15.85%	16.10%	8.22%
Class A Shares at maximum Offering Price	(0.29)%	9.20%	14.73%	7.41%
S&P 500® Index**	6.85%	21.52%	19.19%	6.42%
Lipper Equity Income Funds Classification Average**	4.31%	16.99%	17.01%	6.16%

Class B Shares w/o CDSC	5.40%	14.98%	15.22%	7.41%
Class B Shares w/CDSC	0.40%	10.98%	15.11%	7.41%
Class C Shares	5.40%	14.97%	15.24%	7.41%
Class R3 Shares	5.68%	15.57%	15.83%	19.68%
Class R6 Shares	5.99%	N/A	N/A	12.35%
Class I Shares	5.94%	16.12%	16.40%	8.49%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	14.70%	25.48%	15.02%	8.85%
Class A Shares at maximum Offering Price	8.09%	18.25%	13.67%	8.03%
Class B Shares w/o CDSC	14.22%	24.50%	14.14%	8.04%
Class B Shares w/CDSC	9.22%	20.50%	14.02%	8.04%
Class C Shares	14.26%	24.54%	14.17%	8.04%
Class R3 Shares	14.53%	25.15%	14.75%	21.02%
Class R6 Shares	14.88%	N/A	N/A	16.70%
Class I Shares	14.84%	25.78%	15.31%	9.13%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

12	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class R3	Class R6	Class I
Expense Ratios	1.03%	1.78%	1.78%	1.29%	0.72%	0.78%

N/A	Not Applicable.

*	Since inception returns for Class A, B, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Class A, B, C and I Share returns are actual. Returns for Class R3 Shares are actual for the periods since class inception on 3/3/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees. The returns for Class R6 Shares are actual for the period since class inception on 3/25/13.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara Global Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	3.13%	10.19%	16.36%
Class A Shares at maximum Offering Price	(2.80)%	3.85%	12.24%
MSCI World Index**	6.88%	16.07%	22.43%
Lipper Global Equity Income Funds Classification Average**	4.40%	10.84%	18.14%

Class C Shares	2.75%	9.38%	15.49%
Class R3 Shares	2.96%	9.87%	16.03%
Class I Shares	3.26%	10.46%	16.63%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	13.05%	19.73%	20.78%
Class A Shares at maximum Offering Price	6.55%	12.84%	16.28%
Class C Shares	12.64%	18.84%	19.89%
Class R3 Shares	12.92%	19.44%	20.45%
Class I Shares	13.19%	20.02%	21.08%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	4.43%	5.07%	4.53%	4.12%
Net Expense Ratios	1.42%	2.17%	1.67%	1.17%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 06/11/12.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Nuveen Santa Barbara International Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	2.13%	7.87%	18.66%
Class A Shares at maximum Offering Price	(3.74)%	1.67%	14.46%
MSCI EAFE Index**	7.51%	11.93%	23.35%
Lipper International Equity Income Funds Classification Average**	4.41%	4.91%	16.93%

Class C Shares	1.79%	7.04%	17.78%
Class R3 Shares	2.01%	7.56%	18.36%
Class I Shares	2.29%	8.14%	18.96%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	14.69%	20.39%	24.82%
Class A Shares at maximum Offering Price	8.10%	13.47%	20.16%
Class C Shares	14.22%	19.47%	23.86%
Class R3 Shares	14.83%	20.64%	25.12%
Class I Shares	14.52%	20.06%	24.49%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	8.89%	8.15%	7.66%	7.44%
Net Expense Ratios	1.42%	2.17%	1.67%	1.17%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 6/11/12.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

Holding

Summaries January 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Santa Barbara Dividend Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	96.3%
Short-Term Investments	3.6%
Other Assets Less Liabilities	0.1%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	9.1%
Pharmaceuticals	8.0%
Commercial Banks	5.3%
Communications Equipment	5.1%
Capital Markets	4.3%
IT Services	4.2%
Aerospace & Defense	4.0%
Electric Utilities	3.9%
Road & Rail	3.4%
Household Durables	3.1%
Diversified Financial Services	3.0%
Food & Staples Retailing	2.9%
Textiles, Apparel & Luxury Goods	2.8%
Diversified Telecommunication Services	2.7%
Media	2.7%
Software	2.7%
Tobacco	2.5%
Computers & Peripherals	2.5%
Beverages	2.5%
Insurance	2.3%
Energy Equipment & Services	2.3%
Other Industries	17.0%
Short-Term Investments	3.6%
Other Assets Less Liabilities	0.1%

Top Five Common Stock Holdings

(% of net assets)

Union Pacific Corporation	3.4%
Wells Fargo & Company	3.1%
Pfizer Inc.	3.1%
JPMorgan Chase & Co.	3.0%
CVS Caremark Corporation	2.9%

16	Nuveen Investments

Nuveen Santa Barbara Global Dividend Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	94.6%
Short-Term Investments	5.0%
Other Assets Less Liabilities	0.4%

Country Allocation

(% of net assets)

United States	53.2%
United Kingdom	9.0%
France	8.8%
Australia	5.3%
Hong Kong	5.2%
Germany	4.6%
Japan	4.1%
Norway	2.8%
Switzerland	2.7%
Denmark	2.1%
Other Countries	1.8%
Other Assets Less Liabilities	0.4%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	9.5%
Pharmaceuticals	9.5%
Commercial Banks	7.3%
Diversified Telecommunication Services	6.8%
Aerospace & Defense	6.5%
Electric Utilities	4.4%
Containers & Packaging	3.3%
Wireless Telecommunication Services	3.0%
Energy Equipment & Services	2.8%
Insurance	2.7%
Automobiles	2.6%
Household Durables	2.5%
Communications Equipment	2.4%
Road & Rail	2.3%
Hotels, Restaurants & Leisure	2.2%
Health Care Equipment & Supplies	2.2%
Diversified Financial Services	2.1%
Metals & Mining	2.1%
Textiles, Apparel & Luxury Goods	2.1%
Machinery	2.1%
Other Industries	16.2%
Short-Term Investments	5.0%
Other Assets Less Liabilities	0.4%

Top Five Common Stock Holdings

(% of net assets)

Westpac Banking Corporation	3.0%
Vodafone Group PLC	3.0%
HKT Trust and HKT Limited	2.9%
Pfizer Inc.	2.9%
Seadrill Limited	2.8%

Nuveen Investments	17

Holding Summaries January 31, 2014 (continued)

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Santa Barbara International Dividend Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	98.5%
Other Assets Less Liabilities	1.5%

Country Allocation

(% of net assets)

United Kingdom	21.1%
France	13.3%
Switzerland	12.7%
Germany	9.9%
Japan	8.3%
Australia	7.6%
Denmark	3.3%
Spain	2.9%
Italy	2.8%
Hong Kong	2.7%
Norway	2.7%
Other Countries	11.2%
Other Assets Less Liabilities	1.5%

Portfolio Composition

(% of net assets)

Commercial Banks	14.9%
Pharmaceuticals	10.7%
Chemicals	5.5%
Oil, Gas & Consumable Fuels	5.5%
Energy Equipment & Services	5.4%
Media	5.2%
Professional Services	5.1%
Wireless Telecommunication Services	5.0%
Electric Utilities	4.5%
Hotels, Restaurants & Leisure	3.5%
Electrical Equipment	3.5%
Automobiles	3.3%
Insurance	3.2%
Aerospace & Defense	3.1%
Personal Products	2.6%
Other Industries	17.5%
Other Assets Less Liabilities	1.5%

Top Five Common Stock Holdings

(% of net assets)

Novartis AG	3.5%
Compass Group PLC	3.5%
ABB Limited	3.5%
Novo Nordisk AS, Class B	3.3%
Daimler AG	3.3%

18	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Santa Barbara Dividend Growth Fund

	Actual Performance						Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares
Beginning Account Value (8/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/14)	$1,057.80	$1,054.00	$1,054.00	$1,056.80	$1,059.90	$1,059.40	$1,020.16	$1,016.38	$1,016.38	$1,018.90	$1,021.78	$1,021.42
Expenses Incurred During Period	$5.19	$9.06	$9.06	$6.48	$3.53	$3.89	$5.09	$8.89	$8.89	$6.36	$3.47	$3.82

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 1.75%, 1.25%, .68% and ..75% for Classes A, B, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	19

Expense Examples (continued)

Nuveen Santa Barbara Global Dividend Growth Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/14)	$1,031.30	$1,027.50	$1,029.60	$1,032.60	$1,018.05	$1,014.27	$1,016.74	$1,019.31
Expenses Incurred During Period	$7.27	$11.09	$8.59	$5.99	$7.22	$11.02	$8.54	$5.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.68% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Santa Barbara International Dividend Growth Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/14)	$1,021.30	$1,017.90	$1,020.10	$1,022.90	$1,018.05	$1,014.27	$1,016.79	$1,019.31
Expenses Incurred During Period	$7.23	$11.04	$8.50	$5.97	$7.22	$11.02	$8.49	$5.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20	Nuveen Investments

Nuveen Santa Barbara Dividend Growth Fund

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.3%

	COMMON STOCKS – 96.3%

	Aerospace & Defense – 4.0%

347,299	Boeing Company	$43,502,673

551,075	Honeywell International Inc.	50,274,572
	Total Aerospace & Defense	93,777,245

	Beverages – 2.5%

1,536,116	Coca-Cola Company	58,095,907

	Capital Markets – 4.3%

149,636	BlackRock Inc.	44,961,129

1,776,196	The Bank of New York Mellon Corporation	56,767,224
	Total Capital Markets	101,728,353

	Commercial Banks – 5.3%

686,842	Cullen/Frost Bankers, Inc.	50,840,045

1,631,250	Wells Fargo & Company	73,960,875
	Total Commercial Banks	124,800,920

	Communications Equipment – 5.1%

788,910	Motorola Solutions Inc.	50,332,458

932,784	QUALCOMM, Inc.	69,231,229
	Total Communications Equipment	119,563,687

	Computers & Peripherals – 2.5%

119,454	Apple, Inc.	59,798,672

	Containers & Packaging – 1.7%

605,576	Packaging Corp. of America	39,120,210

	Diversified Financial Services – 3.0%

1,268,098	JPMorgan Chase & Co.	70,201,905

	Diversified Telecommunication Services – 2.7%

1,936,383	AT&T Inc.	64,520,282

	Electric Utilities – 3.9%

411,891	ITC Holdings Corporation	42,630,719

541,796	NextEra Energy Inc.	49,807,306
	Total Electric Utilities	92,438,025

	Electrical Equipment – 2.0%

648,554	Eaton Corporation PLC	47,402,812

Nuveen Investments	21

Nuveen Santa Barbara Dividend Growth Fund (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	Energy Equipment & Services – 2.3%

1,498,900	Seadrill Limited	$53,525,719

	Food & Staples Retailing – 2.9%

1,025,574	CVS Caremark Corporation	69,451,871

	Food Products – 1.7%

623,062	McCormick & Company, Incorporated	39,988,119

	Health Care Equipment & Supplies – 2.0%

700,710	Covidien PLC	47,816,450

	Health Care Providers & Services – 2.1%

675,218	UnitedHealth Group Incorporated	48,804,757

	Household Durables – 3.1%

393,333	Tupperware Corporation	30,821,574

310,895	Whirlpool Corporation	41,442,304
	Total Household Durables	72,263,878

	Insurance – 2.3%

589,363	ACE Limited	55,288,143

	IT Services – 4.2%

617,200	Accenture Limited, Class A Shares	49,301,936

965,310	Fidelity National Information Services	48,941,217
	Total IT Services	98,243,153

	Machinery – 1.6%

399,095	Caterpillar Inc.	37,479,011

	Media – 2.7%

479,188	Time Warner Cable, Class A	63,861,385

	Metals & Mining – 1.8%

1,554,673	Southern Copper Corporation	43,499,751

	Multiline Retail – 2.1%

929,267	Macy’s, Inc.	49,437,004

	Oil, Gas & Consumable Fuels – 9.1%

502,335	Chevron Corporation	56,075,656

1,549,984	Kinder Morgan, Inc.	52,714,956

821,437	ONEOK, Inc.	56,260,220

685,670	Phillips 66	50,115,620
	Total Oil, Gas & Consumable Fuels	215,166,452

	Pharmaceuticals – 8.0%

1,249,541	AbbVie Inc.	61,514,903

1,357,370	Novo-Nordisk A/S, Sponsored ADR	53,846,868

2,385,289	Pfizer Inc.	72,512,786
	Total Pharmaceuticals	187,874,557

22	Nuveen Investments

Shares	Description (1)			Value

	Road & Rail – 3.4%

454,768	Union Pacific Corporation			$79,238,776

	Software – 2.7%

1,682,234	Microsoft Corporation			63,672,557

	Specialty Retail – 2.0%

1,027,918	Lowe’s Companies, Inc.			47,582,324

	Textiles, Apparel & Luxury Goods – 2.8%

1,113,773	VF Corporation			65,100,032

	Tobacco – 2.5%

765,763	Philip Morris International			59,836,721
	Total Long-Term Investments (cost $1,855,794,730)			2,269,578,678

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.6%

$84,072	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/14, repurchase price $84,072,382, collateralized by $82,350,000 U.S. Treasury Notes, 2.625%, due 11/15/20, value $85,756,408	0.000%	2/03/14	$84,072,382
	Total Short-Term Investments (cost $84,072,382)			84,072,382
	Total Investments (cost $1,939,867,112) – 99.9%			2,353,651,060
	Other Assets Less Liabilities – 0.1%			2,685,468
	Net Assets – 100%			$2,356,336,528

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	23

Nuveen Santa Barbara Global Dividend Growth Fund

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 94.6%

	COMMON STOCKS – 94.6%

	Aerospace & Defense – 6.5%

970	Boeing Company	$121,502

1,560	Honeywell International Inc.	142,319

2,449	Safran SA, (2)	174,041
	Total Aerospace & Defense	437,862

	Automobiles – 2.6%

2,112	Daimler AG, (2)	176,407

	Beverages – 1.8%

3,244	Coca-Cola Company	122,688

	Commercial Banks – 7.3%

50,200	BOC Hong Kong Holdings Limited, (2)	152,894

3,092	Wells Fargo & Company	140,191

7,549	Westpac Banking Corporation, (2)	203,457
	Total Commercial Banks	496,542

	Communications Equipment – 2.4%

2,172	QUALCOMM, Inc.	161,206

	Computers & Peripherals – 1.3%

177	Apple, Inc.	88,606

	Containers & Packaging – 3.3%

16,300	Amcor Limited, (2)	152,899

1,057	Packaging Corp. of America	68,282
	Total Containers & Packaging	221,181

	Diversified Financial Services – 2.1%

2,631	JPMorgan Chase & Co.	145,652

	Diversified Telecommunication Services – 6.8%

4,436	AT&T Inc.	147,808

3,972	CenturyLink Inc.	114,632

206,125	HKT Trust and HKT Limited, (2)	197,046
	Total Diversified Telecommunication Services	459,486

	Electric Utilities – 4.4%

1,667	NextEra Energy Inc.	153,247

6,679	Scottish and Southern Energy PLC, (2)	143,291
	Total Electric Utilities	296,538

24	Nuveen Investments

Shares	Description (1)	Value

	Energy Equipment & Services – 2.8%

5,268	Seadrill Limited	$188,120

	Food & Staples Retailing – 2.0%

2,024	CVS Caremark Corporation	137,065

	Health Care Equipment & Supplies – 2.2%

2,176	Covidien PLC	148,490

	Hotels, Restaurants & Leisure – 2.2%

10,037	Compass Group PLC, (2)	150,006

	Household Durables – 2.5%

787	Tupperware Corporation	61,669

807	Whirlpool Corporation	107,573
	Total Household Durables	169,242

	Insurance – 2.7%

2,112	Swiss Re AG, (2)	182,268

	IT Services – 1.9%

1,651	Accenture Limited, Class A Shares	131,882

	Machinery – 2.1%

9,100	Kubota Corporation, (2)	140,061

	Metals & Mining – 2.1%

5,195	Southern Copper Corporation	145,356

	Oil, Gas & Consumable Fuels – 9.5%

1,328	Chevron Corporation	148,245

4,840	Kinder Morgan, Inc.	164,609

2,423	ONEOK, Inc.	165,951

2,892	Total SA, (2)	164,993
	Total Oil, Gas & Consumable Fuels	643,798

	Personal Products – 1.8%

767	L’Oreal, (2)	125,922

	Pharmaceuticals – 9.5%

3,409	AbbVie Inc.	167,825

3,652	Novo Nordisk AS, Class B	144,564

6,429	Pfizer Inc.	195,442

1,371	Sanofi, (2)	134,030
	Total Pharmaceuticals	641,861

	Professional Services – 1.7%

6,673	Experian PLC, (2)	113,905

	Road & Rail – 2.3%

894	Union Pacific Corporation	155,771

Nuveen Investments	25

Nuveen Santa Barbara Global Dividend Growth Fund (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)			Value

	Software – 2.0%

1,753	SAP AG, (2)			$134,121

	Textiles, Apparel & Luxury Goods – 2.1%

2,430	VF Corporation			142,034

	Tobacco – 1.7%

1,507	Philip Morris International			117,757

	Trading Companies & Distributors – 2.0%

11,025	Itochu Corporation, (2)			134,695

	Wireless Telecommunication Services – 3.0%

54,622	Vodafone Group PLC, (2)			202,414
	Total Long-Term Investments (cost $6,042,239)			6,410,936

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.0%

$338	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/14, repurchase price $337,605, collateralized by $335,000 U.S. Treasury Notes, 2.625%, due 11/15/20, value $348,857	0.000%	2/03/14	$337,605
	Total Short-Term Investments (cost $337,605)			337,605
	Total Investments (cost $6,379,844) – 99.6%			6,748,541
	Other Assets Less Liabilities – 0.4%			29,616
	Net Assets – 100%			$6,778,157

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

See accompanying notes to financial statements.

26	Nuveen Investments

Nuveen Santa Barbara International Dividend Growth Fund

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.5%

	COMMON STOCKS – 98.5%

	Aerospace & Defense – 3.1%

952	Safran SA, (2)	$67,655

	Automobiles – 3.3%

847	Daimler AG, (2)	70,746

	Beverages – 2.5%

882	Heineken NV, (2)	53,736

	Chemicals – 5.5%

332	Linde AG, (2)	62,737

160	Syngenta AG, ADR, (2)	56,565
	Total Chemicals	119,302

	Commercial Banks – 14.9%

19,500	BOC Hong Kong Holdings Limited, (2)	59,391

5,844	HSBC Holdings PLC, (2)	59,970

6,400	Mitsubishi UFJ Financial Group, Inc., (2)	38,475

1,662	Swedbank AB, (2)	43,369

639	Toronto-Dominion Bank	55,262

2,529	Westpac Banking Corporation, (2)	68,161
	Total Commercial Banks	324,628

	Containers & Packaging – 2.2%

5,080	Amcor Limited, (2)	47,652

	Electric Utilities – 4.5%

892	Red Electrica Corporacion SA, (2)	62,384

1,683	Scottish and Southern Energy PLC, (2)	36,107
	Total Electric Utilities	98,491

	Electrical Equipment – 3.5%

3,033	ABB Limited, (2)	75,441

	Energy Equipment & Services – 5.4%

1,620	Seadrill Limited	57,850

2,687	Tenaris SA, (2)	59,941
	Total Energy Equipment & Services	117,791

	Food Products – 2.5%

809	Groupe Danone, (2)	53,409

	Hotels, Restaurants & Leisure – 3.5%

5,072	Compass Group PLC, (2)	75,803

Nuveen Investments	27

Nuveen Santa Barbara International Dividend Growth Fund (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	Industrial Conglomerates – 1.7%

690	Jardine Matheson Holdings Limited, (2)	$36,970

	Insurance – 3.2%

795	Swiss Re AG, (2)	68,609

	Machinery – 2.3%

3,200	Kubota Corporation, (2)	49,252

	Media – 5.2%

2,579	Pearson PLC, (2)	47,119

3,190	WPP Group PLC, (2)	66,838
	Total Media	113,957

	Metals & Mining – 2.3%

1,553	BHP Billiton Limited, (2)	49,595

	Oil, Gas & Consumable Fuels – 5.5%

2,976	BG Group PLC, (2)	50,020

1,232	Total SA, (2)	70,288
	Total Oil, Gas & Consumable Fuels	120,308

	Personal Products – 2.6%

341	L’Oreal, (2)	55,983

	Pharmaceuticals – 10.7%

271	Merck KGaA, (2)	41,962

961	Novartis AG, (2)	75,961

1,826	Novo Nordisk A/S	72,282

421	Sanofi, (2)	41,157
	Total Pharmaceuticals	231,362

	Professional Services – 5.1%

3,393	Experian PLC, (2)	57,917

1,234	Nielsen Holdings NV	52,186
	Total Professional Services	110,103

	Software – 1.8%

517	SAP AG, (2)	39,555

	Trading Companies & Distributors – 2.2%

4,000	Itochu Corporation, (2)	48,869

	Wireless Telecommunication Services – 5.0%

800	KDDI Corporation, (2)	44,050

17,541	Vodafone Group PLC, (2)	65,002
	Total Wireless Telecommunication Services	109,052
	Total Investments (cost $1,864,930)	2,138,269
	Other Assets Less Liabilities – 1.5%	32,528
	Net Assets – 100%	$2,170,797

28	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of

Assets and Liabilities	January 31, 2014 (Unaudited)

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Assets
Long-term investments, at value (cost $1,855,794,730, $6,042,239 and $1,864,930, respectively)	$2,269,578,678	$6,410,936	$2,138,269
Short-term investments, at value (cost approximates value)	84,072,382	337,605	—
Cash	—	—	28,886
Cash denominated in foreign currencies (cost $—, $755 and $770, respectively)	—	753	771
Receivable for:
Dividends and interest	3,247,598	15,087	3,488
Reimbursement from Adviser	—	9,371	—
Reclaims	—	—	1,300
Shares sold	6,766,524	13,162	18,141
Other assets	133,737	19,223	30,969
Total assets	2,363,798,919	6,806,137	2,221,824
Liabilities
Payable for shares redeemed	4,848,955	—	—
Accrued expenses:
Management fees	1,287,614	—	7,945
Professional fees	21,591	7,860	7,838
Trustees fees	110,205	156	51
Shareholder servicing agent fees	420,187	5,919	5,436
12b-1 distribution and service fees	514,282	1,146	239
Other	259,557	12,899	29,518
Total liabilities	7,462,391	27,980	51,027
Net assets	$2,356,336,528	$6,778,157	$2,170,797
Class A Shares
Net assets	$677,242,392	$3,221,459	$332,319
Shares outstanding	21,261,987	131,025	12,977
Net asset value (“NAV”) per share	$31.85	$24.59	$25.61
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$33.79	$26.09	$27.17
Class B Shares
Net assets	$1,169,055	N/A	N/A
Shares outstanding	36,765	N/A	N/A
NAV and offering price per share	$31.80	N/A	N/A
Class C Shares
Net assets	$411,700,089	$530,446	$173,095
Shares outstanding	12,944,156	21,590	6,793
NAV and offering price per share	$31.81	$24.57	$25.48
Class R3 Shares
Net assets	$22,168,184	$61,435	$63,962
Shares outstanding	691,078	2,500	2,500
NAV and offering price per share	$32.08	$24.57	$25.58
Class R6 Shares
Net assets	$62,817,320	N/A	N/A
Shares outstanding	1,961,119	N/A	N/A
NAV and offering price per share	$32.03	N/A	N/A
Class I Shares
Net assets	$1,181,239,488	$2,964,817	$1,601,421
Shares outstanding	37,065,396	120,570	62,525
NAV and offering price per share	$31.87	$24.59	$25.61
Net assets consist of:
Capital paid-in	$1,928,453,218	$6,342,177	$1,899,497
Undistributed (Over-distribution of) net investment income	1,842,779	7,721	3,781
Accumulated net realized gain (loss)	12,256,583	59,554	(5,871)
Net unrealized appreciation (depreciation)	413,783,948	368,705	273,390
Net assets	$2,356,336,528	$6,778,157	$2,170,797
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

30	Nuveen Investments

Statement of

Operations	Six Months Ended January 31, 2014 (Unaudited)

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Dividend and Interest Income (net of foreign tax withheld of $—, $1,841 and $893, respectively)	$30,251,848	$99,384	$19,326
Expenses
Management fees	7,337,617	25,721	8,290
12b-1 service fees – Class A	817,680	3,496	309
12b-1 distribution and service fees – Class B	6,416	N/A	N/A
12b-1 distribution and service fees – Class C	1,921,249	2,329	682
12b-1 distribution and service fees – Class R3	50,834	157	167
Shareholder servicing agent fees and expenses	991,986	1,923	773
Custodian fees and expenses	164,331	26,886	23,570
Trustees fees and expenses	68,286	185	61
Professional fees	55,150	13,268	13,152
Shareholder reporting expenses	91,660	2,865	2,516
Federal and state registration fees	90,664	20,976	10,209
Other expenses	24,276	3,147	3,103
Total expenses before fee waiver/expense reimbursement	11,620,149	100,953	62,832
Fee waiver/expense reimbursement	—	(58,248)	(49,838)
Net expenses	11,620,149	42,705	12,994
Net investment income (loss)	18,631,699	56,679	6,332
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	32,413,833	86,425	(5,869)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	81,645,171	29,907	26,189
Net realized and unrealized gain (loss)	114,059,004	116,332	20,320
Net increase (decrease) in net assets from operations	$132,690,703	$173,011	$26,652

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of

Changes in Net Assets	(Unaudited)

	Santa Barbara Dividend Growth		Santa Barbara Global Dividend Growth
	Six Months Ended 1/31/14	Year Ended 7/31/13	Six Months Ended 1/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$18,631,699	$35,642,093	$56,679	$82,951
Net realized gain (loss) from investments and foreign currency	32,413,833	27,644,572	86,425	16,914
Change in net unrealized appreciation (depreciation) of investments and foreign currency	81,645,171	226,248,211	29,907	266,422
Net increase (decrease) in net assets from operations	132,690,703	289,534,876	173,011	366,287
Distributions to Shareholders
From net investment income:
Class A	(5,375,956)	(9,221,858)	(22,376)	(30,920)
Class B	(5,716)	(20,595)	N/A	N/A
Class C	(1,757,009)	(2,825,409)	(1,973)	(5,211)
Class R3	(142,626)	(154,661)	(420)	(1,414)
Class R6(1)	(519,969)	(201,707)	N/A	N/A
Class I	(11,588,329)	(21,714,159)	(27,543)	(43,491)
From accumulated net realized gains:
Class A	(4,019,199)	—	(20,930)	—
Class B	(7,448)	—	N/A	N/A
Class C	(2,412,679)	—	(3,276)	—
Class R3	(127,785)	—	(425)	—
Class R6(1)	(392,414)	—	N/A	N/A
Class I	(7,292,345)	—	(20,313)	—
Decrease in net assets from distributions to shareholders	(33,641,475)	(34,138,389)	(97,256)	(81,036)
Fund Share Transactions
Proceeds from sale of shares	481,694,142	1,204,900,536	1,518,083	4,097,774
Proceeds from shares issued to shareholders due to reinvestment of distributions	19,751,882	19,491,019	77,800	47,433
	501,446,024	1,224,391,555	1,595,883	4,145,207
Cost of shares redeemed	(446,858,925)	(475,269,175)	(242,303)	(156,371)
Net increase (decrease) in net assets from Fund share transactions	54,587,099	749,122,380	1,353,580	3,988,836
Net increase (decrease) in net assets	153,636,327	1,004,518,867	1,429,335	4,274,087
Net assets at the beginning of period	2,202,700,201	1,198,181,334	5,348,822	1,074,735
Net assets at the end of period	$2,356,336,528	$2,202,700,201	$6,778,157	$5,348,822
Undistributed (Over-distribution of) net investment income at the end of period	$1,842,779	$2,600,685	$7,721	$3,354

N/A – Fund does not offer share class.

(1) – Class R6 Shares were established and commenced operations on March 25, 2013.

See accompanying notes to financial statements.

32	Nuveen Investments

	Santa Barbara International Dividend Growth
	Six Months Ended 1/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$6,332	$22,670
Net realized gain (loss) from investments and foreign currency	(5,869)	39,696
Change in net unrealized appreciation (depreciation) of investments and foreign currency	26,189	185,401
Net increase (decrease) in net assets from operations	26,652	247,767
Distributions to Shareholders
From net investment income:
Class A	(469)	(1,081)
Class B	N/A	N/A
Class C	—	(428)
Class R3	(66)	(624)
Class R6	N/A	N/A
Class I	(4,889)	(17,701)
From accumulated net realized gains:
Class A	(4,874)	(53)
Class B	N/A	N/A
Class C	(2,915)	(53)
Class R3	(1,241)	(53)
Class R6	N/A	N/A
Class I	(30,008)	(901)
Decrease in net assets from distributions to shareholders	(44,462)	(20,894)
Fund Share Transactions
Proceeds from sale of shares	745,153	357,872
Proceeds from shares issued to shareholders due to reinvestment of distributions	16,014	2,153
	761,167	360,025
Cost of shares redeemed	(113,142)	(108,289)
Net increase (decrease) in net assets from Fund share transactions	648,025	251,736
Net increase (decrease) in net assets	630,215	478,609
Net assets at the beginning of period	1,540,582	1,061,973
Net assets at the end of period	$2,170,797	$1,540,582
Undistributed (Over-distribution of) net investment income at the end of period	$3,781	$2,873

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	33

Financial

Highlights (Unaudited)

Santa Barbara Dividend Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/06)
2014(g)	$30.54	$.25	$1.51	$1.76	$(.26)	$(.19)	$(.45)	$31.85
2013	26.32	.59	4.19	4.78	(.56)	—	(.56)	30.54
2012	24.37	.53	1.91	2.44	(.49)	—	(.49)	26.32
2011	20.53	.45	3.79	4.24	(.40)	—	(.40)	24.37
2010	18.92	.38	1.59	1.97	(.36)	—	(.36)	20.53
2009	22.82	.33	(3.89)	(3.56)	(.34)	—	(.34)	18.92
Class B (3/06)
2014(g)	30.49	.13	1.51	1.64	(.14)	(.19)	(.33)	31.80
2013	26.28	.41	4.15	4.56	(.35)	—	(.35)	30.49
2012	24.34	.37	1.87	2.24	(.30)	—	(.30)	26.28
2011	20.52	.28	3.76	4.04	(.22)	—	(.22)	24.34
2010	18.90	.23	1.60	1.83	(.21)	—	(.21)	20.52
2009	22.81	.16	(3.87)	(3.71)	(.20)	—	(.20)	18.90
Class C (3/06)
2014(g)	30.49	.13	1.52	1.65	(.14)	(.19)	(.33)	31.81
2013	26.29	.37	4.18	4.55	(.35)	—	(.35)	30.49
2012	24.33	.33	1.93	2.26	(.30)	—	(.30)	26.29
2011	20.51	.27	3.77	4.04	(.22)	—	(.22)	24.33
2010	18.90	.22	1.60	1.82	(.21)	—	(.21)	20.51
2009	22.80	.16	(3.86)	(3.70)	(.20)	—	(.20)	18.90
Class R3 (3/09)
2014(g)	30.75	.21	1.53	1.74	(.22)	(.19)	(.41)	32.08
2013	26.50	.45	4.30	4.75	(.50)	—	(.50)	30.75
2012	24.53	.44	1.96	2.40	(.43)	—	(.43)	26.50
2011	20.67	.45	3.75	4.20	(.34)	—	(.34)	24.53
2010	19.04	.33	1.61	1.94	(.31)	—	(.31)	20.67
2009(d)	14.39	.14	4.58	4.72	(.07)	—	(.07)	19.04
Class R6 (3/13)
2014(g)	30.69	.29	1.54	1.83	(.30)	(.19)	(.49)	32.03
2013(e)	29.09	.19	1.55	1.74	(.14)	—	(.14)	30.69
Class I (3/06)
2014(g)	30.55	.29	1.52	1.81	(.30)	(.19)	(.49)	31.87
2013	26.33	.66	4.19	4.85	(.63)	—	(.63)	30.55
2012	24.38	.57	1.93	2.50	(.55)	—	(.55)	26.33
2011	20.54	.50	3.79	4.29	(.45)	—	(.45)	24.38
2010	18.92	.42	1.61	2.03	(.41)	—	(.41)	20.54
2009	22.83	.46	(3.99)	(3.53)	(.38)	—	(.38)	18.92

34	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

5.78%	$677,242	1.00	%*	1.57	%*	1.00	%*	1.57	%*	15%
18.41	602,575	1.03		2.09		1.03		2.09		23
10.16	324,040	1.05		2.11		1.05		2.11		26
20.71	129,211	1.18		1.90		1.18		1.90		15
10.46	47,538	1.53		1.63		1.28		1.87		40
(15.51)	46,250	1.70		1.46		1.29		1.87		165

5.40	1,169	1.75	*	.85	*	1.75	*	.85	*	15
17.51	1,390	1.78		1.45		1.78		1.45		23
9.31	1,817	1.80		1.53		1.80		1.53		26
19.75	2,291	1.95		1.23		1.95		1.23		15
9.72	3,180	2.26		.93		2.03		1.16		40
(16.20)	4,670	2.37		.56		2.02		.91		165

5.40	411,700	1.75	*	.81	*	1.75	*	.81	*	15
17.51	331,702	1.78		1.31		1.78		1.31		23
9.35	157,389	1.80		1.32		1.80		1.32		26
19.81	51,167	1.92		1.16		1.92		1.16		15
9.65	24,194	2.29		.86		2.03		1.11		40
(16.16)	21,259	2.39		.51		2.02		.88		165

5.68	22,168	1.25	*	1.31	*	1.25	*	1.31	*	15
18.12	17,312	1.29		1.56		1.29		1.56		23
9.92	2,638	1.30		1.72		1.30		1.72		26
20.39	55	1.49		1.94		1.44		1.99		15
10.23	216	1.78		1.36		1.53		1.61		40
32.89	199	2.18	*	1.33	*	1.55	*	1.97	*	165

5.99	62,817	.68	*	1.82	*	.68	*	1.82	*	15
6.01	43,893	.72	*	1.78	*	.72	*	1.78	*	23

5.94	1,181,239	.75	*	1.83	*	.75	*	1.83	*	15
18.69	1,205,829	.78		2.34		.78		2.34		23
10.44	712,297	.80		2.29		.80		2.29		26
20.99	141,142	.91		2.10		.91		2.10		15
10.79	36,519	1.30		1.79		1.03		2.06		40
(15.33)	19,246	1.40		2.21		1.05		2.56		165

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(e)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended January 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (Unaudited) (continued)

Santa Barbara Global Dividend Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/12)
2014(f)	$24.20	$.22	$.54	$.76	$(.20)	$(.17)	$(.37)	$24.59
2013	21.49	.73	2.61	3.34	(.63)	—	(.63)	24.20
2012(d)	20.00	.05	1.44	1.49	—	—	—	21.49
Class C (6/12)
2014(f)	24.18	.13	.54	.67	(.11)	(.17)	(.28)	24.57
2013	21.47	.52	2.64	3.16	(.45)	—	(.45)	24.18
2012(d)	20.00	.02	1.45	1.47	—	—	—	21.47
Class R3 (6/12)
2014(f)	24.19	.19	.53	.72	(.17)	(.17)	(.34)	24.57
2013	21.48	.70	2.58	3.28	(.57)	—	(.57)	24.19
2012(d)	20.00	.04	1.44	1.48	—	—	—	21.48
Class I (6/12)
2014(f)	24.20	.25	.54	.79	(.23)	(.17)	(.40)	24.59
2013	21.50	.82	2.57	3.39	(.69)	—	(.69)	24.20
2012(d)	20.00	.05	1.45	1.50	—	—	—	21.50

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

3.13%	$3,221	3.27	%*	(.13	)%*	1.42	%*	1.72	%*	26%
15.76	2,163	4.43		.14		1.42		3.15		25
7.45	54	22.48	*	(19.47	)*	1.42	*	1.60	*	—

2.75	530	4.05	*	(.87	)*	2.17	*	1.01	*	26
14.87	414	5.07		(.63)		2.17		2.27		25
7.35	54	23.25	*	(20.23	)*	2.17	*	.85	*	—

2.96	61	3.54	*	(.34	) *	1.68	*	1.52	*	26
15.46	60	4.53		.19		1.67		3.05		25
7.40	54	22.75	*	(19.74	)*	1.67	*	1.35	*	—

3.26	2,965	3.02	*	.17	*	1.17	*	2.02	*	26
16.01	2,711	4.12		.61		1.17		3.56		25
7.50	914	22.25	*	(19.24	)*	1.17	*	1.84	*	—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV , if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights (Unaudited) (continued)

Santa Barbara International Dividend Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/11)
2014(f)	$25.59	$.07	$.50	$.57	$(.05)	$(.50)	$(.55)	$25.61
2013	21.23	.39	4.30	4.69	(.31)	(.02)	(.33)	25.59
2012(d)	20.00	.01	1.22	1.23	—	—	—	21.23
Class C (6/11)
2014(f)	25.51	(.03)	.50	.47	—	(.50)	(.50)	25.48
2013	21.21	.18	4.31	4.49	(.17)	(.02)	(.19)	25.51
2012(d)	20.00	(.01)	1.22	1.21	—	—	—	21.21
Class R3 (6/11)
2014(f)	25.58	.03	.50	.53	(.03)	(.50)	(.53)	25.58
2013	21.23	.30	4.32	4.62	(.25)	(.02)	(.27)	25.58
2012(d)	20.00	— **	1.23	1.23	—	—	—	21.23
Class I (6/11)
2014(f)	25.59	.10	.50	.60	(.08)	(.50)	(.58)	25.61
2013	21.24	.45	4.29	4.74	(.37)	(.02)	(.39)	25.59
2012(d)	20.00	.02	1.22	1.24	—	—	—	21.24

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

2.13%	$332	6.25	%*	(4.33	)%*	1.42	%*	.50	%*	13%
22.20	123	8.89		(5.83)		1.42		1.64		23
6.15	53	22.69	*	(20.97	)*	1.43	*	.29	*	2

1.79	173	6.59	*	(4.66	)*	2.17	*	(.24	)*	13
21.23	64	8.15		(5.20)		2.17		.78		23
6.05	53	23.44	*	(21.70	)*	2.18	*	(.45	)*	2

2.01	64	6.70	*	(4.80	)*	1.67	*	.23	*	13
21.84	64	7.66		(4.71)		1.67		1.28		23
6.15	53	22.94	*	(21.22	)*	1.68	*	.04	*	2

2.29	1,601	6.14	*	(4.24	)*	1.17	*	.74	*	13
22.46	1,289	7.44		(4.38)		1.17		1.89		23
6.20	903	22.43	*	(20.70	)*	1.18	*	.55	*	2

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV , if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	39

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Dividend Growth Fund (“Santa Barbara Global Dividend Growth”) and Nuveen Santa Barbara International Dividend Growth Fund (“Santa Barbara International Dividend Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management, LLC (“Santa Barbara”), an affiliate of Nuveen, under which Santa Barbara manages the investment portfolios for the Funds.

Investment Objectives

Santa Barbara Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. Companies in certain economic sectors of the market have historically provided higher dividend yields than companies in other sectors and industries. As a result, given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to these higher dividend-yield sectors and industries than the broad equity market. The Fund may invest in small-, mid- and large- cap companies. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Santa Barbara Global Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

Santa Barbara International Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

40	Nuveen Investments

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Santa Barbara Dividend Growth will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees. Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing fees and expenses” on the Statement of Operations and are prorated among the classes based on relative net assets, are not charged to Class R6 Shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of January 31, 2014, the Funds were not invested in any portfolio securities or derivatives, other than repurchase agreements further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities.

42	Nuveen Investments

The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$2,269,578,678	$—	$—	$2,269,578,678
Short-Term Investments:
Repurchase Agreements	—	84,072,382	—	84,072,382
Total	$2,269,578,678	$84,072,382	$—	$2,353,651,060

Santa Barbara Global Dividend Growth
Long-Term Investments*:
Common Stocks	$3,728,486	$2,682,450	$—	$6,410,936
Short-Term Investments:
Repurchase Agreements	—	337,605	—	337,605
Total	$3,728,486	$3,020,055	$—	$6,748,541

Santa Barbara International Dividend Growth
Long-Term Investments*:
Common Stocks	$237,580	$1,900,689	$—	$2,138,269
*	Refer to the Fund’s portfolio of investments for industry classifications and a breakdown of Common Stocks classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for the following Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Santa Barbara Global Dividend Growth
Common Stocks	$—	$(2,366,061)	$2,366,061	$—	$—	$—
Santa Barbara International Dividend Growth
Common Stocks	—	(1,730,034)	1,730,034	—	—	—

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

Nuveen Investments	43

Notes to Financial Statements (Unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The Funds may invest in non-U.S. securities. As of January 31, 2014, the Funds’ investments in non-U.S. securities were as follows:

Santa Barbara Dividend Growth	Value	% of Net Assets
Country:
Denmark	$53,846,868	2.3%
Norway	53,525,719	2.3
Ireland	49,301,936	2.1
Total Non - U.S. Securities	$156,674,523	6.7%

Santa Barbara Global Dividend Growth
United Kingdom	$609,616	9.0%
France	598,986	8.8
Australia	356,356	5.3
Hong Kong	349,939	5.2
Germany	310,528	4.6
Japan	274,756	4.1
Norway	188,120	2.8
Switzerland	182,268	2.7
Denmark	144,564	2.1
Other Countries	131,882	1.8
Total Non-U.S. Securities	$3,147,015	46.4%

Santa Barbara International Dividend Growth
United Kingdom	$458,775	21.1%
France	288,492	13.3
Switzerland	276,573	12.7
Germany	215,001	9.9
Japan	180,646	8.3
Australia	165,408	7.6
Denmark	72,282	3.3
Spain	62,384	2.9
Italy	59,941	2.8
Hong Kong	59,391	2.7
Norway	57,850	2.7
Other Countries	189,338	8.8
Total Non-U.S. Securities	$2,086,081	96.1%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the

44	Nuveen Investments

transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Santa Barbara Dividend Growth	Fixed Income Clearing Corporation	$84,072,382	$(84,072,382)	$—
Santa Barbara Global Dividend Growth	Fixed Income Clearing Corporation	337,605	(337,605)	—
*	As of January 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	45

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Santa Barbara Dividend Growth
	Six Months Ended 1/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,971,275	$124,909,779	12,461,271	$351,594,147
Class A – automatic conversion of Class B Shares	307	9,480	3,784	105,344
Class B – exchanges	821	25,027	6,715	183,290
Class C	2,792,358	87,053,240	5,820,270	165,725,198
Class R3	188,182	5,933,251	520,444	14,995,362
Class R6(1)	1,369,676	42,173,377	335,762	10,071,823
Class R6(1) – exchange of Class I Shares	—	—	1,140,758	33,184,654
Class I	7,070,098	221,589,988	22,265,797	629,040,718
Shares issued to shareholders due to reinvestment of distributions:
Class A	247,746	7,859,839	285,799	7,945,930
Class B	316	10,012	577	15,854
Class C	64,925	2,059,151	52,244	1,447,020
Class R3	7,970	254,959	5,135	146,510
Class R6	21,339	679,525	6,859	201,707
Class I	280,250	8,888,396	349,121	9,733,998
	16,015,263	501,446,024	43,254,536	1,224,391,555
Shares redeemed:
Class A	(2,690,543)	(84,998,109)	(5,328,345)	(151,260,867)
Class B	(9,642)	(302,115)	(27,070)	(757,332)
Class B – automatic conversion to Class A Shares	(308)	(9,480)	(3,791)	(105,344)
Class C	(790,420)	(24,909,517)	(982,691)	(27,779,225)
Class R3	(68,030)	(2,170,599)	(62,135)	(1,818,957)
Class R6(1)	(859,979)	(27,521,222)	(53,296)	(1,576,887)
Class I	(9,753,460)	(306,947,883)	(9,053,716)	(258,785,909)
Class I – exchange to Class R6(1) Shares	—	—	(1,140,758)	(33,184,654)
	(14,172,382)	(446,858,925)	(16,651,802)	(475,269,175)
Net increase (decrease)	1,842,881	$54,587,099	26,602,734	$749,122,380

(1)	Class R6 Shares were established and commenced operations on March 25, 2013.

	Santa Barbara Global Dividend Growth
	Six Months Ended 1/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	43,737	$1,084,898	86,310	$2,005,231
Class C	4,307	107,360	16,771	380,528
Class R3	—	—	—	—
Class I	13,140	325,825	72,567	1,712,015
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,706	42,383	1,285	29,357
Class C	184	4,557	161	3,698
Class R3	—	—	—	—
Class I	1,242	30,860	631	14,378
	64,316	1,595,883	177,725	4,145,207
Shares redeemed:
Class A	(3,805)	(95,286)	(708)	(16,039)
Class C	(32)	(784)	(2,301)	(52,376)
Class R3	—	—	—	—
Class I	(5,841)	(146,233)	(3,669)	(87,956)
	(9,678)	(242,303)	(6,678)	(156,371)
Net increase (decrease)	54,638	$1,353,580	171,047	$3,988,836

46	Nuveen Investments

	Santa Barbara International Dividend Growth
	Six Months Ended 1/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	11,507	$305,029	2,313	$59,349
Class C	4,718	125,054	—	—
Class R3	—	—	—	—
Class I	11,998	315,070	11,986	298,523
Shares issued to shareholders due to reinvestment of distributions:
Class A	152	3,981	12	303
Class C	65	1,675	—	—
Class R3	—	—	—	—
Class I	396	10,358	76	1,850
	28,836	761,167	14,387	360,025
Shares redeemed:
Class A	(3,507)	(93,457)	—	—
Class C	(490)	(13,135)	—	—
Class R3	—	—	—	—
Class I	(253)	(6,550)	(4,178)	(108,289)
	(4,250)	(113,142)	(4,178)	(108,289)
Net increase (decrease)	24,586	$648,025	10,209	$251,736

5. Investment Transactions

Purchases and sales (excluding short-term investments, where applicable) during the six months ended January 31, 2014, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Purchases	$365,991,040	$3,555,415	$865,127
Sales	329,029,108	1,528,048	258,942

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of January 31, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Cost of investments	$1,944,100,916	$6,380,744	$1,864,930
Gross unrealized:
Appreciation	$433,049,601	$545,199	$306,342
Depreciation	(23,499,457)	(177,402)	(33,003)
Net unrealized appreciation (depreciation) of investments	$409,550,144	$367,797	$273,339

Nuveen Investments	47

Notes to Financial Statements (Unaudited) (continued)

Permanent differences, primarily due to federal taxes paid, reclassification of litigation proceeds, nondeductible stock issuance costs and foreign currency reclassifications, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2013, the Funds’ last tax year end, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Capital paid-in	$—	$(113)	$(139)
Undistributed (Over-distribution of) net investment income	238,106	(1,046)	(198)
Accumulated net realized gain (loss)	(238,106)	1,159	337

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Funds’ last tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Undistributed net ordinary income[1]	$2,600,685	$22,327	$41,909
Undistributed net long-term capital gains	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[2]	$34,138,389	$81,036	$20,894
Distributions from net long-term capital gains	—	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2013, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

Santa Barbara Dividend Growth[4]
Expiration:
July 31, 2018	$1,671,573
Not subject to expiration:
Short-term losses	—
Long-term losses	—
Total	$1,671,573
[4]	A portion of Santa Barbara Dividend Growth’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended July 31, 2013, the following Fund utilized capital loss carryforwards as follows:

Santa Barbara Dividend Growth
Utilized capital loss carryforwards	$25,176,553

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Santa Barbara is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

48	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Santa Barbara Dividend Growth Fund-Level Fee Rate	Santa Barbara Global Dividend Growth Fund-Level Fee Rate	Santa Barbara International Dividend Growth Fund-Level Fee Rate
For the first $125 million	.5000%	.6500%	.6500%
For the next $125 million	.4875	.6375	.6375
For the next $250 million	.4750	.6250	.6250
For the next $500 million	.4625	.6125	.6125
For the next $1 billion	.4500	.6000	.6000
For net assets over $2 billion	.4250	.5750	.5750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2014, the complex-level fee rate for each of these Funds was .1679%.

The Adviser has contractually agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	N/A	N/A	1.250%
Santa Barbara Global Dividend Growth	1.200%	November 30, 2014	N/A
Santa Barbara International Dividend Growth	1.200	November 30, 2014	N/A

N/A – Not applicable.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	49

Notes to Financial Statements (Unaudited) (continued)

During the six months ended January 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Sales charges collected	$913,659	$10,490	$5,348
Paid to financial intermediaries	803,785	9,241	4,635

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended January 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Commission advances	$684,519	$735	$326

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
12b-1 fees retained	$804,281	$1,543	$486

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2014, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
CDSC retained	$49,065	$—	$—

As of January 31, 2014, Nuveen owned shares of the following Funds as follows:

	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares	2,500	2,500
Class C Shares	2,500	2,500
Class R3 Shares	2,500	2,500
Class I Shares	42,500	42,500

50	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Santa Barbara Asset Management, LLC

925 De La Vina Street

2nd Floor

Santa Barbara, CA 93101

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	51

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Equity Income Funds Classification Average: Represents the average annualized return for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI World Index: A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

52	Nuveen Investments

Notes

Nuveen Investments	53

Notes

54	Nuveen Investments

Notes

Nuveen Investments	55

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $221 billion as of December 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-SBGDG-0114P

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report January 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class B	Class C	Class R3	Class I

Nuveen Tradewinds Emerging Markets Fund	NTEAX	—	NTECX	NTERX	NTEIX
Nuveen Tradewinds Global All-Cap Fund	NWGAX	—	NWGCX	NGARX	NWGRX
Nuveen Tradewinds International Value Fund	NAIGX	NBIGX	NCIGX	NTITX	NGRRX
Nuveen Tradewinds Japan Fund	NTJAX	—	NTJCX	—	NTJIX

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe’s improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve’s decision to slow down its bond buying program beginning in January 2014, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 25, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Tradewinds Emerging Markets Fund

Nuveen Tradewinds Global All-Cap Fund

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Japan Fund

All of these Funds feature portfolio management by Tradewinds Global Investors, LLC, (Tradewinds) an affiliate of Nuveen Investments. Emily Alejos, CFA, and Andrew Thelen, CFA, serve as Co-Chief Investment Officers for Tradewinds. They co-manage the Nuveen Tradewinds Global All-Cap Fund. Peter Boardman is the portfolio manager for the Nuveen Tradewinds International Value Fund and the Nuveen Tradewinds Japan Fund. Emily also serves as the sole portfolio manager for the Nuveen Tradewinds Emerging Markets Fund. Here they discuss their management strategies and the performance of the Funds during the six-month reporting period ended January 31, 2014.

How did the Funds perform during the six-month reporting period ended January 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year, ten-year and/or since inception periods ended January 31, 2014. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market indexes and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2014? How did these strategies influence performance?

Nuveen Tradewinds Emerging Markets Fund

The Fund’s Class A Shares at NAV outperformed both the MSCI Emerging Markets Index and the Lipper classification average for the six-month reporting period ending January 31, 2014.

The Fund seeks to provide long-term capital appreciation by investing in emerging market companies, using a disciplined, value-oriented process. Under normal market conditions, at least 80% of the Fund’s net assets are invested in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt securities of companies located in emerging market countries. The Fund’s investment strategy is designed not to mimic any specific benchmark, however, for reporting purposes we do use benchmarks for comparison.

Much of the Fund’s relative outperformance was due to stock selection within the financials, health care and energy sectors. Performance was moderated by stock selection in the industrials and materials sectors and allocation and stock selection in the information technology and telecommunication services sectors. Stock selection in the Fund’s Hungarian and South African securities enhanced performance and allocation and stock selection in South Korean holdings detracted from performance. Despite a number of headwinds impacting the BRIC countries (Brazil, Russia, India and China) including slowing economies, the fall in commodity prices, weakening currencies, unwinding of a credit bubble in China and inflation in India and Brazil, only China resulted in significant detraction at the country level. The Fund was

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

overweight Brazil to a negative effect, yet positive stock selection led to relative outperformance against the benchmark’s Brazilian holdings. During the reporting period, Thailand and Turkey experienced political instability, disrupting local stock markets. Due to the Fund’s low exposure in these regions, the impact to performance was nominal and in-line with the benchmark on a relative basis.

Egis Pharmaceutical PLC, a Hungarian pharmaceutical company, was the Fund’s top performing holding. The company received a buy-out offer late in the third quarter of 2013 from its majority shareholder, private French pharmaceutical company Servier Laboratories. The offer of 28,000 Hungarian forints per share represented a 33% premium to the pre-announcement closing price, so we were comfortable with eliminating the position during the period on the record gains that followed.

Canadian oil and gas exploration and production company Bankers Petroleum Limited reported what we view as positive results during the past quarter. The company has increased production over previous guidance and has become cash flow positive. Additionally, Bankers Petroleum is expanding its fleet of drilling rigs and is on track to complete a new export facility in 2016 that is expected to double current capacity.

The Fund’s financials holdings were the top sector level performers, led by Middle Eastern real estate firm Emaar Properties PJSC. The company owns and develops flagship assets like the Burj Khalifa, the world’s tallest man-made structure, and the Dubai Mall, the world’s largest mall by area. The company’s shares appreciated on the back of strong property development revenue. During the reporting period, we trimmed our position as a result of the greater than 30% appreciation for the reporting period, yet we expect to see further upside as the company continues to trade at an attractive valuation relative to its unique assets.

Latin America telecom company NII Holdings, Incorporated, was the Fund’s worst performer. The stock performed poorly due to continued deterioration of the company’s brand and its inability to generate subscriber growth in Mexico, exacerbated by the transition from 2G to 3G, which has proven to be more difficult than many investors expected. This has caused subscriber losses and profits to come in more negatively than previously forecasted by the company. Despite these challenges, we believe that the company is pursuing strategies to turn things around: improving performance of the new 3G networks in Brazil and Mexico, introducing better handsets, debuting highly competitive voice and data plans and reducing interconnecting rates. We believe that capital expenditures may decline given an almost complete 3G roll-out. Quality issues have been mitigated and regulatory dynamics appear favorable. We are closely monitoring near term developments for significant progress at the subscriber growth level and company strategy level, and will adjust the fund’s position accordingly.

Fertilizantes Heringer S.A. services the growing Brazilian fertilizer market and focuses on the niche markets such as coffee, sugar cane and reforesting. Recent price declines resulting from lower grain prices, foreign market volatility and increased competition led us to add to our position as we believe current prices imply a significant discount to our analysis of the company’s intrinsic value.

Although energy remained a top performing sector for the Fund, Brazilian oil and gas producer Petroleo Brasiliero S.A., majority-owned by the Brazilian government, was a major detractor. We believe the company’s price decline, which significantly reversed course in November 2013, was primarily driven by concerns over ambiguity of the pricing methodology related to controls on domestic prices. In addition, the Brazilian Real’s depreciation during the reporting period was a headwind on the company’s share price.

The Fund reduced its materials holdings by roughly 45% from a year ago and by an additional estimated 8.5% during the six-month reporting period. Gold exposure decreased by roughly 63% from a year ago and an additional estimated 6.5% during the reporting period. As the gold price moved lower during the past year, we shifted from precious metal

6	Nuveen Investments

mining companies to other holdings that we believed offered more value. The remaining holdings in the precious metal miners have a very favorable risk/return profile even within a lower gold price environment.

While equity markets rounded out a very strong 2013, for developed markets globally, many emerging markets companies that we view as high quality were being passed over by investors primarily because of their domicile. We believe this situation has been particularly common among emerging market consumer staples firms, despite their improving margins in many cases. We are pleased to be offered what we see as inexpensive entry points into these companies.

We will continue to monitor the ongoing situation in Russia and the Ukraine and make adjustments to holdings by both adding and trimming selected positions as appropriate.

Nuveen Tradewinds Global All-Cap Fund

The Fund’s Class A Shares at NAV outperformed the MSCI All Country World Index and the Lipper classification average during the six-month reporting period ended January 31, 2014.

During this reporting period, the Fund continued to pursue its investment strategy of seeking long-term capital appreciation by investing primarily in a diversified global portfolio of value equity securities. Our basic investment philosophy continued to be to search for good or improving business franchises around the globe whose securities were selling at a discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is designed not to mimic any specific benchmark, however, for reporting purposes we do use benchmarks for comparison.

The Fund’s outperformance to MSCI All Country World Index was due to stock selection in the energy, industrials, financials and health care sectors and being underweight and stock selection in consumer staples. The Fund’s return was detracted by stock selection in the information technology, materials and telecommunications sectors and being overweight and stock selection in the utilities sector. Relative performance was flat in the consumer discretionary sector.

The energy sector was the best performing sector on both an absolute and relative basis and included the Fund’s top performer ERG S.p.A. ERG is an Italian company transitioning from the cyclical refining business into power generation and renewable assets. This transformation appears to be on track. In October 2013 the company announced it would execute the final 20% put option on its ISAB refinery, making the strategic transformation complete by year-end and adding approximately 450 million euros to the company’s capital.

The industrial sector was the second best performing sector. Southwest Airlines Co., a member of the industrial sector, was among the top performing holdings. Southwest is the number one low cost carrier in the U.S. Overall, both American and European airlines did well during the reporting period. In addition, there was the removal of the Wright Amendment, which currently limits flying out of Dallas Love Field to destinations in Texas and bordering states. This easement at Love Field and international expansion at Houston Hobby could provide future growth opportunities for the company, as this is their corporate headquarters.

Also positively contributing to performance in the telecommunication sector was Telecom Italia S.p.A. The company has been challenged by aggressive competition, high debt levels and activist initiatives against the board of directors. Overall, the situation has been experiencing signs of improvement. The board survived a potential dismissal vote in late

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

December, allowing the company to address asset sales and efforts to revive business growth. We believe the company has multiple avenues to unlocking greater value, yet in our view the market has yet to fully price in this potential.

Despite the consumer discretionary sector’s flat relative performance, auto parts retailer Advance Auto Parts, Incorporated, was among the best performing holdings. In October, the company announced plans for an all-cash acquisition of General Parts International, Inc. (GPI), a move that will make Advance Auto Parts the largest car components retailer in North America. We believe the acquisition offers significant synergies as well as additional scale and higher long-term margins.

The worst performing sector on a relative basis was information technology led by Digital China Holdings Limited, the largest broad line IT distributor and one of the largest IT services provider in China. There has been negative investor sentiment towards the systems (enterprise) segment’s uncertain sales growth, because much of the segment’s sales are from foreign brands and their sales are deteriorating due to a push for domestic products across China. There is also a slowdown in SOEs (state owned enterprises) spending which comprise a majority of the company’s systems and services sales.

Detracting from performance in the materials sector was the gold miner Newcrest Mining Limited. The underperformance, along with other gold miners, is due to weakening precious metal prices. Pressures have been high for gold miners, with talk of mine shut downs, industry consolidation and a return to production hedging. We are closely monitoring the company going forward and believe Newcrest still offers a compelling risk/reward profile at the right price and weighting, so we are managing our position in the firm accordingly. At the end of the reporting period, the Fund’s weight in the materials’ sector was 8.37% and the weight in gold miners was 4.76%.

Latin America telecom company NII Holdings, Incorporated was the Fund’s worst performer. The stock performed poorly due to continued deterioration of the company’s brand and its inability to generate subscriber growth in Mexico, exacerbated by the transition from 2G to 3G, which has proven to be more difficult than many investors expected. This has caused subscriber losses and profits to come in more negatively than previously forecasted by the company. Despite these challenges, we believe that the company is pursuing strategies to turn things around: improving performance of the new 3G networks in Brazil and Mexico, introducing better handsets, debuting highly competitive voice and data plans and reducing interconnecting rates. We believe that capital expenditures may decline given an almost complete 3G roll-out. Quality issues have been mitigated and regulatory dynamics appear favorable. We are closely monitoring near term developments for significant progress at the subscriber growth level and company strategy level, and will adjust the fund’s position accordingly.

Despite the industrials sector being the second best performing sector in the Fund on a relative basis, it included one of the worst performing holdings, French company Alstom SA. Alstom is a global leader in power generation, service and transmission, and rail infrastructure. Third quarter performance was disappointing; while its sales and orders were in line with expectations, the company materially revised downwards its second half 2014 free cash flow guidance and slightly lowered its operating margin guidance for 2014. In addition, there is weakness in the power and utility segment and talk that the French government could consider a stake in the company via capital increase, exacerbating the negative sentiments.

We added several new positions throughout the reporting period, including CenturyLink Inc., Dean Foods Co., Digital China Holdings Ltd., Ingredion Inc., and eliminated several positions including Allscripts Healthcare Solutions, Inc., Corning Inc., Credit Suisse Group Spons. ADR, Electricite de France (EDF) and Egis Pharmaceuticals PLC.

8	Nuveen Investments

Nuveen Tradewinds International Value Fund

The Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index and the Lipper classification average for the six-month reporting period ended January 31, 2014.

Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is designed not to mimic any specific benchmark, however, for reporting purposes we do use benchmarks for comparison.

The telecommunications sector was the leading contributor to performance on a relative basis, led by strongly performing European firms, followed by the consumer staples sector. The selection within the health care sector detracted from relative quarterly performance, followed by the materials sector.

Several individual positions positively contributed to performance including, Telecom Italia S.p.A. The company has been challenged by aggressive competition, high debt levels and activist initiatives against the board of directors. The board survived a potential dismissal vote in late December, allowing the company to address asset sales and efforts to revive business growth. We believe the company has multiple avenues to unlocking greater value, yet in our view the market has yet to fully price in this potential. Though the Fund has a smaller allocation to consumer staples companies, stock selection led the sector to be a top contributor to relative results. In a development well-received by investors, French retailer Carrefour SA, a consumer staples sector holding, has successfully focused on selling its non-core assets at attractive prices. The company has also reduced its debt, providing greater flexibility for dividend increases or share buy backs in the future. As a focus on asset sales evolves into a focus on improving remaining operations, we believe Carrefour is seeking out ways to increase efficiencies throughout the regions in which it operates.

Those positions that detracted from performance included, Sanofi S.A., a French pharmaceutical firm. The company reported poor results during the reporting period. Though sales were in-line with expectations, one-time issues and strength in the euro proved to be headwinds for the firm. Full year profits were also guided to the lower end of the previously issued range. During the coming year, we believe Sanofi will be viewed positively with upcoming high profile product launches and progress in their late stage pipeline.

Overall absolute performance for the Fund’s materials allocation was positive, but was over shadowed by other non-held industries within materials sector that posted double-digit returns. Gold mining company Kinross Gold Corp. declined during the reporting period along with other companies exposed to weakening precious metal prices and was the sector’s weakest performer. Pressures have been high for gold miners, with talk of mine shut downs, industry consolidation and a return to production hedging. We are closely monitoring the company going forward and believe Kinross still offers a compelling risk/reward profile at the right price and weighting, consequently, we are managing our position in the firm accordingly.

The Fund continues to have significant exposure to Japan, as does the benchmark. Invested across a number of different sectors, the Fund’s results within Japan outperformed that of the benchmark, despite weakness in the yen. Of the companies eliminated from the Fund during the reporting period, video game company Nintendo Co. Ltd. was eliminated in favor of other opportunities we believe to be more compelling.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

New positions added included the Catlin Group and HSBC Holdings within the financials sector along with Chinese IT distributor Digital China Holdings Ltd. Italian aerospace and defense contractor Finmeccanica S.p.A. was eliminated due to price appreciation, along with Allianz SE and Areva SA.

Nuveen Tradewinds Japan Fund

The Fund’s Class A Shares at NAV outperformed the MSCI Japan Index and Lipper classification average for the six-month reporting period ended January 31, 2014.

The Fund’s investment objective is to provide long-term capital appreciation by investing primarily in Japanese equity securities. Our basic investment philosophy centers on selecting equity securities through bottom-up fundamental research focusing on both absolute valuation and qualitative measures. The research-driven investment process seeks to add value through active management and thorough research focused on selecting companies that possess opportunities that we believe are misperceived by the market.

The Fund ended the reporting period with double-digit returns on an absolute basis in yen terms. Returns in U.S. dollars were lessened, with the decline of the yen. The Fund remained positive on a relative basis, due primarily to beneficial stock selections. The consumer staples sector provided an overall positive stock selection. Holdings in the health care sector were another key contributor to relative returns, led by gains in Kissei Pharmaceuticals Company Ltd. Overall outperformance was partially muted by holdings in the telecommunication services sector, where returns from the Fund’s holdings were less than half those of the benchmark in the same sector. JX Holdings, Inc., the Fund’s sole position in the energy sector, also weighed on relative results.

Panasonic Corporation, a developer, manufacturer and seller of electronic and electric products, reported strong results during the reporting period and was one of the top individual contributors to absolute results. The stock price appreciated on the company’s cost reduction efforts, strength in its Eco Solutions business and sale of non-core businesses. Full year guidance on sales and profits were also revised upward. We believe Panasonic remains an attractive investment.

Strong stock selection in the health care sector further contributed to relative results. Though the Fund carries a higher allocation to health care holdings, almost all of the positive relative performance came from stock selection. All but one of the sector’s holdings had positive absolute performance for the reporting period and most of the holdings posted double-digit returns, including Kissei Pharmaceuticals Company, Astellas Pharma Inc., and Tokai Corporation.

Weighing on relative results, the Fund’s telecommunications allocation, with exposure to both integrated and wireless services, did not compare to that of the benchmark, which carried a greater allocation to wireless services.

During the reporting period, energy was both the lowest weighted sector and lowest performer of the benchmark. As previously mentioned, the Fund’s investment in energy was represented by JX Holdings Inc., a manufacturer of petroleum and petroleum chemicals. With news of eroding refining margins within the industry and downward pressure on earnings and recurring profits, the stock price has been under pressure. We believe the company has multiple avenues to unlocking greater value, yet in our view the market has yet to fully price in this potential.

Japan is producing continued economic improvement, in our view. We find Japanese government initiatives have resulted in notable equity market gains and we believe after many difficult years, Japanese market advances have now reached a level of credibility that is attracting foreign investment. We believe economic and financial developments in

10	Nuveen Investments

the country will prove to be a powerful multi-year story. While Japanese companies have generated fairly mediocre returns in recent years, many market forecasters expect earnings growth from Japan to outpace the rest of the world over the next two years.

Despite robust Japanese equity market performance in 2013, we remain optimistic about the chances for a repeat in 2014. Japanese valuations still trail developed market peers, even though in our view the economic environment in Japan is much more conducive to growth than in the U.S. and Europe. Further, many market participants still seem to be wary, perhaps waiting for further trend confirmation before building significant Japanese exposures. Accordingly, we believe there is much more room for margin expansion as the country continues implementing Abenomics. Even without economic tailwinds, however, we feel confident that the Fund’s carefully crafted portfolio represents downside protection and upside potential due to business investments we see as compellingly undervalued.

Nuveen Investments	11

Risk

Considerations

Nuveen Tradewinds Emerging Markets Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Tradewinds Global All-Cap Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Tradewinds International Value Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk and common stock risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Tradewinds Japan Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, concentration risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

12	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Emerging Markets Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	1.29%	(14.35)%	8.48%	7.88%
Class A Shares at maximum Offering Price	(4.53)%	(19.28)%	7.20%	6.63%
MSCI Emerging Markets Index**	(0.33)%	(10.17)%	14.78%	13.39%
Lipper Emerging Markets Funds Classification Average**	(0.53)%	(8.08)%	14.65%	12.99%

Class C Shares	0.89%	(15.00)%	7.68%	7.07%
Class R3 Shares	1.12%	(14.58)%	8.21%	7.61%
Class I Shares	1.39%	(14.13)%	8.75%	8.15%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	10.19%	(7.45)%	8.76%	9.20%
Class A Shares at maximum Offering Price	3.84%	(12.78)%	7.48%	7.91%
Class C Shares	9.73%	(8.17)%	7.95%	8.39%
Class R3 Shares	10.01%	(7.73)%	8.48%	8.92%
Class I Shares	10.29%	(7.25)%	9.03%	9.46%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	2.24%	3.01%	2.54%	2.02%
Net Expense Ratios	1.72%	2.47%	1.97%	1.47%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fee and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.50% (1.85% after November 30, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 12/29/08.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Nuveen Tradewinds Global All-Cap Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2014*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	6.46%	6.46%	13.45%	7.47%
Class A Shares at maximum Offering Price	0.35%	0.35%	12.11%	6.66%
MSCI All Country World Index (ACWI)**	6.08%	12.70%	16.04%	4.50%
Lipper Global Multi-Cap Value Funds Classification Average**	5.81%	15.99%	15.42%	3.93%

Class C Shares	6.08%	5.68%	12.59%	6.68%
Class R3 Shares	6.35%	6.22%	13.16%	7.18%
Class I Shares	6.66%	6.79%	13.74%	7.73%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	17.21%	15.10%	13.49%	8.20%
Class A Shares at maximum Offering Price	10.47%	8.46%	12.15%	7.37%
Class C Shares	16.79%	14.28%	12.64%	7.40%
Class R3 Shares	17.07%	14.81%	13.20%	7.91%
Class I Shares	17.40%	15.38%	13.77%	8.45%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.44%	2.18%	1.68%	1.19%

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 3/28/06. The returns for Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds International Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2014*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	8.57%	13.61%	7.98%	6.14%
Class A Shares at maximum Offering Price	2.31%	7.06%	6.71%	5.51%
MSCI EAFE Index**	7.51%	11.93%	13.84%	6.32%
Lipper International Multi-Cap Core Funds Classification Average**	8.12%	12.98%	13.36%	5.78%

Class B Shares w/o CDSC	8.16%	12.75%	7.17%	5.50%
Class B Shares w/ CDSC	3.16%	8.75%	7.02%	5.50%
Class C Shares	8.16%	12.75%	7.16%	5.34%
Class R3 Shares	8.41%	13.26%	7.71%	5.85%
Class I Shares	8.64%	13.87%	8.24%	6.40%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	18.71%	21.63%	7.26%	6.60%
Class A Shares at maximum Offering Price	11.88%	14.63%	6.00%	5.97%
Class B Shares w/o CDSC	18.25%	20.77%	6.45%	5.96%
Class B Shares w/ CDSC	13.25%	16.77%	6.29%	5.96%
Class C Shares	18.19%	20.17%	6.44%	5.79%
Class R3 Shares	18.55%	21.33%	6.99%	6.32%
Class I Shares	18.84%	21.92%	7.52%	6.87%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class B	Class C	Class R3	Class I
Expense Ratios	1.39%	2.14%	2.14%	1.64%	1.14%

*	The returns for Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Nuveen Tradewinds Japan Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	5.72%	18.29%	6.54%	5.08%
Class A Shares at maximum Offering Price	(0.37)%	11.48%	5.29%	3.87%
MSCI Japan Index**	4.27%	17.93%	8.32%	6.67%
Lipper Japanese Funds Classification Average**	4.55%	19.72%	10.20%	8.42%

Class C Shares	5.29%	17.35%	5.74%	4.28%
Class I Shares	5.83%	18.57%	6.82%	5.34%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Class A at NAV	9.62%	23.38%	5.11%	5.76%
Class A at maximum Offering Price	3.30%	16.29%	3.87%	4.51%
Class C Shares	9.21%	22.49%	4.32%	4.96%
Class I Shares	9.76%	23.72%	5.38%	6.02%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	4.61%	5.06%	4.13%
Net Expense Ratios	1.47%	2.22%	1.22%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% (1.50% after November 30, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 12/29/08.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

Holding

Summaries January 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Tradewinds Emerging Markets Fund

Fund Allocation

(% of net assets)

Common Stocks	95.3%
Corporate Bonds	0.6%
Warrants	0.0%
Short-Term Investments	4.1%
Other Assets Less Liabilities	0.0%

Country Allocation

(% of net assets)

Brazil	15.6%
South Korea	13.9%
Russia	8.9%
Canada	8.2%
Taiwan	5.8%
India	5.5%
United States	5.5%
China	5.3%
South Africa	5.2%
Mexico	3.9%
Argentina	3.2%
Other Countries	19.0%
Other Assets Less Liabilities	0.0%

Portfolio Composition

(% of net assets)

Commercial Banks	12.6%
Food Products	12.4%
Oil, Gas & Consumable Fuels	9.3%
Metals & Mining	8.7%
Real Estate Management & Development	6.4%
Wireless Telecommunication Services	6.4%
Insurance	5.3%
Electric Utilities	4.8%
Semiconductors & Equipment	4.7%
Diversified Telecommunication Services	3.9%
Chemicals	2.5%
Short-Term Investments	4.1%
Other Industries	18.9%
Other Assets Less Liabilities	0.0%

Top Five Common Stock Holdings

(% of net assets)

Samsung Electronics Company Limited	4.7%
KB Financial Group Inc.	3.6%
Cathay Financial Holding Company Limited	3.6%
Adecoagro SA	3.4%
Bankers Petroleum Limited	2.8%

18	Nuveen Investments

Nuveen Tradewinds Global All-Cap Fund

Fund Allocation

(% of net assets)

Common Stocks	98.7%
Short-Term Investments	2.5%
Other Assets Less Liabilities	(1.2)%

Country Allocation

(% of net assets)

United States	42.0%
Canada	9.4%
Japan	9.1%
United Kingdom	7.1%
France	4.9%
Italy	4.4%
South Korea	4.4%
Netherlands	4.4%
Switzerland	4.2%
Israel	3.0%
Other Countries	8.3%
Other Assets Less Liabilities	(1.2)%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	12.0%
Insurance	10.1%
Pharmaceuticals	9.1%
Food Products	7.6%
Electric Utilities	6.4%
Metals & Mining	6.4%
Commercial Banks	6.0%
Capital Markets	3.9%
Diversified Telecommunication Services	3.9%
Electronic Equipment & Instruments	3.9%
Software	3.1%
Automobiles	2.8%
Food & Staples Retailing	2.6%
Specialty Retail	2.4%
Other Industries	18.5%
Short-Term Investments	2.5%
Other Assets Less Liabilities	(1.2)%

Top Five Common Stock Holdings

(% of net assets)

American International Group, Inc.	3.5%
Oracle Corporation	3.1%
Teva Pharmaceutical Industries Limited, Sponsored ADR	3.0%
Apache Corporation	2.9%
KB Financial Group Inc., ADR	2.7%

Nuveen Investments	19

Holding Summaries January 31, 2014 (continued)

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Tradewinds International Value Fund

Fund Allocation

(% of net assets)

Common Stocks	98.1%
Short-Term Investments	1.2%
Other Assets Less Liabilities	0.7%

Country Allocation

(% of net assets)

Japan	25.5%
France	12.3%
Netherlands	10.3%
United Kingdom	9.6%
Canada	8.4%
United States	5.1%
Belgium	4.8%
Italy	4.0%
Germany	3.9%
South Korea	3.2%
Other Countries	12.2%
Other Assets Less Liabilities	0.7%

Portfolio Composition

(% of net assets)

Insurance	9.3%
Pharmaceuticals	9.2%
Oil, Gas & Consumable Fuels	8.5%
Diversified Telecommunication Services	8.3%
Commercial Banks	5.9%
Food & Staples Retailing	5.8%
Metals & Mining	5.3%
Electrical Equipment	3.7%
Wireless Telecommunication Services	3.5%
Diversified Financial Services	3.1%
Electronic Equipment & Instruments	3.0%
Capital Markets	2.8%
Household Durables	2.8%
Chemicals	2.5%
Electric Utilities	2.4%
Industrial Conglomerates	2.2%
Other Industries	19.8%
Short-Term Investments	1.2%
Other Assets Less Liabilities	0.7%

Top Five Common Stock Holdings

(% of net assets)

Nippon Telegraph and Telephone Corporation, ADR	2.8%
UBS AG	2.8%
Teva Pharmaceutical Industries Limited, Sponsored ADR	2.8%
Telecom Italia S.p.A.	2.7%
Royal Dutch Shell PLC, Class B, ADR	2.5%

20	Nuveen Investments

Nuveen Tradewinds Japan Fund

Fund Allocation

(% of net assets)

Common Stocks	100.0%
Short-Term Investments	5.0%
Other Assets Less Liabilities	(5.0)%

Portfolio Composition

(% of net assets)

Pharmaceuticals	9.6%
Commercial Services & Supplies	6.9%
Electronic Equipment & Instruments	6.8%
Electrical Equipment	5.5%
Personal Products	4.9%
Insurance	4.7%
Household Durables	4.5%
Commercial Banks	4.1%
Media	3.3%
Food & Staples Retailing	3.1%
Food Products	3.0%
Wireless Telecommunication Services	2.9%
Specialty Retail	2.9%
Diversified Telecommunication Services	2.8%
Semiconductors & Equipment	2.7%
Machinery	2.5%
Textiles, Apparel & Luxury Goods	2.5%
Trading Companies & Distributors	2.3%
Chemicals	2.3%
Beverage	2.1%
Oil, Gas & Consumable Fuels	2.0%
Other Industries	18.6%
Short-Term Investments	5.0%
Other Assets Less Liabilities	(5.0)%

Top Five Common Stock Holdings

(% of net assets)

Seven & I Holdings Co. Ltd.	3.1%
Mabuchi Motor Company Limited	3.1%
Sumitomo Mitsui Trust Holdings Inc.	3.0%
NTT DoCoMo Inc., Sponsored ADR	2.9%
MS & AD Insurance Group Holdings	2.8%

Nuveen Investments	21

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Tradewinds Emerging Markets Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/14)	$1,012.90	$1,008.90	$1,011.20	$1,013.90	$1,016.53	$1,012.75	$1,015.27	$1,017.80
Expenses Incurred During Period	$8.73	$12.51	$9.99	$7.46	$8.74	$12.53	$10.01	$7.48

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.72%, 2.47%, 1.97% and 1.47% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Tradewinds Global All-Cap Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/14)	$1,064.60	$1,060.80	$1,063.50	$1,066.60	$1,018.45	$1,014.67	$1,017.19	$1,019.71
Expenses Incurred During Period	$6.97	$10.86	$8.27	$5.68	$6.82	$10.61	$8.08	$5.55

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.09%, 1.59% and 1.09% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

22	Nuveen Investments

Nuveen Tradewinds International Value Fund

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/14)	$1,085.70	$1,081.60	$1,081.60	$1,084.10	$1,086.40	$1,017.95	$1,014.22	$1,014.17	$1,016.74	$1,019.21
Expenses Incurred During Period	$7.57	$11.44	$11.49	$8.83	$6.26	$7.32	$11.07	$11.12	$8.54	$6.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.44%, 2.18%, 2.19%, 1.68% and 1.19% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Tradewinds Japan Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (8/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/14)	$1,057.20	$1,052.90	$1,058.30	$1,017.80	$1,014.01	$1,019.06
Expenses Incurred During Period	$7.62	$11.49	$6.33	$7.48	$11.27	$6.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22% and 1.22% for Classes A, C, and I, respectively, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	23

Nuveen Tradewinds Emerging Markets Fund

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 95.9%

	COMMON STOCKS – 95.3%

	Airlines – 1.4%

630,000	AirAsia Berhad, (3)	$425,507

	Automobiles – 1.9%

20,819	Tata Motors Limited, Sponsored ADR	579,809

	Capital Markets – 1.7%

15,721	Mirae Asset Securities Company Limited, (3)	520,939

	Chemicals – 2.5%

167,200	Fertilizantes Heringer S.A., (2)	457,275

100,139	UPL Limited, (3)	302,284
	Total Chemicals	759,559

	Commercial Banks – 12.6%

100,300	Banco Santander Brasil SA	467,990

105,100	Bangkok Bank PCL, NVDR, (3)	545,058

1,001,690	Chinatrust Financial Holding Company Limited, (3)	659,397

3,568,816	FBN Holdings PLC, (3)	318,832

31,730	KB Financial Group Inc., (3)	1,089,609

15,915	Sberbank of Russia, ADR, (3)	172,200

46,598	Sberbank of Russia, GDR, (3)	503,034
	Total Commercial Banks	3,756,120

	Construction & Engineering – 1.0%

135,499	Murray & Roberts Holdings Limited, (2), (3)	302,459

	Diversified Telecommunication Services – 3.9%

29,954	KT Corporation, Sponsored ADR, (2)	423,849

207,211	Telecom Egypt SAE, (3)	447,699

104,172	Telkom SA Ltd, (2), (3)	283,794
	Total Diversified Telecommunication Services	1,155,342

	Electric Utilities – 4.8%

110,400	Centrais Electricas Brasileiras SA, Electrobras, PFD B, (3)	429,255

18,100	Companhia Energetica do Ceara – Coelce, PFD A	360,162

412,038	RusHydro, GDR, (3)	642,945
	Total Electric Utilities	1,432,362

	Electronic Equipment & Instruments – 2.4%

440,000	Digital China Holdings Limited, (3)	430,253

11,780	LG Display Company Limited, (2), (3)	275,135
	Total Electronic Equipment & Instruments	705,388

24	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing – 1.9%

32,817	X5 Retail Group NV, 144A, GDR, (2) , (3)	$554,607

	Food Products – 12.4%

134,445	Adecoagro SA, (2)	1,009,682

55,900	BrasilAgro Cia Brasileira de Propriedades Agricolas, (3)	181,725

326,200	Grupo Lala S.A.B. de C.V	695,132

11,404	Industrias Bachoco S.A.B. de C.V., Sponsored ADR	483,302

30,801	Kernal Holding SA, (2), (3)	371,335

26,407	MHP SA, 144A, GDR, (3)	398,746

77,900	SLC Agricola SA	581,042
	Total Food Products	3,720,964

	Household Durables – 1.5%

19,040	LG Electronics Inc., PFD, (3)	452,414

	Independent Power Producers & Energy Traders – 1.2%

172,046	NTPC Limited, (3)	347,065

	Industrial Conglomerates – 1.1%

302,031	Turk Sise ve Cam Fabrikalari SA, (3)	334,521

	Insurance – 5.3%

719,487	Cathay Financial Holding Company Limited, (3)	1,081,967

61,500	Ping An Insurance (Group) Company of China Limited, (3)	496,637
	Total Insurance	1,578,604

	Media – 1.5%

625,100	Media Prima Berhad	446,433

	Metals & Mining – 8.1%

28,868	AngloGold Ashanti Limited, Sponsored ADR	422,628

157,537	Banro Corporation, (2)	79,572

85,500	Banro Corporation,144A, (2), (3)	42,222

69,737	Banro Corporation, (2)	34,438

13,917	Impala Platinum Holdings Limited, (3)	145,387

38,523	Silver Standard Resources, Inc., (2)	301,635

183,266	Turquoise Hill Resources Limited, (2)	643,264

36,500	Vale SA, PFD A, (3)	451,532

33,234	Yamana Gold Inc.	311,403
	Total Metals & Mining	2,432,081

	Oil, Gas & Consumable Fuels – 9.3%

219,943	Bankers Petroleum Limited, (2)	845,213

96,497	Gazprom OAO, Sponsored ADR, (3)	794,656

87,010	Petrobras Argentina S.A., ADR, (2)	409,817

62,067	Petroleo Brasiliero S.A., ADR, PFD	738,597
	Total Oil, Gas & Consumable Fuels	2,788,283

Nuveen Investments	25

Nuveen Tradewinds Emerging Markets Fund (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)				Value

	Pharmaceuticals – 1.9%

992,500	United Laboratories International Holdings Ltd, (2), (3)				$569,304

	Real Estate Management & Development – 6.4%

50,913	Cresud S.A., Sponsored ADR				437,343

363,000	Emaar Properties PJSC, (3)				790,045

12,262	IRSA Inversiones y Representaciones S.A, Sponsored ADR				119,309

42,585	Solidere, GDR, 144A, (2), (3)				565,103
	Total Real Estate Management & Development				1,911,800

	Semiconductors & Equipment – 4.7%

1,175	Samsung Electronics Company Limited, (3)				1,391,447

	Specialty Retail – 1.3%

32,686	Cashbuild Limited, (3)				402,933

	Textiles, Apparel & Luxury Goods – 0.1%

8,439,000	China Hongxing Sports Limited, (2), (4)				23,729

	Wireless Telecommunication Services – 6.4%

85,435	Bharti Airtel Limited, (3)				428,773

65,500	China Mobile Limited, (3)				625,444

135,189	NII Holdings Inc., Class B, (2)				406,919

35,362	Turkcell Iletisim Hizmetleri A.S., ADR, (2)				440,257
	Total Wireless Telecommunication Services				1,901,393
	Total Common Stocks (cost $32,829,124)				28,493,063

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CORPORATE BONDS – 0.6%

	Metals & Mining – 0.6%

$239	Banro Corporation, 144A	10.000%	3/01/17	N/R	$185,225
	Total Corporate Bonds (cost $239,000)				185,225

Shares	Description (1)				Value

	WARRANTS – 0.0%

	Metals & Mining – 0.0%

26,928	Banro Corporation, 144A				$269
	Total Warrants (cost $—)				269
	Total Long-Term Investments (cost $33,068,124)				28,678,557

26	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.1%

$1,229	Repurchase Agreement with State Street Bank, dated 1/31/14, repurchase price $1,228,932, collateralized by $1,165,000 U.S. Treasury Notes, 3.000%, due 2/28/17, value $1,258,200	0.000%	2/03/14	$1,228,932
	Total Short-Term Investments (cost $1,228,932)			1,228,932
	Total Investments (cost $34,297,056) – 100.0%			29,907,489
	Other Assets Less Liabilities – 0.0%			2,151
	Net Assets – 100%			$29,909,640

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

NVDR	Non-Voting Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	27

Nuveen Tradewinds Global All-Cap Fund

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.7%

	COMMON STOCKS – 98.7%

	Air Freight & Logistics – 1.0%

263,321	TNT Express NV, (3)	$2,319,689

	Automobiles – 2.8%

101,377	General Motors Company, (2)	3,657,682

103,400	Tata Motors Limited, Sponsored ADR	2,879,690
	Total Automobiles	6,537,372

	Capital Markets – 3.9%

305,438	UBS AG	6,069,053

645,300	Uranium Participation Corporation, (2)	3,198,255
	Total Capital Markets	9,267,308

	Chemicals – 2.1%

29,000	Agrium Inc.	2,525,900

53,033	Mosaic Company	2,368,454
	Total Chemicals	4,894,354

	Commercial Banks – 6.0%

597,424	Banco Santander Brasil SA	2,730,228

191,002	KB Financial Group Inc., ADR, (2)	6,408,117

1,073,300	Sumitomo Mitsui Trust Holdings Inc., (3)	5,091,872
	Total Commercial Banks	14,230,217

	Commercial Services & Supplies – 1.6%

296,426	Cape PLC	1,305,949

1,262,060	Rentokil Initial PLC, (3)	2,495,400
	Total Commercial Services & Supplies	3,801,349

	Communications Equipment – 1.8%

191,600	Cisco Systems, Inc.	4,197,956

	Computers & Peripherals – 1.1%

30,892	Western Digital Corporation	2,661,964

	Diversified Financial Services – 1.4%

252,320	ING Groep N.V, Sponsored ADR, (2)	3,333,147

	Diversified Telecommunication Services – 3.9%

82,900	CenturyLink Inc.	2,392,494

49,100	Nippon Telegraph and Telephone Corporation, (3)	2,627,935

4,962,248	Telecom Italia S.p.A., (3)	4,179,858
	Total Diversified Telecommunication Services	9,200,287

28	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities – 6.4%

787,148	Centrais Electricas Brasileiras SA, Electrobras, ADR	$3,101,363

182,500	Exelon Corporation	5,292,500

1,785,400	RusHydro, GDR, (3)	2,785,944

184,225	Scottish and Southern Energy PLC, (3)	3,952,355
	Total Electric Utilities	15,132,162

	Electrical Equipment – 2.3%

179,139	Alstom SA, (3)	5,059,983

16,204	Areva SA, (2), (3)	439,963
	Total Electrical Equipment	5,499,946

	Electronic Equipment & Instruments – 3.9%

2,674,000	Digital China Holdings Limited, (3)	2,614,765

154,038	Ingram Micro, Inc., Class A, (2)	3,854,031

48,610	Tech Data Corporation, (2)	2,621,051
	Total Electronic Equipment & Instruments	9,089,847

	Energy Equipment & Services – 1.5%

81,670	Transocean Inc.	3,534,678

	Food & Staples Retailing – 2.6%

71,067	Carrefour SA, (3)	2,442,031

712,328	Tesco PLC, (3)	3,743,254
	Total Food & Staples Retailing	6,185,285

	Food Products – 7.6%

623,154	Adecoagro SA, (2)	4,679,887

80,043	Bunge Limited	6,064,058

220,910	Dean Foods Company, (2)	3,490,378

58,100	Ingredion Inc.	3,619,630
	Total Food Products	17,853,953

	Insurance – 10.1%

546,100	Aegon N.V., (3)	4,760,115

174,564	American International Group, Inc.	8,372,085

93,500	Axis Capital Holdings Limited	4,209,370

187,400	MS&AD Insurance Group Holdings, (3)	4,341,908

275,500	Ping An Insurance (Group) Company of China Limited, (3)	2,224,774
	Total Insurance	23,908,252

	Marine – 1.2%

91,560	Stolt-Nielsen S.A., (3)	2,704,971

	Metals & Mining – 6.4%

756,000	Banro Corporation, (2)	381,856

1,180,000	Banro Corporation, (2), (3)	582,716

Nuveen Investments	29

Nuveen Tradewinds Global All-Cap Fund (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	Metals & Mining (continued)

273,100	Barrick Gold Corporation	$5,265,368

5,398,000	Eastern Platinum Limited, (2)	436,202

101,180	Freeport-McMoRan Copper & Gold, Inc.	3,279,244

205,000	Newcrest Mining Limited, (3)	1,690,881

964,200	Turquoise Hill Resources Limited, (2)	3,384,342
	Total Metals & Mining	15,020,609

	Oil, Gas & Consumable Fuels – 12.0%

85,092	Apache Corporation	6,829,484

1,122,465	Bankers Petroleum Limited, (2)	4,313,491

104,000	Cameco Corporation	2,206,880

454,990	ERG S.P.A, (3)	6,252,268

163,392	Peabody Energy Corporation	2,785,834

66,975	Royal Dutch Shell PLC, Class B Shares, (3)	2,449,754

61,528	Total SA, (3)	3,510,273
	Total Oil, Gas & Consumable Fuels	28,347,984

	Pharmaceuticals – 9.1%

27,069	Ipsen SA, (3)	1,135,553

70,117	Merck & Company Inc.	3,714,097

369,400	Mitsubishi Tanabe Pharma Corporation, (3)	5,423,825

50,073	Novartis AG, (3)	3,957,811

160,966	Teva Pharmaceutical Industries Limited, Sponsored ADR	7,183,913
	Total Pharmaceuticals	21,415,199

	Semiconductors & Equipment – 1.7%

3,372	Samsung Electronics Company Limited, (3)	3,993,151

	Software – 3.1%

199,600	Oracle Corporation	7,365,240

	Specialty Retail – 2.4%

21,360	Advance Auto Parts, Inc.	2,452,342

139,923	Best Buy Co., Inc.	3,293,787
	Total Specialty Retail	5,746,129

	Textiles, Apparel & Luxury Goods – 0.0%

31,950,000	China Hongxing Sports Limited, (2), (4)	89,838

	Trading Companies & Distributors – 0.9%

160,900	Mitsui & Company Limited, (3)	2,154,660

	Transportation Infrastructure – 0.8%

205,000	Kamigumi Company Limited, (3)	1,836,111

	Wireless Telecommunication Services – 1.1%

853,676	NII Holdings Inc., (2)	2,569,565
	Total Long-Term Investments (cost $236,368,609)	232,891,223

30	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.5%

$5,798	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/14, repurchase price $5,798.264, collateralized by $5,680,000 U.S. Treasury Notes 2.625%, due 11/15/20, value $5,914,953	0.000%	2/03/14	$5,798,264
	Total Short-Term Investments (cost $5,798,264)			5,798,264
	Total Investments (cost $242,166,873) – 101.2%			238,689,487
	Other Assets Less Liabilities – (1.2)%			(2,725,894)
	Net Assets – 100%			$235,963,593

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	31

Nuveen Tradewinds International Value Fund

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.1%

	COMMON STOCKS – 98.1%

	Aerospace & Defense – 1.8%

101,342	Thales SA, (3)	$6,594,779

	Air Freight & Logistics – 1.6%

686,352	TNT Express NV, (3)	6,046,320

	Automobiles – 1.4%

44,456	Toyota Motor Corporation, Sponsored ADR	5,101,771

	Capital Markets – 2.8%

529,260	UBS AG	10,516,396

	Chemicals – 2.5%

64,556	Agrium Inc.	5,622,828

56,453	Koninklijke DSM NV, (3)	3,736,892
	Total Chemicals	9,359,720

	Commercial Banks – 5.9%

933,254	Banco Santander Brasil SA, ADR	4,264,971

529,883	HSBC Holdings PLC, (3)	5,437,520

140,318	KB Financial Group Inc., ADR	4,707,669

1,624,000	Sumitomo Mitsui Trust Holdings Inc., (3)	7,704,462
	Total Commercial Banks	22,114,622

	Commercial Services & Supplies – 1.5%

564,000	Dai Nippon Printing Co., Ltd., (3)	5,567,267

	Communications Equipment – 2.1%

651,371	Ericsson LM Telefonaktiebolaget, Sponsored ADR	8,005,350

	Diversified Financial Services – 3.1%

48,272	Groupe Bruxelles Lambert SA, (3)	4,354,995

554,969	ING Groep N.V., (2), (3)	7,329,466
	Total Diversified Financial Services	11,684,461

	Diversified Telecommunication Services – 8.3%

211,038	Belgacom S.A., (3)	6,024,349

391,363	Nippon Telegraph and Telephone Corporation, ADR	10,551,144

12,150,709	Telecom Italia S.p.A., (2), (3)	10,234,927

159,759	Vivendi Universal S.A, (3)	4,288,586
	Total Diversified Telecommunication Services	31,099,006

	Electric Utilities – 2.4%

111,652	Centrais Electricas Brasileiras SA, Electrobras, ADR	439,909

32	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities (continued)

1,089,665	Centrais Electricas Brasileiras SA, Electrobras, (3)	$2,350,930

180,937	Electricite de France S.A, (3)	6,142,180
	Total Electric Utilities	8,933,019

	Electrical Equipment – 3.7%

224,019	Alstom SA, (3)	6,327,670

129,500	Mabuchi Motor Company Limited, (3)	7,434,713
	Total Electrical Equipment	13,762,383

	Electronic Equipment & Instruments – 3.0%

3,041,000	Digital China Holdings Limited, (3)	2,973,635

148,811	Flextronics International Limited, (2)	1,212,810

236,600	Fujifilm Holdings Corp., (3)	6,894,978
	Total Electronic Equipment & Instruments	11,081,423

	Energy Equipment & Services – 1.1%

300,652	Weatherford International Ltd, (2)	4,070,828

	Food & Staples Retailing – 5.8%

249,720	Carrefour SA, (3)	8,580,973

147,900	Seven & I Holdings Co. Ltd., (3)	5,830,068

1,390,713	Tesco PLC, (3)	7,308,140
	Total Food & Staples Retailing	21,719,181

	Household Durables – 2.8%

431,700	Panasonic Corporation, (3)	4,892,737

397,000	Sekisui House, Ltd., (3)	5,475,575
	Total Household Durables	10,368,312

	Industrial Conglomerates – 2.2%

63,370	Siemens AG, (3)	8,017,189

	Insurance – 9.3%

632,577	Aegon N.V., (3)	5,513,897

179,743	Ageas, (3)	7,713,075

142,954	Axis Capital Holdings Limited	6,435,789

747,094	Catlin Group Limited, (3)	6,470,512

377,700	MS&AD Insurance Group Holdings, (3)	8,751,007
	Total Insurance	34,884,280

	Internet & Catalog Retail – 0.9%

1,201,070	Home Retail Group, (3)	3,530,547

	Machinery – 1.6%

117,130	Vallourec SA, (3)	5,847,791

	Media – 1.7%

232,667	Wolters Kluwer NV, (3)	6,419,286

Nuveen Investments	33

Nuveen Tradewinds International Value Fund (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	Metals & Mining – 5.3%

416,784	Barrick Gold Corporation	$8,035,596

1,195,002	Kinross Gold Corporation	5,473,109

247,568	ThyssenKrupp AG, (2), (3)	6,357,443
	Total Metals & Mining	19,866,148

	Oil, Gas & Consumable Fuels – 8.5%

287,237	Cameco Corporation	6,095,169

342,208	ERG S.P.A, (3)	4,702,469

664,147	Gazprom OAO, Sponsored ADR, (3)	5,469,270

128,354	Royal Dutch Shell PLC, Class B, ADR	9,348,022

568,493	Talisman Energy Inc.	6,111,300
	Total Oil, Gas & Consumable Fuels	31,726,230

	Personal Products – 2.0%

465,700	Shiseido Company, Limited, (3)	7,363,032

	Pharmaceuticals – 9.2%

203,500	Daiichi Sankyo Company Limited, (3)	3,391,898

286,828	GlaxoSmithKline PLC, (3)	7,372,669

332,700	Mitsubishi Tanabe Pharma Corporation, (3)	4,884,966

84,820	Sanofi S.A., (3)	8,292,077

232,302	Teva Pharmaceutical Industries Limited, Sponsored ADR	10,367,638
	Total Pharmaceuticals	34,309,248

	Professional Services – 1.1%

50,529	Manpower Inc.	3,936,209

	Semiconductors & Equipment – 1.5%

115,400	Rohm Company Limited, (3)	5,750,915

	Textiles, Apparel & Luxury Goods – 1.5%

534,000	Wacoal Holdings Corporation, (3)	5,508,827

	Wireless Telecommunication Services – 3.5%

326,152	SK Telecom Company Limited, ADR	7,155,775

1,587,307	Vodafone Group PLC, (3)	5,882,109
	Total Wireless Telecommunication Services	13,037,884
	Total Long-Term Investments (cost $313,880,383)	366,222,424

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.2%

$4,366	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/14, repurchase price $4,365,770, collateralized by $4,280,000 U.S. Treasury Notes, 2.625%, due 11/15/20, value $4,457,042	0.000%	2/03/14	$4,365,770
	Total Short-Term Investments (cost $4,365,770)			4,365,770
	Total Investments (cost $318,246,153) – 99.3%			370,588,194
	Other Assets Less Liabilities – 0.7%			2,660,816
	Net Assets – 100%			$373,249,010

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	35

Nuveen Tradewinds Japan Fund

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.0%

	COMMON STOCKS – 100.0%

	Automobiles – 1.4%

533	Toyota Motor Corporation, Sponsored ADR	$61,167

	Beverages – 2.1%

7,000	Kirin Holdings Co. Ltd., (2)	95,198

	Building Products – 1.7%

2,900	LIXIL Group Corp., (2)	74,714

	Capital Markets – 1.0%

5,000	Daiwa Securities Group Inc., (2)	46,372

	Chemicals – 2.3%

19,000	Chugoku Marine Paints Limited, (2)	102,933

	Commercial Banks – 4.1%

11,000	77 Bank Limited, (2)	50,289

28,000	Sumitomo Mitsui Trust Holdings Inc., (2)	132,836
	Total Commercial Banks	183,125

	Commercial Services & Supplies – 6.9%

7,000	Dai Nippon Printing Co., Ltd., (2)	69,097

4,600	Duskin Company Limited, (2)	87,909

1,500	Secom Company, (2)	84,269

9,000	Toppan Printing Company Limited, (2)	65,630
	Total Commercial Services & Supplies	306,905

	Construction & Engineering – 2.0%

15,000	Obayashi Corporation, (2)	88,556

	Containers & Packaging – 1.8%

4,600	Toyo Seikan Group Holdings, (2)	81,594

	Diversified Telecommunication Services – 2.8%

4,603	Nippon Telegraph and Telephone Corporation, ADR	124,097

	Electrical Equipment – 5.5%

8,700	Futaba Corporation, (2)	107,942

2,400	Mabuchi Motor Company Limited, (2)	137,786
	Total Electrical Equipment	245,728

	Electronic Equipment & Instruments – 6.8%

3,602	FujiFilm Holdings Corporation, ADR, (2)	104,962

1,700	Kyocera Corporation, (2)	76,024

17,000	Sanshin Electronics Company Limited, (2)	120,597
	Total Electronic Equipment & Instruments	301,583

36	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing – 3.1%

3,500	Seven & I Holdings Co. Ltd., (2)	$137,966

	Food Products – 3.0%

4,000	Nippon Meat Packers Inc., (2)	68,114

1,500	Nissin Foods Holdings Company Limited, (2)	64,933
	Total Food Products	133,047

	Health Care Providers & Services – 1.1%

1,600	Tokai Corporation, (2)	47,456

	Household Durables – 4.5%

9,828	Panasonic Corporation, Sponsored ADR, (2)	111,548

6,400	Sekisui House, Ltd., (2)	88,271
	Total Household Durables	199,819

	Insurance – 4.7%

5,400	MS&AD Insurance Group Holdings, (2)	125,114

3,300	NKSJ Holdings Inc., (2)	85,884
	Total Insurance	210,998

	IT Services – 1.0%

2,400	TKC Corporation, (2)	44,606

	Leisure Equipment & Products – 1.5%

1,400	Sankyo Company Ltd, (2)	66,224

	Machinery – 2.5%

9,000	Amada Company Limited, (2)	72,817

9,000	Organo Corporation, (2)	41,274
	Total Machinery	114,091

	Media – 3.3%

9,200	Hakuhodo DY Holdings Inc., (2)	74,314

3,600	TV Asahi Corporation, (2)	74,136
	Total Media	148,450

	Oil, Gas & Consumable Fuels – 2.0%

19,000	JX Holdings Inc., (2)	91,593

	Personal Products – 4.9%

2,900	KAO Corporation, (2)	91,935

7,900	Shiseido Company, Limited, (2)	124,904
	Total Personal Products	216,839

	Pharmaceuticals – 9.6%

1,400	Astellas Pharma Inc., (2)	86,517

5,100	Daiichi Sankyo Company Limited, (2)	85,006

2,900	Kissei Pharmaceuticals Company Limited, (2)	68,429

6,300	Mitsubishi Tanabe Pharma Corporation, (2)	92,501

Nuveen Investments	37

Nuveen Tradewinds Japan Fund (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)			Value

	Pharmaceuticals (continued)

3,100	Otsuka Holdings Company KK, (2)			$94,852
	Total Pharmaceuticals			427,305

	Real Estate Management & Development – 1.7%

4,000	Daiwa House Industry Company Limited, (2)			75,872

	Road & Rail – 2.0%

600	East Japan Railway Company, (2)			44,317

1,100	West Japan Railway Company, (2)			45,058
	Total Road & Rail			89,375

	Semiconductors & Equipment – 2.7%

2,400	Rohm Company Limited, (2)			119,603

	Software – 1.8%

700	Nintendo Co., Ltd., (2)			80,287

	Specialty Retail – 2.9%

3,700	Chiyoda Company Limited, (2)			72,679

2,800	Xebio Company Limited, (2)			55,784
	Total Specialty Retail			128,463

	Textiles, Apparel & Luxury Goods – 2.5%

11,000	Wacoal Holdings Corporation, (2)			113,478

	Trading Companies & Distributors – 2.3%

7,800	Mitsui & Company Limited, (2)			104,452

	Transportation Infrastructure – 1.6%

8,000	Kamigumi Company Limited, (2)			71,653

	Wireless Telecommunication Services – 2.9%

8,046	NTT DoCoMo Inc., Sponsored ADR			128,736
	Total Long-Term Investments (cost $3,617,124)			4,462,285

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.0%

$223	Repurchase Agreement with State Street Bank, dated 1/31/14, repurchase price $223,369, collateralized by $215,000 U.S. Treasury Notes, 3.000%, due 2/28/17, value $232,200	0.000%	2/03/14	$223,369
	Total Short-Term Investments (cost $223,369)			223,369
	Total Investments (cost $3,840,493) – 105.0%			4,685,654
	Other Assets Less Liabilities – (5.0)%			(223,408)
	Net Assets – 100%			$4,462,246

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

38	Nuveen Investments

Statement of

Assets and Liabilities	January 31, 2014 (Unaudited)

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Assets
Long-term investments, at value (cost $33,068,124, $236,368,609, $313,880,383 and $3,617,124, respectively)	$28,678,557	$232,891,223	$366,222,424	$4,462,285
Short-term investments, at value (cost approximates value)	1,228,932	5,798,264	4,365,770	223,369
Cash denominated in foreign currencies (cost $14,802, $349, $40 and $—, respectively)	14,656	345	40	—
Receivable for:
Dividends	78,663	655,363	804,272	4,546
Interest	10,018	—	—	—
Investments sold	—	1,458,873	3,790,653	—
Reclaims	—	29,332	103,749	285
Shares sold	68,616	142,369	830,342	4,339
Other assets	78	39,805	64,621	10
Total assets	30,079,520	241,015,574	376,181,871	4,694,834
Liabilities
Payable for:
Investments purchased	—	2,406,183	1,150,521	—
Shares redeemed	87,573	2,175,906	1,074,576	223,787
Accrued expenses:
Management fees	35,714	185,951	280,341	3,514
Trustees fees	713	53,422	82,685	99
12b-1 distribution and service fees	2,612	67,638	66,109	663
Other	43,268	162,881	278,629	4,525
Total liabilities	169,880	5,051,981	2,932,861	232,588
Net assets	$29,909,640	$235,963,593	$373,249,010	$4,462,246
Class A Shares
Net assets	$4,995,425	$74,056,171	$167,405,351	$710,575
Shares outstanding	199,676	2,852,552	6,929,770	30,062
Net asset value (“NAV”) per share	$25.02	$25.96	$24.16	$23.64
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$26.55	$27.54	$25.63	$25.08
Class B Shares
Net assets	N/A	N/A	$1,114,384	N/A
Shares outstanding	N/A	N/A	48,371	N/A
NAV and offering price per share	N/A	N/A	$23.04	N/A
Class C Shares
Net assets	$1,647,469	$55,563,823	$29,712,283	$490,793
Shares outstanding	66,295	2,157,110	1,289,255	20,961
NAV and offering price per share	$24.85	$25.76	$23.05	$23.41
Class R3 Shares
Net assets	$64,742	$481,374	$2,839,353	N/A
Shares outstanding	2,590	18,574	116,588	N/A
NAV and offering price per share	$25.00	$25.92	$24.35	N/A
Class I Shares
Net assets	$23,202,004	$105,862,225	$172,177,639	$3,260,878
Shares outstanding	927,041	4,080,448	7,095,721	137,542
NAV and offering price per share	$25.03	$25.94	$24.26	$23.71
Net assets consist of:
Capital paid-in	$75,128,181	$435,100,612	$598,180,452	$4,100,750
Undistributed (Over-distribution of) net investment income	(20,948)	(34,644)	(1,554,231)	(120,359)
Accumulated net realized gain (loss)	(40,807,175)	(195,624,531)	(275,722,683)	(363,392)
Net unrealized appreciation (depreciation)	(4,390,418)	(3,477,844)	52,345,472	845,247
Net assets	$29,909,640	$235,963,593	$373,249,010	$4,462,246
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

N/A – Fund does not offer, or no longer offers, share class. Class B Shares of Tradewinds Global All-Cap converted to Class A Shares at close of business on October 28, 2013, and are no longer available for dividend reinvestment or purposes of through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of

Operations	Six Months Ended January 31, 2014 (Unaudited)

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Investment Income
Dividends (net of foreign tax withheld of $31,552, $206,774, $254,916 and $3,412, respectively)	$233,528	$2,191,963	$3,559,690	$42,225
Interest	20,681	—	—	—
Total investment income	254,209	2,191,963	3,559,690	42,225
Expenses
Management fees	203,912	1,154,830	1,655,705	20,925
12b-1 service fees – Class A(1)	8,124	109,322	220,034	1,463
12b-1 distribution and service fees – Class B	N/A	N/A	7,231	N/A
12b-1 distribution and service fees – Class C	11,220	313,359	160,402	2,331
12b-1 distribution and service fees – Class R3	202	1,233	8,006	N/A
Shareholder servicing agent fees and expenses	19,553	185,088	391,809	637
Custodian fees and expenses	64,518	39,195	76,105	13,680
Trustees fees and expenses	913	7,259	10,314	123
Professional fees	21,848	26,918	29,981	14,504
Shareholder reporting expenses	7,457	23,579	114,121	3,205
Federal and state registration fees	25,146	39,729	36,647	20,495
Other expenses	3,716	5,706	6,309	2,718
Total expenses before fee waiver/expense reimbursement	366,609	1,906,218	2,716,664	80,081
Fee waiver/expense reimbursement	(90,788)	—	—	(46,927)
Net expenses	275,821	1,906,218	2,716,664	33,154
Net investment income (loss)	(21,612)	285,745	843,026	9,071
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(2,631,884)	11,728,787	11,957,141	47,629
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,447,437	6,446,693	19,294,934	205,376
Net realized and unrealized gain (loss)	815,553	18,175,480	31,252,075	253,005
Net increase (decrease) in net assets from operations	$793,941	$18,461,225	$32,095,101	$262,076

N/A – Fund does not offer, or no longer offers, share class.

(1)	Includes 12b-1 distribution and service fees incurred on Tradewinds Global All-Cap’s Class B Shares during the period. Class B Shares of Tradewinds Global All-Cap converted to Class A Shares at the close of business on October 28, 2013, and are no longer available for dividend reinvestment or purposes of through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

40	Nuveen Investments

Statement of

Changes in Net Assets (Unaudited)

	Tradewinds Emerging Markets		Tradewinds Global All-Cap
	Six Months Ended 1/31/14	Year Ended 7/31/13	Six Months Ended 1/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$(21,612)	$348,867	$285,745	$3,086,168
Net realized gain (loss) from investments and foreign currency	(2,631,884)	(12,654,682)	11,728,787	(75,539,960)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,447,437	11,168,327	6,446,693	127,384,814
Net increase (decrease) in net assets from operations	793,941	(1,137,488)	18,461,225	54,931,022
Distributions to Shareholders
From net investment income:
Class A(1)	(47,125)	(52,132)	(821,127)	(1,521,907)
Class B	N/A	N/A	N/A	(1,917)
Class C	(1,391)	—	(187,386)	(258,290)
Class R3	(400)	(205)	(3,942)	(4,366)
Class I	(269,415)	(239,217)	(1,380,999)	(2,371,507)
From accumulated net realized gains:
Class A(1)	—	—	—	—
Class B	N/A	N/A	N/A	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(318,331)	(291,554)	(2,393,454)	(4,157,987)
Fund Share Transactions
Proceeds from sale of shares	2,576,593	16,413,725	10,927,642	46,713,214
Proceeds from shares issued to shareholders due to reinvestment of distributions	251,244	241,393	1,929,068	3,410,240
	2,827,837	16,655,118	12,856,710	50,123,454
Cost of shares redeemed	(11,433,615)	(37,284,564)	(76,213,223)	(404,067,458)
Net increase (decrease) in net assets from Fund share transactions	(8,605,778)	(20,629,446)	(63,356,513)	(353,944,004)
Net increase (decrease) in net assets	(8,130,168)	(22,058,488)	(47,288,742)	(303,170,969)
Net assets at the beginning of period	38,039,808	60,098,296	283,252,335	586,423,304
Net assets at the end of period	$29,909,640	$38,039,808	$235,963,593	$283,252,335
Undistributed (Over-distribution of) net investment income at the end of period	$(20,948)	$318,995	$(34,644)	$2,073,065

N/A – Fund does not offer, or no longer offers, share class.

(1)	Includes distributions to shareholders of Tradewinds Global All-Cap’s Class B Shares during the period. Class B Shares of Tradewinds Global All-Cap converted to Class A Shares at the close of business on October 28, 2013 and are no longer available for dividend reinvestment or purposes of through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Changes in Net Assets (Unaudited) (continued)

	Tradewinds International Value		Tradewinds Japan
	Six Months Ended 1/31/14	Year Ended 7/31/13	Six Months Ended 1/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$843,026	$6,709,366	$9,071	$47,099
Net realized gain (loss) from investments and foreign currency	11,957,141	(72,134,089)	47,629	(165,260)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	19,294,934	137,364,075	205,376	718,156
Net increase (decrease) in net assets from operations	32,095,101	71,939,352	262,076	599,995
Distributions to Shareholders
From net investment income:
Class A	(3,793,378)	(7,503,865)	(35,595)	—
Class B	(19,695)	(79,584)	N/A	N/A
Class C	(467,099)	(1,150,853)	(12,232)	—
Class R3	(58,040)	(122,982)	N/A	N/A
Class I	(4,308,813)	(7,703,878)	(107,181)	—
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	N/A	N/A
Class C	—	—	—	—
Class R3	—	—	N/A	N/A
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(8,647,025)	(16,561,162)	(155,008)	—
Fund Share Transactions
Proceeds from sale of shares	34,446,839	111,325,966	1,316,771	3,402,971
Proceeds from shares issued to shareholders due to reinvestment of distributions	7,973,389	14,426,682	82,741	—
	42,420,228	125,752,648	1,399,512	3,402,971
Cost of shares redeemed	(68,377,377)	(451,998,722)	(1,433,719)	(4,278,895)
Net increase (decrease) in net assets from Fund share transactions	(25,957,149)	(326,246,074)	(34,207)	(875,924)
Net increase (decrease) in net assets	(2,509,073)	(270,867,884)	72,861	(275,929)
Net assets at the beginning of period	375,758,083	646,625,967	4,389,385	4,665,314
Net assets at the end of period	$373,249,010	$375,758,083	$4,462,246	$4,389,385
Undistributed (Over-distribution of) net investment income at the end of period	$(1,554,231)	$6,249,768	$(120,359)	$25,578

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

42	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	43

Financial

Highlights (Unaudited)

Tradewinds Emerging Markets

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(f)		Ending NAV
Class A (12/08)
2014(g)	$24.92	$(.04)	$.36	$.32	$(.22)	$—	$(.22)	$—		$25.02
2013	26.45	.15	(1.56)	(1.41)	(.12)	—	(.12)	—		24.92
2012	39.23	.18	(11.89)	(11.71)	(.36)	(.71)	(1.07)	—	**	26.45
2011	37.13	.12	3.93	4.05	(.21)	(1.74)	(1.95)	—	**	39.23
2010	31.45	.57	7.60	8.17	(.38)	(2.11)	(2.49)	—	**	37.13
2009(d)	20.00	.27	11.18	11.45	—	—	—	—		31.45
Class C (12/08)
2014(g)	24.66	(.14)	.35	.21	(.02)	—	(.02)	—		24.85
2013	26.26	(.05)	(1.55)	(1.60)	—	—	—	—		24.66
2012	38.87	(.01)	(11.82)	(11.83)	(.07)	(.71)	(.78)	—	**	26.26
2011	36.90	(.18)	3.89	3.71	—	(1.74)	(1.74)	—	**	38.87
2010	31.31	.08	7.79	7.87	(.17)	(2.11)	(2.28)	—	**	36.90
2009(d)	20.00	.17	11.14	11.31	—	—	—	—		31.31
Class R3 (12/08)
2014(g)	24.87	(.07)	.36	.29	(.16)	—	(.16)	—		25.00
2013	26.40	.13	(1.61)	(1.48)	(.05)	—	(.05)	—		24.87
2012	39.11	.25	(11.99)	(11.74)	(.26)	(.71)	(.97)	—	**	26.40
2011	37.06	(.28)	4.18	3.90	(.11)	(1.74)	(1.85)	—	**	39.11
2010	31.40	.24	7.84	8.08	(.31)	(2.11)	(2.42)	—	**	37.06
2009(d)	20.00	.24	11.16	11.40	—	—	—	—		31.40
Class I (12/08)
2014(g)	24.96	—	.36	.36	(.29)	—	(.29)	—		25.03
2013	26.49	.22	(1.56)	(1.34)	(.19)	—	(.19)	—		24.96
2012	39.32	.21	(11.88)	(11.67)	(.45)	(.71)	(1.16)	—	**	26.49
2011	37.21	.28	3.87	4.15	(.30)	(1.74)	(2.04)	—	**	39.32
2010	31.49	.45	7.83	8.28	(.45)	(2.11)	(2.56)	—	**	37.21
2009(d)	20.00	.23	11.26	11.49	—	—	—	—		31.49

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

1.29%	$4,995	2.25	%*	(.85	)%*	1.72	%*	(.32	)%*	28%
(5.42)	7,543	2.24		.12		1.82		.54		54
(30.09)	16,378	1.82		.58		1.82		.58		69
10.54	25,787	1.85		.27		1.83		.30		40
26.41	6,121	4.31		(.89)		1.84		1.58		61
57.25	393	6.15	*	(2.34	)*	1.85	*	1.95	*	32

0.89	1,647	3.01	*	(1.63	)*	2.47	*	(1.09	)*	28
(6.13)	2,614	3.01		(.61)		2.57		(.17)		54
(30.62)	3,943	2.59		(.03)		2.58		(.02)		69
9.74	4,832	2.60		(.46)		2.58		(.44)		40
25.48	765	4.89		(2.08)		2.59		.22		61
56.55	391	6.89	*	(3.09	)*	2.60	*	1.20	*	32

1.12	65	2.54	*	(1.11	)*	1.97	*	(.55	)*	28
(5.63)	99	2.54		.01		2.07		.48		54
(30.23)	84	2.12		.79		2.07		.84		69
10.21	57	2.22		(.85)		2.08		(.71)		40
26.10	463	4.42		(1.66)		2.09		.68		61
57.00	393	6.40	*	(2.59	)*	2.10	*	1.71	*	32

1.39	23,202	1.98	*	(.51	)*	1.47	*	.01	*	28
(5.14)	27,784	2.02		.36		1.57		.81		54
(29.95)	39,693	1.55		.68		1.55		.68		69
10.81	95,430	1.61		.66		1.58		.68		40
26.76	11,813	3.94		(1.09)		1.59		1.26		61
57.45	1,800	6.19	*	(2.99	)*	1.60	*	1.60	*	32

(a)	Per share Net Investment Income (Loss) and Redemptions Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(g)	For the six months ended January 31, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (Unaudited) (continued)

Tradewinds Global All-Cap

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(f)		Ending NAV
Class A (3/06)
2014(g)	$24.63	$.04	$1.56	$1.60	$(.27)	$—	$(.27)	$—		$25.96
2013	22.22	.18	2.47	2.65	(.24)	—	(.24)	—		24.63
2012	29.84	.29	(5.96)	(5.67)	(.28)	(1.67)	(1.95)	—	**	22.22
2011	25.05	.20	5.17	5.37	(.52)	(.06)	(.58)	—	**	29.84
2010	21.14	.11	3.86	3.97	(.06)	—	(.06)	—	**	25.05
2009	24.03	.13	(1.32)	(1.19)	(.11)	(1.59)	(1.70)	—	**	21.14
Class C (3/06)
2014(g)	24.36	(.06)	1.54	1.48	(.08)	—	(.08)	—		25.76
2013	21.97	.02	2.43	2.45	(.06)	—	(.06)	—		24.36
2012	29.51	.14	(5.95)	(5.81)	(.06)	(1.67)	(1.73)	—	**	21.97
2011	24.79	(.01)	5.11	5.10	(.32)	(.06)	(.38)	—	**	29.51
2010	21.02	(.07)	3.84	3.77	— **	—	—	—	**	24.79
2009	23.94	— **	(1.33)	(1.33)	—	(1.59)	(1.59)	—	**	21.02
Class R3 (3/09)
2014(g)	24.56	.01	1.56	1.57	(.21)	—	(.21)	—		25.92
2013	22.15	.16	2.43	2.59	(.18)	—	(.18)	—		24.56
2012	29.75	.30	(6.03)	(5.73)	(.20)	(1.67)	(1.87)	—	**	22.15
2011	24.98	.11	5.17	5.28	(.45)	(.06)	(.51)	—	**	29.75
2010	21.09	.03	3.87	3.90	(.01)	—	(.01)	—	**	24.98
2009(d)	13.56	.08	7.45	7.53	—	—	—	—	**	21.09
Class I (3/06)
2014(g)	24.63	.07	1.58	1.65	(.34)	—	(.34)	—		25.94
2013	22.22	.25	2.46	2.71	(.30)	—	(.30)	—		24.63
2012	29.86	.35	(5.97)	(5.62)	(.35)	(1.67)	(2.02)	—	**	22.22
2011	25.06	.29	5.15	5.44	(.58)	(.06)	(.64)	—	**	29.86
2010	21.14	.18	3.85	4.03	(.11)	—	(.11)	—	**	25.06
2009	24.08	.18	(1.36)	(1.18)	(.17)	(1.59)	(1.76)	—	**	21.14

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

6.46%	$74,056	1.34	%*	.27	%*	1.34	%*	.27	%*	18%
11.99	90,684	1.44		.77		1.44		.77		52
(19.56)	217,152	1.29		1.10		1.29		1.10		53
21.48	965,202	1.24		.69		1.24		.69		58
18.81	418,109	1.34		.44		1.34		.44		45
(2.22)	233,006	1.40		.74		1.40		.74		72

6.08	55,564	2.09	*	(.47	)*	2.09	*	(.47	)*	18
11.18	64,478	2.18		.07		2.18		.07		52
(20.20)	128,311	2.06		.53		2.06		.53		53
20.60	320,522	1.99		(.05)		1.99		(.05)		58
17.94	123,726	2.09		(.27)		2.09		(.27)		45
(2.98)	48,711	2.15		—	***	2.15		—	***	72

6.35	481	1.59	*	.04	*	1.59	*	.04	*	18
11.74	462	1.68		.66		1.68		.66		52
(19.79)	603	1.58		1.19		1.58		1.19		53
21.18	634	1.49		.40		1.49		.40		58
18.52	387	1.59		.11		1.59		.11		45
55.53	233	1.66	*	1.01	*	1.66	*	1.01	*	72

6.66	105,862	1.09	*	.52	*	1.09	*	.52	*	18
12.22	127,188	1.19		1.05		1.19		1.05		52
(19.35)	239,289	1.03		1.32		1.03		1.32		53
21.77	1,176,849	.99		.99		.99		.99		58
19.10	387,819	1.09		.74		1.09		.74		45
(2.11)	118,560	1.15		1.01		1.15		1.01		72

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(g)	For the six months ended January 31, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (Unaudited) (continued)

Tradewinds International Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(e)		Ending NAV
Class A (12/99)
2014(f)	$22.74	$.05	$1.92	$1.97	$(.55)	$—	$(.55)	$—		$24.16
2013	20.27	.32	2.96	3.28	(.81)	—	(.81)	—		22.74
2012	25.63	.36	(5.30)	(4.94)	(.42)	—	(.42)	—	**	20.27
2011	23.54	.41	1.92	2.33	(.24)	—	(.24)	—	**	25.63
2010	22.24	.23	1.14	1.37	(.07)	—	(.07)	—	**	23.54
2009	29.89	.23	(4.82)	(4.59)	(.18)	(2.88)	(3.06)	—	**	22.24
Class B (12/99)
2014(f)	21.62	(.05)	1.83	1.78	(.36)	—	(.36)	—		23.04
2013	19.27	.13	2.84	2.97	(.62)	—	(.62)	—		21.62
2012	24.34	.19	(5.04)	(4.85)	(.22)	—	(.22)	—	**	19.27
2011	22.37	.17	1.85	2.02	(.05)	—	(.05)	—	**	24.34
2010	21.24	.06	1.07	1.13	— **	—	—	—	**	22.37
2009	28.69	.04	(4.61)	(4.57)	—	(2.88)	(2.88)	—	**	21.24
Class C (12/99)
2014(f)	21.63	(.04)	1.82	1.78	(.36)	—	(.36)	—		23.05
2013	19.27	.15	2.83	2.98	(.62)	—	(.62)	—		21.63
2012	24.35	.18	(5.04)	(4.86)	(.22)	—	(.22)	—	**	19.27
2011	22.38	.19	1.83	2.02	(.05)	—	(.05)	—	**	24.35
2010	21.25	.06	1.07	1.13	— **	—	—	—		22.38
2009	28.70	.05	(4.62)	(4.57)	—	(2.88)	(2.88)	—	**	21.25
Class R3 (8/08)
2014(f)	22.90	.01	1.93	1.94	(.49)	—	(.49)	—		24.35
2013	20.41	.29	2.97	3.26	(.77)	—	(.77)	—		22.90
2012	25.81	.35	(5.39)	(5.04)	(.36)	—	(.36)	—	**	20.41
2011	23.70	.38	1.91	2.29	(.18)	—	(.18)	—	**	25.81
2010	22.41	.20	1.10	1.30	(.01)	—	(.01)	—		23.70
2009(c)	29.59	.18	(4.36)	(4.18)	(.12)	(2.88)	(3.00)	—	**	22.41
Class I (12/99)
2014(f)	22.87	.08	1.92	2.00	(.61)	—	(.61)	—		24.26
2013	20.38	.36	3.00	3.36	(.87)	—	(.87)	—		22.87
2012	25.78	.43	(5.34)	(4.91)	(.49)	—	(.49)	—	**	20.38
2011	23.67	.50	1.91	2.41	(.30)	—	(.30)	—	**	25.78
2010	22.36	.32	1.11	1.43	(.12)	—	(.12)	—	**	23.67
2009	30.06	.27	(4.83)	(4.56)	(.26)	(2.88)	(3.14)	—	**	22.36

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Applicable to Common Shares

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

8.57%	$167,405	1.44	%*	.38	%*	9%
16.56	169,858	1.39		1.49		31
(19.38)	237,548	1.35		1.60		26
9.91	598,470	1.32		1.58		23
6.14	491,483	1.54		.98		40
(13.20)	505,600	1.68		1.12		45

8.16	1,114	2.18	*	(.40	)*	9
15.70	1,671	2.14		.63		31
(19.99)	2,919	2.11		.92		26
9.09	5,519	2.07		.71		23
5.32	6,336	2.29		.26		40
(13.86)	7,572	2.42		.20		45

8.16	29,712	2.19	*	(.38	)*	9
15.75	31,437	2.14		.72		31
(20.03)	45,932	2.10		.87		26
9.08	95,512	2.07		.79		23
5.32	90,472	2.29		.29		40
(13.86)	93,082	2.42		.23		45

8.41	2,839	1.68	*	.11	*	9
16.29	3,204	1.64		1.34		31
(19.62)	3,319	1.62		1.58		26
9.69	3,058	1.57		1.48		23
5.82	2,235	1.78		.85		40
(12.02)	1,027	1.94	*	.88	*	45

8.64	172,178	1.19	*	.64	*	9
16.89	169,589	1.14		1.67		31
(19.18)	356,908	1.10		1.93		26
10.20	800,028	1.07		1.94		23
6.39	521,515	1.29		1.36		40
(13.00)	367,831	1.43		1.29		45

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	For the period August 4, 2008 (commencement of operations) through July 31, 2009.
(d)	Portfolio Turnover Rate is calculated based on lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(f)	For the six months ended January 31, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (Unaudited) (continued)

Tradewinds Japan

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(f)		Ending NAV
Class A (12/08)
2014(g)	$23.06	$.05	$1.29	$1.34	$(.76)	$—	$(.76)	$—		$23.64
2013	19.66	.19	3.21	3.40	—	—	—	—		23.06
2012	23.39	.22	(3.45)	(3.23)	(.46)	(.04)	(.50)	—	***	19.66
2011	21.21	.14	2.31	2.45	(.27)	—	(.27)	—	***	23.39
2010	21.09	.12	.37	.49	(.17)	(.20)	(.37)	—		21.21
2009(d)	20.00	.10	.99	1.09	—	—	—	—		21.09
Class C (12/08)
2014(g)	22.77	(.07)	1.29	1.22	(.58)	—	(.58)	—		23.41
2013	19.57	.04	3.16	3.20	—	—	—	—		22.77
2012	23.27	.05	(3.41)	(3.36)	(.30)	(.04)	(.34)	—	***	19.57
2011	21.11	(.03)	2.30	2.27	(.11)	—	(.11)	—	***	23.27
2010	20.99	(.04)	.38	.34	(.02)	(.20)	(.22)	—		21.11
2009(d)	20.00	.02	.97	.99	—	—	—	—		20.99
Class I (12/08)
2014(g)	23.16	.06	1.31	1.37	(.82)	—	(.82)	—		23.71
2013	19.70	.28	3.18	3.46	—	—	—	—		23.16
2012	23.43	.19	(3.36)	(3.17)	(.52)	(.04)	(.56)	—	***	19.70
2011	21.24	.09	2.43	2.52	(.33)	—	(.33)	—	***	23.43
2010	21.12	.17	.37	.54	(.22)	(.20)	(.42)	—		21.24
2009(d)	20.00	.08	1.04	1.12	—	—	—	—		21.12

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

5.72%	$711	3.54	%*	(1.65)%*	1.47	%*	.42	%*	8%
17.29	1,058	4.61		(2.25)	1.47		.89		85
(13.83)	687	2.47		.08	1.48		1.08		33
11.57	331	3.04		(.92)	1.48		.64		19
2.38	265	4.32		(2.28)	1.49		.55		15
5.45	264	2.95	*	(.55 )*	1.50	*	.90	*	23

5.29	491	4.10	*	(2.43)*	2.22	*	(.54	)*	8
16.35	405	5.06		(2.65)	2.22		.19		85
(14.49)	332	3.09		(.64)	2.23		.22		33
10.76	347	3.77		(1.69)	2.23		(.15)		19
1.65	264	5.07		(3.03)	2.24		(.20)		15
4.95	262	3.70	*	(1.29)*	2.25	*	.15	*	23

5.83	3,261	3.13	*	(1.42)*	1.22	*	.49	*	8
17.56	2,926	4.13		(1.58)	1.22		1.33		85
(13.57)	3,647	2.13		— **	1.23		.91		33
11.86	9,321	2.50		(.88)	1.23		.39		19
2.63	3,412	4.06		(2.00)	1.24		.82		15
5.60	3,534	2.67	*	(.69 )*	1.25	*	.74	*	23

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(g)	For the six months ended January 31, 2014.
*	Annualized.
**	Rounds to less than .01%.
***	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	51

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Emerging Markets Fund (“Tradewinds Emerging Markets”), Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”), Nuveen Tradewinds International Value Fund (“Tradewinds International Value”) and Nuveen Tradewinds Japan Fund (“Tradewinds Japan”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Tradewinds Global Investors, LLC (“Tradewinds”), an affiliate of Nuveen, under which Tradewinds manages the investment portfolios of the Funds.

Investments Objectives

Each Fund’s investment objective is to seek long-term capital appreciation.

Tradewinds Emerging Markets, under normal market conditions, invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in securities of emerging market issuers. The Fund may invest in securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 20% of its net assets in debt securities of emerging market issuers, including securities rated below investment grade or unrated securities of comparable quality as determined by the Fund’s sub-adviser (securities commonly referred to as “high yield” or “junk bonds”).

Tradewinds Global All-Cap, under normal market conditions, invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. The Fund invests at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. The Fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country.

Tradewinds International Value, under normal market conditions, invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invests in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country.

Tradewinds Japan, under normal market conditions, invests at least 80% of its net assets and the amount of any borrowings for investment purposes in equity securities issued by companies listed or domiciled in Japan. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Class B Shares

Effective at the close of business on October 28, 2013, Class B Shares of Tradewinds Global All-Cap were converted to Class A Shares and are no longer available for dividend reinvestment or purposes of through an exchange from other Nuveen mutual funds.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

52	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of January 31, 2014, the Funds had no outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Tradewinds International Value will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an upfront sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on

Nuveen Investments	53

Notes to Financial Statements (Unaudited) (continued)

the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. As of January 31, 2014, the Funds were not invested in any portfolio securities or derivatives, other than repurchase agreements further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

54	Nuveen Investments

These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Tradewinds Emerging Markets	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$10,695,071	$17,774,263	$23,729	$28,493,063
Corporate Bonds	—	185,225	—	185,225
Warrants	—	269	—	269
Short-Term Investments:
Repurchase Agreements	—	1,228,932	—	1,228,932
Total	$10,695,071	$19,188,689	$23,729	$29,907,489

Tradewinds Global All-Cap
Long-Term Investments*:
Common Stocks	$148,029,565	$84,771,820	$89,838	$232,891,223
Short-Term Investments:
Repurchase Agreements	—	5,798,264	—	5,798,264
Total	$148,029,565	$90,570,084	$89,838	$238,689,487

Tradewinds International Value
Long-Term Investments*:
Common Stocks	$117,452,283	$248,770,141	$—	$366,222,424
Short-Term Investments:
Repurchase Agreements	—	4,365,770	—	4,365,770
Total	$117,452,283	$253,135,911	$—	$370,588,194

Tradewinds Japan
Long-Term Investments*:
Common Stocks	$314,000	$4,148,285	$—	$4,462,285
Short-Term Investments:
Repurchase Agreements	—	223,369	—	223,369
Total	$314,000	$4,371,654	$—	$4,685,654
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 2 and Level 3, where applicable.

Nuveen Investments	55

Notes to Financial Statements (Unaudited) (continued)

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Tradewinds Emerging Markets
Common Stocks	$—	$(13,642,605)	$13,642,605	$—	$—	$—
$25 Par (or similar) Retail Structures	—	(452,414)	452,414	—	—	—
Tradewinds Global All-Cap
Common Stocks	$—	$(71,404,059)	$71,404,059	$—	$—	$—
Tradewinds International Value
Common Stocks	$—	$(233,888,473)	$233,888,473	$—	$—	$—
Tradewinds Japan
Common Stocks	$—	$(3,811,641)	$3,811,641	$—	$—	$—

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

56	Nuveen Investments

Each Fund may invest in non-U.S. securities. As of January 31, 2014, Each Fund’s investments in non-U.S. securities were as follows:

Tradewinds Emerging Markets	Value	% of Net Assets
Country:
Brazil	$4,677,262	15.6%
South Korea	4,153,390	13.9
Russia	2,667,443	8.9
Canada	2,443,241	8.2
Taiwan	1,741,364	5.8
India	1,657,932	5.5
China	1,576,063	5.3
South Africa	1,557,200	5.2
Mexico	1,178,434	3.9
Argentina	966,469	3.2
Other Countries	5,652,840	19.0
Total non-U.S. securities	$28,271,637	94.5%

Tradewinds Global All-Cap
Country:
Canada	$22,295,009	9.4%
Japan	21,476,311	9.1
United Kingdom	16,651,683	7.1
France	11,452,250	4.9
Italy	10,432,127	4.4
South Korea	10,401,268	4.4
Netherlands	10,412,951	4.4
Switzerland	10,026,864	4.2
Israel	7,183,913	3.0
Other Countries	19,253,035	8.3
Total non-U.S. securities	$139,585,411	59.2%

Tradewinds International Value
Country:
Japan	$95,103,362	25.5%
France	46,074,056	12.3
Netherlands	38,393,884	10.3
United Kingdom	36,001,496	9.6
Canada	31,338,001	8.4
Belgium	18,092,419	4.8
Italy	14,937,395	4.0
Germany	14,374,632	3.9
South Korea	11,863,444	3.2
Other	45,600,908	12.2
Total non-U.S. securities	$351,779,597	94.2%

Tradewinds Japan
Country:
Japan	$4,462,285	100%
Total non-U.S. securities	$4,462,285	100%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Nuveen Investments	57

Notes to Financial Statements (Unaudited) (continued)

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swap contracts are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased and options written are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased, options written and swaps,” respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Tradewinds Emerging Markets	State Street Bank	$1,228,932	$(1,228,932)	$—
Tradewinds Global All-Cap	Fixed Income Clearing Corporation	5,798,264	(5,798,264)	—
Tradewinds International Value	Fixed Income Clearing Corporation	4,365,770	(4,365,770)	—
Tradewinds Japan	State Street Bank	223,369	(223,369)	—
*	As of January 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for detail on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the six months ended January 31, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

58	Nuveen Investments

4. Fund Shares

Transactions in Fund shares were as follows:

	Tradewinds Emerging Markets
	Six Months Ended 1/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	29,811	$791,485	187,476	$5,308,872
Class C	10,304	272,487	30,538	869,498
Class R3	168	4,421	1,161	32,255
Class I	57,948	1,508,200	370,082	10,203,100
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,773	46,647	1,753	49,922
Class C	51	1,327	—	—
Class R3	8	216	5	147
Class I	7,715	203,054	6,713	191,324
	107,778	2,827,837	597,728	16,655,118
Shares redeemed:
Class A	(134,599)	(3,527,692)	(505,804)	(13,986,815)
Class C	(50,056)	(1,271,631)	(74,707)	(2,062,429)
Class R3	(1,567)	(42,203)	(386)	(9,866)
Class I	(251,701)	(6,592,089)	(761,964)	(21,225,454)
	(437,923)	(11,433,615)	(1,342,861)	(37,284,564)
Net increase (decrease)	(330,145)	$(8,605,778)	(745,133)	$(20,629,446)

	Tradewinds Global All-Cap
	Six Months Ended 1/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	74,565	$1,963,081	447,933	$10,702,501
Class A – automatic conversion of Class B Shares	16,853	459,929	607	14,215
Class B(1) – exchanges	—	—	25	589
Class C	48,297	1,257,151	153,018	3,615,481
Class R3	987	26,005	2,093	49,893
Class I	271,299	7,221,476	1,366,616	32,330,535
Shares issued to shareholders due to reinvestment of distributions:
Class A	27,377	741,923	55,665	1,307,005
Class B(1)	—	—	57	1,326
Class C	5,719	153,911	8,896	207,555
Class R3	146	3,942	186	4,366
Class I	38,009	1,029,292	80,597	1,889,988
	483,252	12,856,710	2,115,693	50,123,454
Shares redeemed:
Class A	(948,801)	(24,856,325)	(6,596,462)	(156,842,989)
Class B(1)	(996)	(24,735)	(30,058)	(710,251)
Class B(1) – automatic conversion to Class A Shares	(17,091)	(459,929)	(616)	(14,215)
Class C	(544,141)	(14,090,532)	(3,354,281)	(79,012,898)
Class R3	(1,382)	(36,439)	(10,671)	(255,483)
Class I	(1,391,817)	(36,745,263)	(7,051,037)	(167,231,622)
	(2,904,228)	(76,213,223)	(17,043,125)	(404,067,458)
Net increase (decrease)	(2,420,976)	$(63,356,513)	(14,927,432)	$(353,944,004)
(1)	Class B Shares of Tradewinds Global All-Cap converted to Class A Shares at the close of business on October 28, 2013, and are no longer available for purposes of dividend reinvestment or through an exchange from other Nuveen mutual funds.

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

	Tradewinds International Value
	Six Months Ended 1/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	648,467	$15,789,833	2,224,377	$47,983,235
Class A – automatic conversion of Class B Shares	5	132	2,219	47,189
Class B – exchanges	1,033	24,864	72	1,429
Class C	33,833	794,213	67,795	1,387,062
Class R3	15,535	380,729	54,208	1,179,360
Class I	710,944	17,457,068	2,809,693	60,727,691
Shares issued to shareholders due to reinvestment of distributions:
Class A	144,735	3,632,849	326,204	6,801,350
Class B	761	18,218	3,419	68,087
Class C	13,999	335,418	40,822	813,171
Class R3	1,274	32,240	3,122	65,654
Class I	156,868	3,954,664	319,084	6,678,420
	1,727,454	42,420,228	5,851,015	125,752,648
Shares redeemed:
Class A	(1,332,547)	(32,554,302)	(6,805,666)	(146,137,048)
Class B	(30,711)	(708,343)	(75,375)	(1,542,355)
Class B – automatic conversion to Class A Shares	(6)	(132)	(2,327)	(47,189)
Class C	(211,912)	(4,929,560)	(1,038,325)	(21,325,059)
Class R3	(40,095)	(986,930)	(80,039)	(1,743,598)
Class I	(1,188,813)	(29,198,110)	(13,226,448)	(281,203,473)
	(2,804,084)	(68,377,377)	(21,228,180)	(451,998,722)
Net increase (decrease)	(1,076,630)	$(25,957,149)	(15,377,165)	$(326,246,074)

	Tradewinds Japan
	Six Months Ended 1/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	35,950	$869,362	99,923	$2,108,404
Class C	3,793	91,700	13,602	314,700
Class I	14,559	355,709	42,526	979,867
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,462	35,595	—	—
Class C	452	10,907	—	—
Class R3	N/A	N/A	N/A	N/A
Class I	1,485	36,239	—	—
	57,701	1,399,512	156,051	3,402,971
Shares redeemed:
Class A	(53,237)	(1,290,035)	(88,974)	(2,019,178)
Class C	(1,048)	(24,640)	(12,785)	(247,772)
Class I	(4,871)	(119,044)	(101,287)	(2,011,945)
	(59,156)	(1,433,719)	(203,046)	(4,278,895)
Net increase (decrease)	(1,455)	$(34,207)	(46,995)	$(875,924)

60	Nuveen Investments

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the six months ended January 31, 2014, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Purchases	$9,310,496	$48,140,836	$33,434,495	$387,956
Sales and maturities	16,880,152	111,490,894	66,752,345	749,112

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of January 31, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Cost of investments	$38,591,891	$246,241,237	$338,217,195	$4,081,021
Gross unrealized:
Appreciation	$2,498,874	$31,788,689	$77,415,179	$857,562
Depreciation	(11,183,276)	(39,340,439)	(45,044,180)	(252,929)
Net unrealized appreciation (depreciation) of investments	$(8,684,402)	$(7,551,750)	$32,370,999	$604,633

Permanent differences, primarily due to federal taxes paid, foreign currency reclassifications, adjustments for investments in passive foreign investment companies and complex securities character adjustments, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2013, the Funds’ last tax year end, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Capital paid-in	$—	$(26,254)	$26,953	$—
Undistributed (Over-distribution of) net investment income	179,898	1,341,804	(428,059)	16,245
Accumulated net realized gain (loss)	(179,898)	(1,315,550)	401,106	(16,245)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Funds’ last tax year end, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Undistributed net ordinary income[1]	$318,994	$2,073,065	$8,666,306	$127,540
Undistributed net long-term capital gains	—	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Nuveen Investments	61

Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Distribution from net ordinary income[1]	$291,554	$4,157,987	$16,561,162	$—
Distribution from net long-term capital gains	—	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2013, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan[2]
Expiration:
July 31, 2018	$—	$—	$54,060,130	$—
Not subject to expiration:
Short-term losses	8,591,961	16,179,324	10,594,316	85,041
Long-term losses	12,989,994	187,101,752	195,890,945	187,414
Total	$21,581,955	$203,281,076	$260,545,391	$272,455
[2]	A portion of Tradewinds Japan capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ last tax year ended July 31, 2013, the following Fund utilized its capital loss carryforwards as follows:

Tradewinds Japan
Utilized capital loss carryforwards	$13,181

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Tradewinds Emerging Markets	Tradewinds International Value
Post-October capital losses[3]	$12,298,501	$9,579,997
Late-year ordinary losses[4]	—	—
[3]	Capital losses incurred from November 1, 2012 through July 31, 2013, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2013 through July 31, 2013 and specified losses incurred from November 1, 2012 through July 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Tradewinds is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Tradewinds Emerging Markets Fund-Level Fee Rate	Tradewinds Global All-Cap Fund-Level Fee Rate	Tradewinds International Value Fund-Level Fee Rate	Tradewinds Japan Fund-Level Fee Rate
For the first $125 million	1.0000%	.6900%	.6900%	.7000%
For the next $125 million	.9875	.6775	.6775	.6875
For the next $250 million	.9750	.6650	.6650	.6750
For the next $500 million	.9625	.6525	.6525	.6625
For the next $1 billion	.9500	.6400	.6400	.6500
For net assets over $2 billion	.9250	.6150	.6150	.6250

62	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2014, the complex-level fee rate for each of these Funds was .1679%.

The Adviser has contractually agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Tradewinds Emerging Markets	1.50%	November 30, 2014	1.85%
Tradewinds Global All-Cap	N/A	N/A	1.55
Tradewinds Japan	1.25	November 30, 2014	1.50

N/A – Not applicable.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended January 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Sales charges collected	$1,846	$10,886	$23,172	$2,714
Paid to financial intermediaries	1,614	9,522	20,265	2,413

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	63

Notes to Financial Statements (Unaudited) (continued)

During the six months ended January 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Commission advances	$1,718	$8,402	$2,632	$892

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
12b-1 fees retained	$1,785	$11,673	$—	$2,027

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2014, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
CDSC retained	$208	$1,821	$2,125	$—

As of January 31, 2014, Nuveen owned shares of the Funds as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Class A Shares	$—	$—	$—	$—
Class B Shares	N/A	N/A	—	N/A
Class C Shares	—	—	—	2,277
Class R3 Shares	1,179	—	—	N/A
Class I Shares	—	—	—	54,601

N/A – Fund does not offer, or no longer offers, share class.

64	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	65

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Emerging Markets Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Emerging Markets Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper International Multi-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Japanese Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Japanese Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI (Morgan Stanley Capital International) All Country World Index (ACWI): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE (Europe, Australasia, Far East) Index: A free-float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Japan Index: A capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

66	Nuveen Investments

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Nuveen Investments	67

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $221 billion as of December 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-GRW-0114P

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report January 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Global Growth Fund	NGGAX	NGGCX	NGGRX	NGWIX
Nuveen International Growth Fund	NBQAX	NBQCX	NBQBX	NBQIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe’s improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve’s decision to slow down its bond buying program beginning in January 2014, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 25, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Global Growth Fund

Nuveen International Growth Fund

Tracy Stouffer, CFA, and Nancy Crouse, CFA, serve as co-managers of the Nuveen Global Growth Fund. Tracy Stouffer also serves as portfolio manager for the Nuveen International Growth Fund.

Here the portfolio managers discuss the key investment strategies and performance of the Funds for the six-month reporting period ended January 31, 2014.

How did the Funds perform during the six-month reporting period ended January 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year and since inception periods ended January 31, 2014. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2014? How did these strategies influence performance?

Nuveen Global Growth Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the MSCI World Index and the Lipper classification average during the six-month reporting period ended January 31, 2014.

The Fund’s investment process starts with the identification of nine to ten durable investment themes that describe global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. We then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign and domestic companies that are consistent with its investment themes to create a well-diversified portfolio.

The Nuveen Global Growth Fund experienced widespread strength during the reporting period; therefore, very few areas detracted meaningfully from its performance. Approximately 91% of the Fund’s portfolio was invested in stocks from developed market countries and 5% in stocks from emerging markets over the period. In terms of country contribution, the Fund’s positions in the U.S., Germany, the U.K. and Sweden benefited results the most on a relative basis. The Fund had no countries that significantly detracted versus the MSCI World Index. At the sector level, the Fund

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

experienced favorable relative performance in all ten economic sectors, with particular strength found in industrials, information technology, consumer staples and consumer discretionary. Stock selection also aided Fund results during the reporting period with our U.S. holdings, in aggregate, showing the strongest returns.

The Fund’s top individual contributors were found in the 3D printing or “additive manufacturing” industry including: Arcam AB, and 3D Systems Corporation. Germany-based Voxeljet, which was listed during the fourth quarter of 2013, was the Fund’s best performing stock during the six-month reporting period. The company produces on-demand parts for a variety of end markets including the automotive, aerospace, engineering and consumer products industries. Voxeljet distinguishes itself from competitors by producing sand molds, while it also has the largest build capacity for industrial printers. Swedish firm Arcam continued to be a strong contributor to the Fund’s returns. Arcam sets itself apart from the competition through the use of its patented Electron Beam Melting (EBM) technology, which is faster and wastes much less material than the more typical laser-based processes. Also, U.S.-based 3D Systems saw strong price performance as investors were willing to pay more highly for the company’s future growth potential, which became more visible and well understood. This diversified company has the ability to meet the needs of consumer and industrial customers using its machines and services to manufacture parts comprised of various materials. Rounding out the Fund’s top five contributors were two other U.S. firms, Constellation Brands, Inc. and ServiceNow, Inc. Constellation Brands, a global producer and distributor of wine, beer and spirits reported strong quarterly results and upbeat guidance during the reporting period. While already the world’s largest premium wine company owing to brands such as Robert Mondavi and Clos du Bois, Constellation also benefited from growth initiatives including the recent acquisition of Grupo Modelo’s U.S. beer business from Anheuser-Busch. In addition, ServiceNow, which helps businesses automate and manage their IT services in the cloud, performed well as earnings soundly beat analysts’ estimates. The company is benefiting from the expanding migration of businesses toward more economical, off-premise cloud technology and away from on-premise hardware and software.

Although nearly all of our country and sector themes were successful during the reporting period, the Fund did have several individual holdings that underperformed. For example, the stock price for Perform Group plc, a leading U.K. digital marketing company, fell significantly over the six-month period. Perform had previously benefited from a number of growth drivers including online betting, online video consumption and the use of digital sports content. However, the company issued a profit warning due to advertising and sponsorship weakness in the fourth quarter of 2013, resulting in earnings estimate and price target downgrades. We continue to like Perform and maintain the Fund’s position as we await a catalyst for the stock. Also, shares of Hertz Global Holdings, Inc., one of the few remaining independent car and equipment rental companies, came under pressure during the period. Weakness in airport rental volumes, especially from business travelers, caused Hertz to lower its guidance for 2013 revenue and profit, sending its stock price lower. We sold the Fund’s position in Hertz based on this weakness. Finally, the Fund’s modest cash position was a drag on results in the strongly advancing market environment over the majority of the six-month reporting period.

Regarding sectors, we continue to favor and overweight consumer discretionary, information technology and industrials in the Fund, while underweighting energy, financials and consumer staples. We have selectively added to several thematic areas where we have the highest conviction including: the digital economy, lifestyles of health and sustainability, and energy efficiency, particularly light-emitting diode (LED) lighting. In terms of the digital economy, we initiated a position in French online advertising firm Criteo SA in the Fund. Criteo is involved in the cutting edge area of Internet advertising and analytics called programmatic ad display. The company works with online retailers to deliver personalized advertisements to consumers that have previously visited a website. We also purchased U.S.-based technology company LifeLock Inc., which operates a very successful subscriber-based model offering a variety of identity theft protection and credit monitoring services.

6	Nuveen Investments

In the area of health and sustainability, we continue to emphasize companies that we believe will benefit from the demographic shift toward eating healthy and living longer. For example, the Fund owns positions in Hain Celestial Group, Inc., a producer of natural and organic foods and personal care products; WhiteWave Foods Company, the maker of Silk almond milk and Horizon organic milk; Boulder Brands, a producer of gluten-free and heart-healthy foods; and Eurofins Scientific Societe Europeenne, a world leader in food and biopharmaceutical product testing.

In the energy efficiency area, we added two beneficiaries of the shift to LED lighting. We believe the LED lighting industry has hit its optimal level as the government phase-out of incandescent light bulbs is upon us, while LED products have become much more cost efficient. In fact, estimates call for more than one billion LED light bulbs to be sold this year. We purchased positions in OSRAM Licht AG, a German LED light bulb manufacturer and Rubicon Technology, Inc., the largest listed manufacturer of sapphire substrates. Rubicon is benefiting from the rapid growth in demand for these sapphire substrates, which are used to make LEDs, but are also increasingly being used by smartphone makers as covers for home buttons and camera lenses. We also initiated some positions in companies involved in the transport of liquefied petroleum gas (LPG) as well as component companies that are in the LPG supply chain. We believe these stocks will be the primary beneficiaries of rising LPG supply due to U.S. shale extraction and increasing trade in petrochemicals that use LPG as feedstock, primarily in China. For example, we bought BW LPG Ltd., a Norwegian LPG transport company that was newly issued toward the end of 2013. We believe BW LPG will benefit from rising freight costs as propane demand increases for heating purposes due to the unusually cold winter weather and for use as feedstock in China’s current build-out of plastic plants.

Nuveen International Growth Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the MSCI EAFE Index and the Lipper classification average during the six-month reporting period ended January 31, 2014.

The Fund’s investment process starts with identifying nine to ten durable investment themes that capture global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. For each theme, we then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign companies in both developed and emerging markets that are consistent with the Fund’s investment themes to create a well diversified portfolio.

The Nuveen International Growth Fund experienced strong results over the six-month reporting period and had very few areas that detracted in any meaningful way. Approximately 86% of the Fund’s portfolio was invested in stocks from developed market countries and 12% in stocks from emerging markets over the reporting period. In terms of country contribution, the Fund’s positions in Germany, the U.K., Sweden and Norway were the largest positive contributors to performance on a relative basis. The only country that significantly detracted versus the MSCI EAFE Index was Japan. At the sector level, the Fund experienced favorable relative results in all ten economic sectors, with the most notable outperformance found in industrials, financials, information technology and health care. Stock selection, in aggregate, was also very beneficial during the reporting period.

Several of the Fund’s top individual contributors included: Voxeljet AG ADR, Arcam AB, Investment AB Kinnevik and Valeant Pharmaceuticals International, Inc. German 3D printing or “additive manufacturing” company Voxeljet, which was listed during the fourth quarter of 2013, was the Fund’s best performing stock during the six-month reporting

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

period. Voxeljet produces on-demand parts for a variety of end markets including the automotive, aerospace, engineering and consumer products industries. The company distinguishes itself from competitors by producing sand molds, while it also has the largest build capacity for industrial printers. Another 3D printing company, Swedish firm Arcam, continued to be a strong contributor to the Fund’s returns. Arcam sets itself apart from the competition through the use of its patented Electron Beam Melting (EBM) technology, which is faster and wastes much less material than the more typical laser-based processes. The Fund also benefited from its position in Swedish holding company Kinnevik, which owns stakes in a number of strategic companies including several online retailers with heavy exposure to emerging markets and Europe. One of Kinnevik’s most successful holdings is Germany-based Zalando, Europe’s leading online retailer of shoes and fashion items. Finally, the Fund’s position in a Canadian specialty pharmaceutical company, Valeant Pharmaceuticals, was a strong performer during the reporting period. The company develops and markets a vast array of prescription, generic and over-the-counter products with special emphasis in the areas of dermatology, urology and eye health. Valeant Pharmaceuticals has been extremely successful with its acquisition strategy, including the recent purchase of Bausch & Lomb, as it streamlines the businesses while increasing its prominence.

Although nearly all of our country and sector themes were successful during the reporting period, the Fund did have several individual holdings that underperformed. The most significant detractor to relative performance was Perform Group plc, a leading U.K. digital marketing company. Perform had previously benefited from a number of growth drivers including online betting, online video consumption and the use of digital sports content. However, the company issued a profit warning due to advertising and sponsorship weakness in the fourth quarter of 2013, resulting in earnings estimate and price target downgrades. We continue to like Perform and maintain the Fund’s position as we await a catalyst for the stock. Shares of Sanrio Company, Ltd., the Japanese company famous for its “Hello Kitty” brand, were also weak. Investors grew concerned over Sanrio’s North American profit momentum as well as share overhang from its recent stock placement. Likewise, another of the Fund’s Japanese holdings, Jin Co., Ltd., disappointed during the reporting period. Jin manufacturers moderately priced, high fashion eyewear targeted to a younger audience. The company had previously benefited from the success of its glasses that help prevent eye damage by reducing blue light from PC screens. However, Jin recently announced a sharp downward revision to its earnings forecasts, causing investors to question the sustainability of its profit margins and growth rate due to a decline in the popularity of PC glasses as well as generally decreased demand for corrective lens. We sold out of the Fund’s positions in both Sanrio and Jin during the reporting period. In addition, the Fund’s modest cash position was a drag on results in the strongly advancing market environment over the majority of the six-month reporting period.

Within sectors, we continue to favor and overweight industrials, technology, consumer discretionary and health care in the Fund, while underweighting energy and maintaining very minimal exposure to consumer staples. We have selectively added to several thematic areas where we have the highest conviction including the digital economy and energy efficiency, particularly light-emitting diode (LED) lighting. In terms of the digital economy, we initiated a position in French online advertising firm Criteo SA in the Fund. Criteo is involved in the cutting edge area of Internet advertising and analytics called programmatic ad display. The company works with online retailers to deliver personalized advertisements to consumers that have previously visited a website. We also added a position in a company from Spain called Let’s Gowex SA. This firm works with local governments, businesses and transportation authorities to link public networks together to create free Wi-Fi cities that are funded by advertising. Also, we own U.K.-based Ocado Group plc, the largest and only successful online food retailer in the world. Because Ocado does not have actual grocery store locations, the company has inherent advantages including lower capital density, less waste, enhanced automation and greater efficiency.

8	Nuveen Investments

In the energy efficiency area, we added several beneficiaries of the shift to LED lighting. We believe the LED lighting industry has hit its optimal level as the government phase-out of incandescent light bulbs is upon us, while LED products have become way more cost efficient. In fact, estimates call for more than one billion LED light bulbs to be sold this year. Therefore, we purchased positions in a German LED light bulb manufacturer, OSRAM Licht AG, and a Taiwanese LED chip and epiwafer manufacturing company, Epistar Corp. We also initiated some positions in companies involved in the transport of liquefied petroleum gas (LPG) as well as component companies that are in the LPG supply chain. We believe these stocks will be the primary beneficiaries of rising LPG supply due to U.S. shale extraction and increasing trade in petrochemicals that use LPG as feedstock, primarily in China. For example, we bought a position in BW LPG Ltd., a Norwegian LPG transport company that was newly issued toward the end of 2013. We believe this company will benefit from rising freight costs as propane demand increases for heating purposes due to the unusually cold winter weather and for use as feedstock in China’s current build-out of plastic plants.

Nuveen Investments	9

Risk

Considerations

Nuveen Global Growth Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen International Growth Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, derivatives risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following two pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Global Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	19.05%	35.83%	20.57%
Class A Shares at maximum Offering Price	12.21%	28.02%	19.08%
MSCI World Index**	6.88%	16.07%	15.71%
Lipper Global Multi-Cap Growth Funds Classification Average**	8.46%	16.95%	16.36%

Class C Shares	18.62%	34.78%	19.67%
Class R3 Shares	18.88%	35.40%	20.26%
Class I Shares	19.18%	36.11%	20.86%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	29.33%	44.98%	21.37%
Class A Shares at maximum Offering Price	21.89%	36.65%	19.84%
Class C Shares	28.86%	43.91%	20.46%
Class R3 Shares	29.18%	44.62%	21.07%
Class I Shares	29.51%	45.32%	21.67%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	10.14%	10.03%	9.16%	9.13%
Net Expense Ratios	1.42%	2.17%	1.67%	1.17%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 4/24/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Nuveen International Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	17.66%	31.16%	20.51%
Class A Shares at maximum Offering Price	10.90%	23.62%	19.02%
MSCI EAFE Index**	7.51%	11.93%	13.26%
Lipper International Multi-Cap Growth Funds Classification Average**	5.77%	10.03%	13.33%

Class C Shares	17.23%	30.18%	19.63%
Class R3 Shares	17.52%	30.80%	20.20%
Class I Shares	17.81%	31.45%	20.80%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	29.00%	41.37%	21.72%
Class A Shares at maximum Offering Price	21.58%	33.24%	20.20%
Class C Shares	28.54%	40.30%	20.83%
Class R3 Shares	28.80%	41.00%	21.41%
Class I Shares	29.14%	41.69%	22.02%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.93%	2.70%	2.22%	1.72%
Net Expense Ratios	1.42%	2.17%	1.67%	1.17%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 4/24/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	13

Holding

Summaries January 31, 2014

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Global Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	97.6%
Short-Term Investments	5.5%
Other Assets Less Liabilities	(3.1)%

Country Allocation

(% of net assets)

United States	56.1%
United Kingdom	10.8%
Japan	5.8%
France	4.8%
Germany	3.6%
Canada	3.0%
Sweden	2.5%
Denmark	2.3%
Spain	2.2%
Luxembourg	1.9%
Norway	1.7%
Other Countries	8.4%
Other Assets Less Liabilities	(3.1)%

Portfolio Composition

(% of net assets)

Media	7.1%
Software	6.8%
Commercial Banks	6.5%
Internet Software & Services	5.8%
Biotechnology	5.2%
Electrical Equipment	4.7%
Hotels, Restaurants & Leisure	3.8%
IT Services	3.8%
Pharmaceuticals	3.6%
Health Care Equipment & Supplies	3.6%
Internet & Catalog Retail	3.5%
Real Estate Management & Development	3.4%
Oil, Gas & Consumable Fuels	3.4%
Food Products	3.1%
Communications Equipment	2.4%
Household Durables	2.2%
Construction Materials	2.0%
Aerospace & Defense	1.8%
Wireless Telecommunication Services	1.8%
Electronic Equipment & Instruments	1.8%
Semiconductors & Equipment	1.7%
Other Industries	19.6%
Short-Term Investments	5.5%
Other Assets Less Liabilities	(3.1)%

Top Five Common Stock Holdings

(% of net assets)

Gilead Sciences, Inc.	2.3%
Visa Inc.	2.0%
Priceline.com Incorporated	1.8%
Las Vegas Sands	1.6%
Twenty First Century Fox Inc., Class B Shares	1.5%

14	Nuveen Investments

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen International Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	92.5%
Short-Term Investments	5.5%
Other Assets Less Liabilities	2.0%

Country Allocation

(% of net assets)

United Kingdom	21.4%
Japan	13.0%
Germany	10.4%
United States	5.5%
Canada	6.0%
France	5.8%
Taiwan	4.3%
China	4.1%
Denmark	3.2%
Sweden	3.0%
Norway	2.7%
Other Countries	18.6%
Other Assets Less Liabilities	2.0%

Portfolio Composition

(% of net assets)

Internet Software & Services	8.6%
Machinery	6.0%
Pharmaceuticals	5.7%
Commercial Banks	5.4%
Media	5.3%
Real Estate Management & Development	4.6%
IT Services	4.4%
Semiconductors & Equipment	3.6%
Textiles, Apparel & Luxury Goods	3.4%
Communications Equipment	3.2%
Hotels, Restaurants & Leisure	2.6%
Software	2.5%
Oil, Gas & Consumable Fuels	2.5%
Biotechnology	2.4%
Construction Materials	2.3%
Capital Markets	2.1%
Internet & Catalog Retail	2.1%
Insurance	2.0%
Aerospace & Defense	1.9%
Airlines	1.7%
Wireless Telecommunication Services	1.5%
Short-Term Investments	5.5%
Other Industries	18.7%
Other Assets Less Liabilities	2.0%

Top Five Common Stock Holdings

(% of net assets)

WireCard AG	1.8%
Galaxy Entertainment Group Limited	1.8%
EasyJet PLC	1.7%
Alcatel-Lucent	1.6%
Novo Nordisk A/S	1.6%

Nuveen Investments	15

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Growth Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/14)	$1,190.50	$1,186.20	$1,188.80	$1,191.80	$1,018.05	$1,014.27	$1,016.79	$1,019.31
Expenses Incurred During Period	$7.84	$11.96	$9.21	$6.46	$7.22	$11.02	$8.49	$5.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen International Growth Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/14)	$1,176.60	$1,172.30	$1,175.20	$1,178.10	$1,018.05	$1,014.27	$1,016.79	$1,019.31
Expenses Incurred During Period	$7.79	$11.88	$9.16	$6.42	$7.22	$11.02	$8.49	$5.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16	Nuveen Investments

Nuveen Global Growth Fund

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.6%

	COMMON STOCKS – 97.6%

	Aerospace & Defense – 1.8%

3,026	DigitalGlobe Inc., (2)	$115,533

1,853	European Aeronautic Defence & Space Company, (3)	131,276
	Total Aerospace & Defense	246,809

	Airlines – 1.4%

6,093	Delta Air Lines, Inc.	186,507

	Automobiles – 0.6%

18,000	Mazda Motor Corporation, (2), (3)	86,331

	Beverages – 1.0%

1,789	Constellation Brands, Inc., Class A, (2)	137,163

	Biotechnology – 5.2%

1,367	Celgene Corporation, (2)	207,688

3,807	Gilead Sciences, Inc., (2)	307,035

3,551	Grifols SA	140,655

10,284	Mesoblast Limited, (2), (3)	52,925
	Total Biotechnology	708,303

	Building Products – 1.0%

3,005	Fortune Brands Home & Security	135,405

	Capital Markets – 0.8%

8,056	WisdomTree Investments Inc., (2)	113,751

	Commercial Banks – 6.5%

37,158	Barclays PLC, (3)	165,883

1,942	First Republic Bank of San Francisco	94,245

115,351	Lloyds TSB Group PLC, (2), (3)	157,309

1,019	Signature Bank, (2)	124,379

19,519	Sumitomo Mitsui Financial Group	181,917

1,356	SVB Financial Group, (2)	152,184
	Total Commercial Banks	875,917

	Communications Equipment – 2.4%

38,254	Alcatel-Lucent, (2), (3)	153,003

24,113	Nokia Oyj, (2)	166,862
	Total Communications Equipment	319,865

Nuveen Investments	17

Nuveen Global Growth Fund (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	Computers & Peripherals – 1.3%

2,242	3D Systems Corporation, (2)	$174,271

	Construction Materials – 2.0%

1,929	Caesarstone Sdot- Yam Ltd.	87,422

2,408	Eagle Materials Inc.	189,630
	Total Construction Materials	277,052

	Diversified Consumer Services – 1.1%

7,539	LifeLock, Incorporated, (2)	153,871

	Diversified Financial Services – 1.1%

3,643	Investment AB Kinnevik, Class B Shares, (3)	142,785

	Diversified Telecommunication Services – 1.2%

6,881	Let’s Gowex SA	161,479

	Electrical Equipment – 4.7%

2,757	Generac Holdings Inc.	132,694

2,116	OSRAM Licht AG, (2), (3)	123,669

7,112	PowerSecure International, Inc., (2)	137,262

1,579	Rockwell Automation, Inc.	181,332

884	Solarcity Corporation, (2)	65,496
	Total Electrical Equipment	640,453

	Electronic Equipment & Instruments – 1.8%

19,000	Delta Electronics Inc., (3)	103,984

4,178	Trimble Navigation Limited, (2)	135,075
	Total Electronic Equipment & Instruments	239,059

	Food Products – 3.1%

8,215	Boulder Brands Inc., (2)	117,803

1,928	Hain Celestial Group Inc., (2)	177,164

5,397	WhiteWave Foods Company, (2)	130,661
	Total Food Products	425,628

	Health Care Equipment & Supplies – 3.6%

85,311	GI Dynamics Inc., (2), (3)	61,535

5,650	GN Store Nord A/S, (3)	134,177

4,580	Insulet Corporation, (2)	196,940

2,094	ResMed Inc.	91,319
	Total Health Care Equipment & Supplies	483,971

	Health Care Providers & Services – 1.1%

3,039	Catamaran Corporation, (2)	147,756

	Hotels, Restaurants & Leisure – 3.8%

18,000	Galaxy Entertainment Group Limited, (2), (3)	175,942

2,751	Las Vegas Sands	210,507

2,051	Whitbread PLC, (3)	126,292
	Total Hotels, Restaurants & Leisure	512,741

18	Nuveen Investments

Shares	Description (1)	Value

	Household Durables – 2.2%

1,081	Mohawk Industries Inc., (2)	$153,697

1,030	Whirlpool Corporation	137,299
	Total Household Durables	290,996

	Internet & Catalog Retail – 3.5%

1,088	ASOS PLC, (2), (3)	111,604

9,900	Ocado Group PLC, (2), (3)	84,943

1,100	Oisix Company Limited, (2), (3)	43,685

208	Priceline.com Incorporated, (2)	238,137
	Total Internet & Catalog Retail	478,369

	Internet Software & Services – 5.8%

38,567	Blinkx PLC, (2), (3)	80,580

4,335	Criteo SA, (2)	152,549

4,100	F@N Communications Inc., (3)	164,279

790	LinkedIn Corporation, Class A Shares, (2)	170,016

4,997	Opera Software ASA, (3)	68,319

2,200	Tencent Holdings Limited, WI/DD, (3)	154,100
	Total Internet Software & Services	789,843

	IT Services – 3.8%

2,231	Cancom SE, (3)	99,200

1,251	Visa Inc.	269,503

3,226	WireCard AG, (3)	140,999
	Total IT Services	509,702

	Leisure Equipment & Products – 0.9%

6,109	Samchuly Bicycle Company Limited, (3)	120,728

	Life Sciences Tools & Services – 0.6%

330	Eurofins Scientific, (3)	83,947

	Machinery – 1.4%

4,507	Arcam AB, (2), (3)	194,714

	Media – 7.1%

2,428	Discovery Communications Inc., Class A Shares, (2)	193,706

2,921	JC Decaux SA, (3)	124,564

5,115	Lions Gate Entertainment Corporation, Equity	165,368

7,462	Perform Group PLC, (2)	30,360

2,561	Rightmove PLC, (3)	106,558

4,138	SES SA, (3)	132,887

6,734	Twenty First Century Fox Inc., Class B Shares	210,370
	Total Media	963,813

Nuveen Investments	19

Nuveen Global Growth Fund (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 3.4%

15,067	BW LPG Limited, (2)	$167,412

11,000	Canacol Energy Limited, (2)	68,741

650	Pioneer Natural Resources Company	110,058

1,333	Range Resources Corporation	114,891
	Total Oil, Gas & Consumable Fuels	461,102

	Pharmaceuticals – 3.6%

4,359	Novo Nordisk AS, Class B	172,551

2,690	Shire plc, ADR, (3)	134,248

1,500	Sosei Group Corporation, (2), (3)	57,974

953	Valeant Pharmaceuticals International, (2)	129,265
	Total Pharmaceuticals	494,038

	Real Estate Management & Development – 3.4%

29,519	Foxtons Group PLC, (2), (3)	169,566

76,000	Global Logistic Properties Limited, WI/DD, (3)	166,343

4,000	Mitsui Fudosan Co., Ltd, (3)	126,317
	Total Real Estate Management & Development	462,226

	Road & Rail – 1.6%

445	Canadian Pacific Railway Limited	67,409

7,107	Swift Transportation Company, (2)	154,933
	Total Road & Rail	222,342

	Semiconductors & Equipment – 1.7%

8,413	ARM Holdings PLC, (3)	128,428

9,712	Rubicon Technology Inc., (2)	106,541
	Total Semiconductors & Equipment	234,969

	Software – 6.8%

106,371	Monitise PLC, (2), (3)	116,148

1,382	Open Text Corporation	136,680

2,705	ServiceNow Inc., (2)	171,578

1,566	Splunk Inc., (2)	120,629

2,456	Tableau Software Inc., Class A, (2)	198,494

1,132	Ultimate Software Group, Inc., (2)	184,776
	Total Software	928,305

	Specialty Retail – 0.4%

10,549	Howden Joinery Group PLC, (3)	59,406

	Textiles, Apparel & Luxury Goods – 1.6%

1,074	Adidas-Salomon AG, (3)	119,742

1,147	Michael Kors Holdings Limited, (2)	91,680
	Total Textiles, Apparel & Luxury Goods	211,422

20	Nuveen Investments

Shares	Description (1)			Value

	Trading Companies & Distributors – 1.5%

2,478	United Rentals Inc., (2)			$200,569

	Transportation Infrastructure – 1.0%

26,300	Airports of Thailand PCL, (3)			136,424

	Wireless Telecommunication Services – 1.8%

1,220	Millicom International Cellular SA, (3)			118,573

1,700	Softbank Corporation, (3)			123,074
	Total Wireless Telecommunication Services			241,647
	Total Long-Term Investments (cost $11,920,440)			13,253,679

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.5%

$753	Repurchase Agreement with State Street Bank, dated 1/31/14, repurchase price $752,856, collateralized by $715,000 U.S. Treasury Notes, 3.000%, due 2/28/17, value $772,200	0.000%	2/03/14	$752,856
	Total Short-Term Investments (cost $752,856)			752,856
	Total Investments (cost $12,673,296) – 103.1%			14,006,535
	Other Assets Less Liabilities – (3.1)%			(426,151)
	Net Assets – 100%			$13,580,384

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	21

Nuveen International Growth Fund

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 92.5%

	COMMON STOCKS – 92.5%

	Aerospace & Defense – 1.9%

1,324,000	AviChina Industry & Technology Company Limited, (3)	$775,204

22,548	European Aeronautic Defence & Space Company, (3)	1,597,419
	Total Aerospace & Defense	2,372,623

	Airlines – 1.7%

78,372	EasyJet PLC, (3)	2,116,802

	Automobiles – 1.4%

12,094	Daimler AG, (3)	1,010,161

161,000	Mazda Motor Corporation, (2), (3)	772,179
	Total Automobiles	1,782,340

	Biotechnology – 2.4%

19,654	Genmab AS, (2), (3)	782,527

44,010	Grifols SA	1,743,236

96,986	Mesoblast Limited, (2), (3)	499,125
	Total Biotechnology	3,024,888

	Capital Markets – 2.1%

147,000	Daiwa Securities Group Inc., (3)	1,363,337

49,028	Hargreaves Lansdown PLC, (3)	1,195,867
	Total Capital Markets	2,559,204

	Commercial Banks – 5.4%

437,713	Barclays PLC, (3)	1,954,060

87,785	Commerzbank AG, (2), (3)	1,486,016

920,595	Lloyds TSB Group PLC, (2), (3)	1,255,453

211,537	Sumitomo Mitsui Financial Group	1,971,525
	Total Commercial Banks	6,667,054

	Communications Equipment – 3.2%

505,427	Alcatel-Lucent, (2), (3)	2,021,542

279,775	Nokia Oyj, (2)	1,936,043
	Total Communications Equipment	3,957,585

	Construction & Engineering – 0.7%

82,000	Nichireki Company Limited, (3)	919,089

	Construction Materials – 2.3%

20,628	Caesarstone Sdot- Yam Ltd.	934,861

24,957	HeidelbergCement AG, (3)	1,852,291
	Total Construction Materials	2,787,152

22	Nuveen Investments

Shares	Description (1)	Value

	Diversified Financial Services – 1.2%

37,520	Investment AB Kinnevik, Class B Shares, (3)	$1,470,568

	Diversified Telecommunication Services – 1.0%

54,078	Let’s Gowex SA	1,269,069

	Electrical Equipment – 1.1%

22,261	OSRAM Licht AG, (2), (3)	1,301,034

	Electronic Equipment & Instruments – 0.7%

158,000	Delta Electronics Inc., (3)	864,710

	Food & Staples Retailing – 1.0%

16,200	Alimentation Couche-Tard B Shares	1,195,200

	Food Products – 1.0%

2,165,000	China Modern Dairy Holdings Limited, (2), (3)	715,173

829,000	Labixiaoxin Snacks Group Limited	533,888
	Total Food Products	1,249,061

	Health Care Equipment & Supplies – 0.9%

47,542	GN Store Nord A/S, (3)	1,129,037

	Health Care Providers & Services – 1.3%

10,583	Fresenius SE & Company KGaA, (3)	1,652,023

	Hotels, Restaurants & Leisure – 2.6%

230,000	Galaxy Entertainment Group Limited, WI/DD, (2), (3)	2,248,154

16,207	Whitbread PLC, (3)	997,955
	Total Hotels, Restaurants & Leisure	3,246,109

	Insurance – 2.0%

301,279	Just Retirement Group PLC, (2)	1,236,942

59,739	Prudential Corporation PLC, (3)	1,202,555
	Total Insurance	2,439,497

	Internet & Catalog Retail – 2.1%

11,869	ASOS PLC, (2), (3)	1,217,487

114,697	Ocado Group PLC, (2), (3)	984,108

8,500	Oisix Company Limited, (2), (3)	337,563
	Total Internet & Catalog Retail	2,539,158

	Internet Software & Services – 8.6%

8,906	Baidu.com, Inc., Sponsored ADR, (2)	1,393,789

412,233	Blinkx PLC, (2), (3)	861,295

43,929	Criteo SA, (2)	1,545,862

37,200	F@N Communications Inc., (3)	1,490,527

1,693	NHN Corporation, (3)	1,068,206

67,725	Oniva Online Group Europe AB, (2)	506,537

43,325	Opera Software ASA, (3)	592,337

Nuveen Investments	23

Nuveen International Growth Fund (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	Internet Software & Services (continued)

132,333	Telecity Group PLC, (3)	$1,551,159

18,500	Tencent Holdings Limited, WI/DD, (3)	1,295,839

168,220	UrtheCast Corporation, (2)	406,296
	Total Internet Software & Services	10,711,847

	IT Services – 4.4%

19,342	Cancom SE, (3)	860,030

31,200	Digital Garage Inc., (3)	833,657

60,586	Interxion Holdings NV, (2)	1,491,627

51,800	WireCard AG, (3)	2,264,023
	Total IT Services	5,449,337

	Leisure Equipment & Products – 0.9%

53,513	Samchuly Bicycle Company Limited, (3)	1,057,543

	Life Sciences Tools & Services – 1.2%

3,764	Eurofins Scientific, (3)	957,507

2,750	Siegfried Holdings AG, (3)	491,480
	Total Life Sciences Tools & Services	1,448,987

	Machinery – 6.0%

40,571	Arcam AB, (2), (3)	1,752,772

2,474	Burckhardt Compression Holding AG, (3)	1,114,379

130,000	Hiwin Technologies Corporation, (3)	1,176,739

35,300	JTEKT Corporation, (3)	519,728

15,883	Jungheinrich AG, (3)	1,156,181

34,500	Nabtesco Corporation, (3)	764,826

4,000	SMC Corporation, (3)	1,001,812
	Total Machinery	7,486,437

	Media – 5.3%

24,440	JC Decaux SA, (3)	1,042,230

80,200	Next Company Limited, (3)	784,014

79,893	Perform Group PLC, (2)	325,057

29,345	Rightmove PLC, (3)	1,220,983

20,743	Schibsted ASA, (3)	1,215,792

59,662	SES SA, (3)	1,915,978
	Total Media	6,504,054

	Oil, Gas & Consumable Fuels – 2.5%

139,459	BW LPG Limited, (2)	1,549,557

104,600	Canacol Energy Limited, (2)	653,662

22,100	Paramount Bed Company Limited, (2)	831,615
	Total Oil, Gas & Consumable Fuels	3,034,834

24	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals – 5.7%

80,442	BTG PLC, (2), (3)	$783,107

397,654	Evolva Holdings SA, (2)	583,334

51,060	Novo Nordisk A/S	2,021,210

36,377	Shire plc, ADR, (3)	1,815,446

10,800	Sosei Group Corporation, (2), (3)	417,413

10,834	Valeant Pharmaceuticals International, (2)	1,469,524
	Total Pharmaceuticals	7,090,034

	Professional Services – 0.8%

12,500	Nihon M&A Center Inc., (3)	1,038,068

	Real Estate Management & Development – 4.6%

310,735	Foxtons Group PLC, (2), (3)	1,784,955

649,000	Global Logistic Properties Limited, WI/DD, (3)	1,420,485

43,000	Mitsui Fudosan Co., Ltd, (3)	1,357,911

25,000	Sumitomo Realty & Development Company Limited, (3)	1,103,827
	Total Real Estate Management & Development	5,667,178

	Road & Rail – 1.4%

11,742	Canadian Pacific Railway Limited	1,778,678

	Semiconductors & Equipment – 3.6%

78,339	ARM Holdings PLC, (3)	1,195,882

97,213	CSR PLC, (3)	1,055,277

700,000	Epistar Corporation, (3)	1,555,566

40,636	Himax Technologies, Inc. ADR	594,911
	Total Semiconductors & Equipment	4,401,636

	Software – 2.5%

1,081,551	Monitise PLC, (2), (3)	1,180,964

11,630	Open Text Corporation	1,150,207

22,238	Xero Limited, (2), (3)	745,457
	Total Software	3,076,628

	Specialty Retail – 1.2%

95,000	Howden Joinery Group PLC, (3)	534,989

84,503	Sports Direct International, (2), (3)	946,997
	Total Specialty Retail	1,481,986

	Textiles, Apparel & Luxury Goods – 3.4%

11,595	Adidas-Salomon AG, (3)	1,292,743

108,000	Eclat Textile Company Limited, (3)	1,180,443

32,269	Luxottica Group SpA	1,696,381
	Total Textiles, Apparel & Luxury Goods	4,169,567

Nuveen Investments	25

Nuveen International Growth Fund (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)			Value

	Trading Companies & Distributors – 0.8%

79,660	Ashtead Group PLC, (3)			$1,032,084

	Transportation Infrastructure – 1.4%

218,500	Airports of Thailand PCL, (3)			1,133,409

30,700	Japan Airport Terminal Company, (3)			615,185
	Total Transportation Infrastructure			1,748,594

	Water Utilities – 0.7%

1,588,000	Beijing Enterprises Water Group, (3)			892,614

	Wireless Telecommunication Services – 1.5%

10,726	Millicom International Cellular SA, (3)			1,042,481

12,000	Softbank Corporation, (3)			868,761
	Total Wireless Telecommunication Services			1,911,242
	Total Long-Term Investments (cost $108,233,760)			114,523,551

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.5%

$6,786	Repurchase Agreement with State Street Bank, dated 1/31/14, repurchase price $6,785,985, collateralized by $6,410,000 U.S. Treasury Notes, 3.000%, due 2/28/17, value $6,922,800	0.000%	2/03/14	$6,785,985
	Total Short-Term Investments (cost $6,785,985)			6,785,985
	Total Investments (cost $115,019,745) – 98.0%			121,309,536
	Other Assets Less Liabilities – 2.0%			2,534,457
	Net Assets – 100%			$123,843,993

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of

Assets and Liabilities	January 31, 2014 (Unaudited)

	Global Growth	International Growth
Assets
Long-term investments, at value (cost $11,920,440 and $108,233,760, respectively)	$13,253,679	$114,523,551
Short-term investments, at value (cost approximates value)	752,856	6,785,985
Cash denominated in foreign currencies (cost $538 and $—, respectively)	536	—
Receivable for:
Dividends and interest	450	3,951
Investments sold	397,882	6,239,988
Reclaims	331	5,781
Shares sold	152,013	5,172,123
Other assets	16,773	10,245
Total assets	14,574,520	132,741,624
Liabilities
Payable for:
Investments purchased	910,973	8,668,497
Shares redeemed	13,944	86,050
Accrued expenses:
Management fees	10,863	73,976
Trustees fees	94	710
12b-1 distribution and service fees	2,307	10,819
Other	55,955	57,579
Total liabilities	994,136	8,897,631
Net assets	$13,580,384	$123,843,993
Class A Shares
Net assets	$5,710,460	$40,454,621
Shares outstanding	169,941	1,004,108
Net asset value (“NAV”) per share	$33.60	$40.29
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$35.65	$42.75
Class C Shares
Net assets	$1,108,805	$3,620,041
Shares outstanding	34,465	92,321
NAV and offering price per share	$32.17	$39.21
Class R3 Shares
Net assets	$603,426	$750,064
Shares outstanding	18,219	18,718
NAV and offering price per share	$33.12	$40.07
Class I Shares
Net assets	$6,157,693	$79,019,267
Shares outstanding	180,628	1,951,807
NAV and offering price per share	$34.09	$40.49
Net assets consist of:
Capital paid-in	$12,054,645	$116,905,648
Undistributed (Over-distribution of) net investment income	(56,876)	(556,383)
Accumulated net realized gain (loss)	249,729	1,206,904
Net unrealized appreciation (depreciation)	1,332,886	6,287,824
Net assets	$13,580,384	$123,843,993
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of

Operations	Six Months Ended January 31, 2014 (Unaudited)

	Global Growth	International Growth
Dividend and Interest Income (net of foreign tax withheld of $508 and $5,317, respectively)	$12,494	$108,157
Expenses
Management fees	35,428	259,567
12b-1 service fees – Class A	3,394	25,291
12b-1 distribution and service fees – Class C	3,205	5,486
12b-1 distribution and service fees – Class R3	1,434	1,778
Shareholder servicing agent fees and expenses	3,503	13,117
Custodian fees and expenses	46,442	80,449
Trustees fees and expenses	126	900
Professional fees	14,733	14,406
Shareholder reporting expenses	6,072	9,133
Federal and state registration fees	26,377	35,455
Other expenses	2,817	3,107
Total expenses before fee waiver/expense reimbursement	143,531	448,689
Fee waiver/expense reimbursement	(84,912)	(45,504)
Net expenses	58,619	403,185
Net investment income (loss)	(46,125)	(295,028)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	431,876	3,187,860
Change in net unrealized appreciation (depreciation) of investments and foreign currency	810,048	3,134,935
Net realized and unrealized gain (loss)	1,241,924	6,322,795
Net increase (decrease) in net assets from operations	$1,195,799	$6,027,767

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Global Growth		International Growth
	Six Months Ended 1/31/14	Year Ended 7/31/13	Six Months Ended 1/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$(46,125)	$(11,186)	$(295,028)	$73,019
Net realized gain (loss) from investments and foreign currency	431,876	367,144	3,187,860	5,321,059
Change in net unrealized appreciation (depreciation) of investments and foreign currency	810,048	378,080	3,134,935	1,788,411
Net increase (decrease) in net assets from operations	1,195,799	734,038	6,027,767	7,182,489
Distributions to Shareholders
From net investment income:
Class A	—	—	(110,713)	(3,250)
Class C	—	—	—	—
Class R3	—	—	(965)	(256)
Class I	—	—	(276,756)	(111,520)
From accumulated net realized gains:
Class A	(188,151)	(483)	(497,765)	—
Class C	(48,638)	(332)	(31,073)	—
Class R3	(28,060)	(646)	(13,122)	—
Class I	(234,787)	(1,943)	(825,124)	—
Decrease in net assets from distributions to shareholders	(499,636)	(3,404)	(1,755,518)	(115,026)
Fund Share Transactions
Proceeds from sale of shares	7,855,690	3,191,330	92,059,400	9,914,702
Proceeds from shares issued to shareholders due to reinvestment of distributions	499,636	3,404	1,749,941	115,010
	8,355,326	3,194,734	93,809,341	10,029,712
Cost of shares redeemed	(1,108,772)	(101,065)	(9,036,056)	(2,828,558)
Net increase (decrease) in net assets from Fund share transactions	7,246,554	3,093,669	84,773,285	7,201,154
Net increase (decrease) in net assets	7,942,717	3,824,303	89,045,534	14,268,617
Net assets at the beginning of period	5,637,667	1,813,364	34,798,459	20,529,842
Net assets at the end of period	$13,580,384	$5,637,667	$123,843,993	$34,798,459
Undistributed (Over-distribution of) net investment income at the end of period	$(56,876)	$(10,751)	$(556,383)	$127,079

See accompanying notes to financial statements.

Nuveen Investments	29

Financial

Highlights (Unaudited)

Global Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/09)
2014(f)	$29.62	$(.20)	$5.80	$5.60	$—	$(1.62)	$(1.62)	$33.60
2013	22.68	(.14)	7.12	6.98	—	(.04)	(.04)	29.62
2012	29.61	(.07)	(2.78)	(2.85)	—	(4.08)	(4.08)	22.68
2011	25.80	(.03)	6.35	6.32	—	(2.51)	(2.51)	29.61
2010	24.15	(.03)	3.28	3.25	—	(1.60)	(1.60)	25.80
2009(d)	20.00	.03	4.12	4.15	—	—	—	24.15
Class C (4/09)
2014(f)	28.53	(.30)	5.56	5.26	—	(1.62)	(1.62)	32.17
2013	22.01	(.30)	6.86	6.56	—	(.04)	(.04)	28.53
2012	29.07	(.23)	(2.75)	(2.98)	—	(4.08)	(4.08)	22.01
2011	25.54	(.24)	6.28	6.04	—	(2.51)	(2.51)	29.07
2010	24.10	(.22)	3.26	3.04	—	(1.60)	(1.60)	25.54
2009(d)	20.00	(.01)	4.11	4.10	—	—	—	24.10
Class R3 (4/09)
2014(f)	29.26	(.22)	5.70	5.48	—	(1.62)	(1.62)	33.12
2013	22.46	(.18)	7.02	6.84	—	(.04)	(.04)	29.26
2012	29.43	(.14)	(2.75)	(2.89)	—	(4.08)	(4.08)	22.46
2011	25.71	(.10)	6.33	6.23	—	(2.51)	(2.51)	29.43
2010	24.14	(.09)	3.26	3.17	—	(1.60)	(1.60)	25.71
2009(d)	20.00	.02	4.12	4.14	—	—	—	24.14
Class I (4/09)
2014(f)	30.00	(.14)	5.85	5.71	—	(1.62)	(1.62)	34.09
2013	22.91	(.05)	7.18	7.13	—	(.04)	(.04)	30.00
2012	29.79	(.03)	(2.77)	(2.80)	—	(4.08)	(4.08)	22.91
2011	25.88	.04	6.38	6.42	—	(2.51)	(2.51)	29.79
2010	24.17	.04	3.27	3.31	—	(1.60)	(1.60)	25.88
2009(d)	20.00	.05	4.12	4.17	—	—	—	24.17

30	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

19.05%	$5,710	3.08	%*	(2.83)%*	1.42	%*	(1.17)%*	87%
30.85	1,032	10.14		(9.24)	1.42		(.52)	218
(8.43)	68	6.00		(4.85)	1.43		(.28)	150
24.96	428	5.81		(4.49)	1.43		(.10)	143
13.50	343	3.88		(2.55)	1.44		(.11)	136
20.75	302	5.88	*	(3.91)*	1.45	*	.53 *	37

18.62	1,109	3.98	*	(3.71)*	2.17	*	(1.90)*	87
29.83	361	10.03		(9.05)	2.17		(1.19)	218
(9.10)	164	7.04		(5.85)	2.18		(.99)	150
24.02	421	6.56		(5.23)	2.18		(.85)	143
12.67	339	4.63		(3.30)	2.19		(.86)	136
20.50	301	6.64	*	(4.66)*	2.20	*	(.23 )*	37

18.88	603	3.92	*	(3.59)*	1.67	*	(1.34)*	87
30.48	508	9.16		(8.18)	1.67		(.69)	218
(8.63)	389	6.94		(5.85)	1.68		(.59)	150
24.63	426	6.06		(4.74)	1.68		(.35)	143
13.26	342	4.13		(2.80)	1.69		(.36)	136
20.65	302	6.14	*	(4.16)*	1.70	*	.28 *	37

19.18	6,158	3.29	*	(2.98)*	1.17	*	(.86 )*	87
31.15	3,738	9.13		(8.16)	1.17		(.20)	218
(8.18)	1,192	7.54		(6.50)	1.18		(.14)	150
25.23	430	5.56		(4.24)	1.18		.15	143
13.79	344	3.63		(2.30)	1.19		.14	136
20.85	302	5.64	*	(3.66)*	1.20	*	.78 *	37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	31

Financial Highlights (Unaudited) (continued)

International Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/09)
2014(f)	$34.98	$(.23)	$6.40	$6.17	$(.14)	$(.72)	$(.86)	$40.29
2013	26.34	.10	8.62	8.72	(.08)	—	(.08)	34.98
2012	31.33	(.05)	(4.84)	(4.89)	(.09)	(.01)	(.10)	26.34
2011	26.95	.10	6.61	6.71	—	(2.33)	(2.33)	31.33
2010	25.09	(.05)	4.31	4.26	—	(2.40)	(2.40)	26.95
2009(d)	20.00	.07	5.02	5.09	—	—	—	25.09
Class C (4/09)
2014(f)	34.07	(.39)	6.25	5.86	—	(.72)	(.72)	39.21
2013	25.78	(.18)	8.47	8.29	—	—	—	34.07
2012	30.75	(.25)	(4.71)	(4.96)	—	(.01)	(.01)	25.78
2011	26.69	(.19)	6.58	6.39	—	(2.33)	(2.33)	30.75
2010	25.04	(.25)	4.30	4.05	—	(2.40)	(2.40)	26.69
2009(d)	20.00	.03	5.01	5.04	—	—	—	25.04
Class R3 (4/09)
2014(f)	34.77	(.23)	6.30	6.07	(.05)	(.72)	(.77)	40.07
2013	26.19	(.06)	8.65	8.59	(.01)	—	(.01)	34.77
2012	31.13	(.10)	(4.81)	(4.91)	(.02)	(.01)	(.03)	26.19
2011	26.86	(.05)	6.65	6.60	—	(2.33)	(2.33)	31.13
2010	25.08	(.12)	4.30	4.18	—	(2.40)	(2.40)	26.86
2009(d)	20.00	.06	5.02	5.08	—	—	—	25.08
Class I (4/09)
2014(f)	35.18	(.16)	6.42	6.26	(.23)	(.72)	(.95)	40.49
2013	26.49	.09	8.75	8.84	(.15)	—	(.15)	35.18
2012	31.52	— *	(4.85)	(4.85)	(.17)	(.01)	(.18)	26.49
2011	27.04	.33	6.48	6.81	—	(2.33)	(2.33)	31.52
2010	25.11	.01	4.32	4.33	—	(2.40)	(2.40)	27.04
2009(d)	20.00	.08	5.03	5.11	—	—	—	25.11

32	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

17.66%	$40,455	1.56	%**	(1.27	)%**	1.42	%**	(1.13	)%**	141%
33.17	7,056	1.93		(.20)		1.42		.31		358
(15.58)	906	1.65		(.42)		1.43		(.19)		246
25.16	1,402	3.38		(1.63)		1.43		.32		200
17.42	368	4.70		(3.47)		1.44		.20		185
25.35	314	6.07	**	(3.41	)**	1.45	**	1.22	**	49

17.23	3,620	2.29	**	(2.11	)**	2.17	**	(1.99	)**	141
32.20	144	2.70		(1.14)		2.17		(.61)		358
(16.16)	54	2.43		(1.22)		2.18		(.97)		246
24.20	453	4.85		(3.32)		2.18		(.65)		200
16.57	365	5.45		(4.21)		2.19		(.95)		185
25.10	313	6.82	**	(4.16	)**	2.20	**	.46	**	49

17.52	750	1.83	**	(1.35	)**	1.67	**	(1.19	)**	141
32.83	624	2.22		(.77)		1.67		(.21)		358
(15.79)	463	1.89		(.61)		1.68		(.39)		246
24.86	458	4.35		(2.82)		1.68		(.15)		200
17.14	367	4.95		(3.71)		1.69		(.45)		185
25.25	313	6.33	**	(3.66	)**	1.70	**	.97	**	49

17.81	79,019	1.31	**	(.94	)**	1.17	**	(.80	)**	141
33.48	26,975	1.72		(.26)		1.17		.29		358
(15.36)	19,107	1.39		(.20)		1.18		.01		246
25.46	28,697	2.05		.20		1.18		1.07		200
17.70	369	4.45		(3.22)		1.19		.05		185
25.45	314	5.83	**	(3.30	)**	1.20	**	1.33	**	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2014.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Growth Fund (“Global Growth”) and Nuveen International Growth Fund (“International Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Global Growth’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. and non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 25% of its net assets in companies located in emerging market countries. The Fund will invest at least 40% of its net assets in non-U.S. equity securities.

International Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large capitalizations. The Fund may invest up to 30% of its net assets in companies located in emerging market countries.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to marke fluctuation during the period. The Funds have instructed the custodian to earmark securities in the Fund’s portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of January 31, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Global Growth	International Growth
Outstanding when-issued/delayed delivery purchase commitments	$62,350	$1,295,111

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

34	Nuveen Investments

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. As of January 31, 2014, the Funds were not invested in any portfolio securities or derivatives, other than repurchase agreements further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Nuveen Investments	35

Notes to Financial Statements (Unaudited) (continued)

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$8,471,218	$4,782,461	$—	$13,253,679
Short-Term Investments:
Repurchase Agreements	—	752,856	—	752,856
Total	$8,471,218	$5,535,317	$—	$14,006,535

36	Nuveen Investments

International Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$28,819,011	$85,704,540	$—	$114,523,551
Short-Term Investments:
Repurchase Agreements	—	6,785,985	—	6,785,985
Total	$28,819,011	$92,490,525	$—	$121,309,536
*	Refer to the Fund’s Portfolio of Investments for industry classifications and a breakdown of Common Stocks classified as Level 2.

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Global Growth
Common Stocks	$—	$(1,807,817)	$1,807,817	$—	$—	$—
International Growth
Common Stocks	—	(27,461,764)	27,461,764	—	—	—

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in

Nuveen Investments	37

Notes to Financial Statements (Unaudited) (continued)

foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Each Fund may invest in non-U.S. securities. As of January 31, 2014, the Funds’ investments in non-U.S. securities were as follows:

Global Growth	Value	% of Net Assets
Country:
United Kingdom	$1,471,324	10.8%
Japan	783,577	5.8
France	645,340	4.8
Germany	483,609	3.6
Canada	402,094	3.0
Sweden	337,499	2.5
Denmark	306,728	2.3
Spain	302,134	2.2
Luxembourg	251,462	1.9
Norway	235,731	1.7
Other Countries	1,164,732	8.4
Total non-U.S. securities	$6,384,230	47.0%

International Growth
Country:
United Kingdom	$26,449,423	21.4%
Japan	16,159,423	13.0
Germany	12,874,503	10.4
Canada	7,485,181	6.0
France	7,164,559	5.8
Taiwan	5,372,369	4.3
China	5,072,619	4.1
Denmark	3,932,774	3.2
Sweden	3,729,876	3.0
Norway	3,357,686	2.7
Other Countries	22,925,139	18.6
Total non-U.S. securities	$114,523,552	92.5%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased and options written, when applicable, are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased and options written are recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts, futures, options purchased and options written,” respectively, on the Statement of Operations, when applicable.

38	Nuveen Investments

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Growth	State Street Bank	$752,856	$(752,856)	$—
International Growth	State Street Bank	6,785,985	(6,785,985)	—
*	As of January 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	39

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Global Growth
	Six Months Ended 1/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	155,794	$5,281,554	31,796	$838,084
Class C	23,025	750,787	6,387	160,332
Class R3	—	—	—	—
Class I	53,105	1,823,349	75,079	2,192,914
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,763	188,151	20	483
Class C	1,554	48,638	14	332
Class R3	872	28,060	27	646
Class I	7,091	234,787	79	1,943
	247,204	8,355,326	113,402	3,194,734
Shares redeemed:
Class A	(26,436)	(884,756)	(7)	(163)
Class C	(2,763)	(85,597)	(1,198)	(31,977)
Class R3	—	—	—	—
Class I	(4,168)	(138,419)	(2,592)	(68,925)
	(33,367)	(1,108,772)	(3,797)	(101,065)
Net increase (decrease)	213,837	$7,246,554	109,605	$3,093,669

	International Growth
	Six Months Ended 1/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	942,597	$37,749,956	195,326	$6,628,123
Class C	88,320	3,510,326	2,149	70,742
Class R3	646	26,191	511	15,903
Class I	1,235,722	50,772,927	101,639	3,199,934
Shares issued to shareholders due to reinvestment of distributions:
Class A	14,975	602,977	109	3,234
Class C	800	31,073	—	—
Class R3	354	14,087	9	256
Class I	27,130	1,101,804	3,750	111,520
	2,310,544	93,809,341	303,493	10,029,712
Shares redeemed:
Class A	(155,167)	(6,016,095)	(28,122)	(946,759)
Class C	(1,031)	(40,318)	—	—
Class R3	(215)	(8,829)	(272)	(7,644)
Class I	(77,820)	(2,970,814)	(59,854)	(1,874,155)
	(234,233)	(9,036,056)	(88,248)	(2,828,558)
Net increase (decrease)	2,076,311	$84,773,285	215,245	$7,201,154

5. Investment Transactions

Purchases and sales (excluding short-term investments, where applicable) during the six months ended January 31, 2014, were as follows:

	Global Growth	International Growth
Purchases	$14,285,371	$162,016,276
Sales	7,198,114	86,613,876

40	Nuveen Investments

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of January 31, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Global Growth	International Growth
Cost of investments	$12,687,897	$115,189,639
Gross unrealized:
Appreciation	$1,494,180	$8,868,237
Depreciation	(175,542)	(2,748,340)
Net unrealized appreciation (depreciation) of investments	$1,318,638	$6,119,897

Permanent differences, primarily due to foreign currency reclassifications, adjustments for passive foreign investment companies and net operating losses, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2013, the Funds’ last tax year end, as follows:

	Global Growth	International Growth
Capital paid-in	$—	$70,612
Undistributed (Over-distribution of) net investment income	7,106	178,268
Accumulated net realized gain (loss)	(7,106)	(248,880)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Funds’ last tax year end, were as follows:

	Global Growth	International Growth
Undistributed net ordinary income[1]	$193,686	$270,141
Undistributed net long-term capital gains	127,650	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2013, was designated for purposes of the dividends paid deduction as follows:

	Global Growth	International Growth
Distributions from net ordinary income[1]	$—	$115,026
Distributions from net long-term capital gains	3,404	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Nuveen Investments	41

Notes to Financial Statements (Unaudited) (continued)

As of July 31, 2013, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by the Fund, while the losses subject to expiration are considered short-term:

International Growth
Not subject to expiration:
Short-term losses	$592,044
Long-term losses	—
Total	$592,044

During the Funds’ last tax year ended July 31, 2013, the following Fund utilized capital loss carryforwards as follows:

International Growth
Utilized capital loss carryforwards	$3,664,725

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Global Growth Fund-Level Fee Rate	International Growth Fund-Level Fee Rate
For the first $125 million	.6500%	.6500%
For the next $125 million	.6375	.6375
For the next $250 million	.6250	.6250
For the next $500 million	.6125	.6125
For the next $1 billion	.6000	.6000
For net assets over $2 billion	.5750	.5750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2014, the complex-level fee rate for each of these Funds was .1679%.

42	Nuveen Investments

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Global Growth	1.200%	November 30, 2014	1.450%
International Growth	1.200	November 30, 2014	1.450

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended January 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Growth	International Growth
Sales charges collected	$22,325	$86,243
Paid to financial intermediaries	19,807	76,379

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended January 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Growth	International Growth
Commission advances	$4,938	$33,386

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2014, the Distributor retained such 12b-1 fees as follows:

	Global Growth	International Growth
12b-1 fees retained	$641	$3,707

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2014, as follows:

	Global Growth	International Growth
CDSC retained	$—	$—

As of January 31, 2014, Nuveen owned shares of the Funds as follows:

	Global Growth	International Growth
Class A Shares	2,461	—
Class C Shares	—	2,122
Class R3 Shares	18,219	15,020
Class I Shares	51,258	27,775

Nuveen Investments	43

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

44	Nuveen Investments

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI World Index: A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Net Assets Value (NAV) per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Nuveen Investments	45

Notes

46	Nuveen Investments

Notes

Nuveen Investments	47

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $221 billion as of December 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NAM2-0114P

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report January 31, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Winslow Large-Cap Growth Fund	NWCAX	NWCCX	NWCRX	NWCFX	NVLIX

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Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

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If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe’s improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve’s decision to slow down its bond buying program beginning in January 2014, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 25, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Winslow Large-Cap Growth Fund

This Fund is available for investment only for “traditional institutional investors” such as (a) Taft-Hartley plans, endowments and foundations, public and corporate plans and qualified institutional buyers, and (b) other institutional investors with an initial purchase of at least $5 million, and to defined contribution plans in the form of Class A, R3 and R6 Shares. Class A, Class C and Class I Shares are also available to retail customers of certain broker-dealers.

The Nuveen Winslow Large-Cap Growth Fund features management by Winslow Capital Management LLC (Winslow Capital), an affiliate of Nuveen Investments. The Fund’s portfolio is managed by a team led by Clark J. Winslow, who has served as Chief Executive Officer (CEO) and a portfolio manager at Winslow Capital since 1992. Other portfolio managers include Justin H. Kelly, CFA, and Patrick M. Burton, CFA. Here they discuss their management strategy and the performance of the Fund for the six-month reporting period ended January 31, 2014.

How did the Fund perform during the six-month reporting period ended January 31, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the six-month, one-year and since inception periods ended January 31, 2014. The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell 1000® Growth Index and the Lipper classification average. A more detailed account of the Fund’s performance is provided later in this report.

What strategies were used to manage the Fund during the six-month reporting period ended January 31, 2013? How did these strategies influence performance?

The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. In assembling the Fund’s portfolio, we believe that investing in companies with above average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings growth rate for an issue is also important in selecting a stock. We focus on companies that we believe can deliver attractive future annual earnings growth with rising return on invested capital and positive cash flow.

Our investment philosophy is grounded in fundamental research. The majority of our analytical work is performed internally by our investment principals. We select stocks using a bottom-up approach and position our portfolio decision-makers as close as possible to the source of fundamental information, whether that source is from within the company, its suppliers or competitors.

The reporting period was strong for U.S. equities. There was some volatility within the equity markets on the news of the modest level of the Federal Reserve’s (Fed) tapering ($10 billion per month), coupled with improving macroeconomic data. However in January, the market dipped as the December 2013 payroll data undermined previous confidence in U.S. growth.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

During the reporting period, the top performing sectors on a relative basis were information technology and consumer staples. Within information technology, stock selection drove the positive relative performance, while a modest underweight detracted slightly. In consumer staples, our underweight to the benchmark was the main driver of positive relative performance, while stock selection also contributed. Top relative performers in information technology included cloud-computing provider Salesforce.com, Inc. and social networking site Facebook, Inc.

The bottom performing sectors for the reporting period included industrials and energy, with overall stock selection being the main driver of underperformance. In the industrials sector, maintenance, repair and operations supplier W.W. Grainger, Inc. was the largest detractor. Within the energy sector, detractors included oil and natural gas firm EOG Resources, Inc. which was sold, and oil and gas producer Noble Energy, Inc.

Several individual positions contributed to performance. Online travel company priceline.com Incorporated was among the top contributors to relative performance. The stock responded to strong earnings growth driven by increasing mobile usage, the economic recovery in Europe and improving economies of scale, particularly in customer acquisition costs.

Social networking service provider Facebook, also a top contributor, recently reported an outstanding quarter. In addition, cloud computing provider saleforce.com was a top contributor, benefiting from the strength of the market in cloud computing and reporting strong results.

Those positions that detracted from performance included clothing retailer Ralph Lauren Corporation. The company was a detractor to relative performance after weak sales across domestic department stores and lower than expected growth in their key Asian markets.

Also detracting from performance was ULTA Salon, Cosmetics & Fragrance, Inc., a beauty retailer, which underperformed with slightly disappointing third quarter results and disappointing guidance for the remainder of 2014.

Lastly, F5 Networks, Inc., a networking products provider, underperformed during the reporting period and was sold on the concern that heated competition may blunt growth.

We added several positions throughout the reporting period. Wynn Resorts Ltd, a destination casino resort company, was purchased, with new casinos expected to expand profits by 50%. The stock was one of the top contributors during the reporting period. ServiceNow Inc., a cloud based service provider was purchased during the reporting period with good prospects as a service company.

Positions which were sold during the reporting period, included health care product company Abbott Laboratories. Athletic clothing retailer Lululemon Athletica Inc. was also sold as research indicated brand weakness and a potential growth slowdown.

6	Nuveen Investments

Risk

Considerations

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

These and other risk considerations, such as currency, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.

Nuveen Investments	7

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8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown on the following page.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Winslow Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of January 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	13.51%	26.06%	18.75%
Class A Shares at maximum Offering Price	6.98%	18.81%	17.27%
Russell 1000® Growth Index**	10.15%	24.35%	19.76%
Lipper Large-Cap Growth Funds Classification Average**	11.89%	24.88%	18.23%

Class C Shares	13.07%	25.15%	17.86%
Class R3 Shares	13.34%	25.73%	18.45%
Class R6 Shares	13.72%	N/A	23.86%
Class I Shares	13.67%	26.40%	19.04%

Average Annual Total Returns as of December 31, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception*
Class A Shares at NAV	22.66%	35.99%	19.81%
Class A Shares at maximum Offering Price	15.60%	28.17%	18.29%
Class C Shares	22.21%	34.97%	18.92%
Class R3 Shares	22.51%	35.62%	19.51%
Class R6 Shares	22.82%	N/A	27.12%
Class I Shares	22.82%	36.31%	20.11%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

10	Nuveen Investments

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.12%	1.87%	1.38%	0.76%	0.87%
Net Expense Ratios	1.04%	1.79%	1.29%	0.68%	0.79%
The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.82% (1.25% after November 30, 2014) of the average daily net assets of any class of Fund shares adjusted downward for Class R6 for savings resulting from the sub-transfer agent and similar fees that are not charged to R6 Shares. The expense limitation expiring November 30, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

N/A	Not Applicable

*	Since inception returns for Class A, C, R3 and I Shares are from 5/15/09. Since inception returns for Class R6 Shares are cumulative from 3/25/13.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	11

Holding

Summaries January 31, 2014

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Winslow Large-Cap Growth Fund

Fund Allocation (% of net assets)

Common Stocks	98.7%
Short-Term Investments	0.4%
Other Assets Less Liabilities	0.9%

Portfolio Composition (% of net assets)

Biotechnology	12.2%
Internet Software & Services	9.4%
IT Services	6.7%
Internet & Catalog Retail	6.6%
Media	5.5%
Hotels, Restaurants & Leisure	5.0%
Software	4.6%
Road & Rail	4.0%
Chemicals	3.9%
Capital Markets	3.8%
Textiles, Apparel & Luxury Goods	3.1%
Aerospace & Defense	3.0%
Specialty Retail	2.9%
Industrial Conglomerates	2.7%
Computers & Peripherals	2.3%
Oil, Gas & Consumable Fuels	2.2%
Food & Staples Retailing	2.1%
Semiconductors & Equipment	2.1%
Other Industries	16.6%
Short-Term Investments	0.4%
Other Assets Less Liabilities	0.9%

Top Five Common Stock Holdings (% of net assets)

Google Inc., Class A	4.6%
Union Pacific Corporation	4.0%
Visa Inc.	3.8%
priceline.com Incorporated	3.5%
Amazon.com, Inc.	2.9%

12	Nuveen Investments

Expense

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance					Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	R6 Shares	I Shares	A Shares	C Shares	R3 Shares	R6 Shares	I Shares
Beginning Account Value (8/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/14)	$1,135.10	$1,130.70	$1,133.40	$1,137.20	$1,136.70	$1,019.96	$1,016.18	$1,018.70	$1,021.78	$1,021.22
Expenses Incurred During Period	$5.59	$9.61	$6.94	$3.66	$4.25	$5.30	$9.10	$6.56	$3.47	$4.02

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.04%, 1.79%, 1.29%, .68% and .79% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	13

Nuveen Winslow Large-Cap Growth Fund

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.7%

	COMMON STOCKS – 98.7%

	Aerospace & Defense – 3.0%

83,800	Precision Castparts Corporation	$21,348,050

139,120	United Technologies Corporation	15,862,462
	Total Aerospace & Defense	37,210,512

	Airlines – 0.8%

311,400	Delta Air Lines, Inc.	9,531,954

	Auto Components – 1.2%

267,420	BorgWarner Inc.	14,360,454

	Automobiles – 0.1%

7,700	Tesla Motors Inc., (2)	1,396,857

	Biotechnology – 12.2%

124,600	Alexion Pharmaceuticals Inc., (2)	19,777,758

206,700	Amgen Inc.	24,586,965

99,700	Biogen Idec Inc., (2)	31,170,208

233,400	Celgene Corporation, (2)	35,460,462

339,900	Gilead Sciences, Inc., (2)	27,412,935

153,100	Incyte Pharmaceuticals Inc., (2)	10,031,112
	Total Biotechnology	148,439,440

	Capital Markets – 3.8%

71,610	BlackRock Inc.	21,516,657

450,100	Charles Schwab Corporation	11,171,482

483,200	Morgan Stanley	14,259,232
	Total Capital Markets	46,947,371

	Chemicals – 3.9%

126,440	Ecolab Inc.	12,712,278

333,082	Monsanto Company	35,489,887
	Total Chemicals	48,202,165

	Communications Equipment – 1.4%

230,740	QUALCOMM, Inc.	17,125,523

	Computers & Peripherals – 2.3%

56,500	Apple, Inc.	28,283,900

	Consumer Finance – 1.2%

173,100	American Express Company	14,716,962

14	Nuveen Investments

Shares	Description (1)	Value

	Diversified Financial Services – 1.0%

213,000	JPMorgan Chase & Co.	$11,791,680

	Energy Equipment & Services – 1.7%

240,200	Schlumberger Limited	21,034,314

	Food & Staples Retailing – 2.1%

106,520	Costco Wholesale Corporation	11,968,587

203,500	CVS Caremark Corporation	13,781,020
	Total Food & Staples Retailing	25,749,607

	Health Care Providers & Services – 1.8%

225,300	Catamaran Corporation, (2)	10,954,086

63,400	McKesson HBOC Inc.	11,057,594
	Total Health Care Providers & Services	22,011,680

	Health Care Technology – 1.2%

259,220	Cerner Corporation, (2)	14,747,026

	Hotels, Restaurants & Leisure – 5.0%

15,375	Chipotle Mexican Grill, (2)	8,486,385

507,600	Hilton Worldwide Holdings Inc., (2)	10,989,540

427,880	Starbucks Corporation	30,430,826

50,400	Wynn Resorts Ltd	10,957,968
	Total Hotels, Restaurants & Leisure	60,864,719

	Industrial Conglomerates – 2.7%

436,960	Danaher Corporation	32,505,454

	Internet & Catalog Retail – 6.6%

100,360	Amazon.com, Inc., (2)	35,998,128

36,870	priceline.com Incorporated, (2)	42,212,094

32,900	TripAdvisor Inc., (2)	2,539,551
	Total Internet & Catalog Retail	80,749,773

	Internet Software & Services – 9.4%

96,500	Baidu Inc., ADR, (2)	15,102,250

132,300	eBay Inc., (2)	7,038,360

397,000	Facebook Inc., Class A , (2)	24,840,290

47,300	Google Inc., Class A, (2)	55,859,881

56,200	LinkedIn Corporation, Class A, (2)	12,094,802
	Total Internet Software & Services	114,935,583

	IT Services – 6.7%

155,900	Cognizant Technology Solutions Corporation, Class A, (2)	15,109,828

264,050	MasterCard, Inc.	19,983,304

214,510	Visa Inc.	46,211,889
	Total IT Services	81,305,021

Nuveen Investments	15

Nuveen Winslow Large-Cap Growth Fund (continued)

Portfolio of Investments January 31, 2014 (Unaudited)

Shares	Description (1)	Value

	Media – 5.5%

260,200	CBS Corporation, Class B	$15,278,944

130,200	Liberty Global PLC Class A, (2)	10,406,886

60,900	Liberty Global PLC Class C, (2)	4,831,197

708,400	Twenty First Century Fox Inc., Class A	22,541,288

190,400	Walt Disney Company	13,824,944
	Total Media	66,883,259

	Multiline Retail – 1.3%

281,300	Dollar General Corporation, (2)	15,842,816

	Oil, Gas & Consumable Fuels – 2.2%

214,800	Noble Energy, Inc.	13,388,484

151,400	Range Resources Corporation	13,049,166
	Total Oil, Gas & Consumable Fuels	26,437,650

	Personal Products – 1.0%

173,600	Estee Lauder Companies Inc., Class A	11,933,264

	Pharmaceuticals – 1.2%

475,900	Zoetis Incorporated	14,448,324

	Real Estate Investment Trust – 1.3%

202,560	American Tower Corporation, REIT	16,383,053

	Road & Rail – 4.0%

280,100	Union Pacific Corporation	48,804,624

	Semiconductors & Equipment – 2.1%

633,200	Applied Materials, Inc.	10,650,424

324,100	ARM Holdings PLC ADR	14,931,287
	Total Semiconductors & Equipment	25,581,711

	Software – 4.6%

568,400	Salesforce.com, Inc., (2)	34,405,252

129,600	ServiceNow Inc., (2)	8,220,528

69,300	Splunk Inc., (2)	5,338,179

90,125	Workday Inc., Class A, (2)	8,069,793
	Total Software	56,033,752

	Specialty Retail – 2.9%

296,400	Lowe’s Companies, Inc.	13,720,356

166,800	Ross Stores, Inc.	11,327,388

117,200	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	10,045,212
	Total Specialty Retail	35,092,956

	Textiles, Apparel & Luxury Goods – 3.1%

107,000	Michael Kors Holdings Limited, (2)	8,552,510

242,500	Nike, Inc., Class B	17,666,125

16	Nuveen Investments

Shares	Description (1)			Value

	Textiles, Apparel & Luxury Goods (continued)

75,670	Ralph Lauren Corporation			$11,871,866
	Total Textiles, Apparel & Luxury Goods			38,090,501

	Wireless Telecommunication Services – 1.4%

184,000	SBA Communications Corporation, (2)			17,066,000
	Total Long-Term Investments (cost $838,395,210)			1,204,507,905

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4%

$4,746	Repurchase Agreement with State Street Bank, dated 1/31/14, repurchase price $4,745,683, collateralized by $4,485,000 U.S. Treasury Notes, 3.000%, due 2/28/17, value $4,843,800	0.000%	2/03/14	$4,745,683
	Total Short-Term Investments (cost $4,745,683)			4,745,683
	Total Investments (cost $843,140,893) – 99.1%			1,209,253,588
	Other Assets Less Liabilities – 0.9%			11,243,679
	Net Assets – 100%			$1,220,497,267

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of

Assets and Liabilities	January 31, 2014 (Unaudited)

Assets
Long-term investments, at value (cost $838,395,210)	$1,204,507,905
Short-term investments, at value (cost approximates value)	4,745,683
Receivable for:
Dividends	348,945
Investments sold	21,543,330
Shares sold	1,778,475
Other assets	32,628
Total assets	1,232,956,966
Liabilities
Payable for:
Investments purchased	9,901,527
Shares redeemed	844,868
Accrued expenses:
Management fees	1,107,595
Trustee fees	38,805
12b-1 distribution and service fees	7,679
Other	559,225
Total liabilities	12,459,699
Net assets	$1,220,497,267
Class A Shares
Net assets	$20,741,193
Shares outstanding	488,345
Net asset value (“NAV”) per share	$42.47
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$45.06
Class C Shares
Net assets	$2,070,925
Shares outstanding	50,556
NAV and offering price per share	$40.96
Class R3 Shares
Net assets	$2,960,110
Shares outstanding	70,482
NAV and offering price per share	$42.00
Class R6 Shares
Net assets	$30,297,524
Shares outstanding	705,603
NAV and offering price per share	$42.94
Class I Shares
Net assets	$1,164,427,515
Shares outstanding	27,143,403
NAV and offering price per share	$42.90
Net assets consist of:
Capital paid-in	$818,226,887
Undistributed (Over-distribution of) net investment income	(130,759)
Accumulated net realized gain (loss)	36,288,444
Net unrealized appreciation (depreciation)	366,112,695
Net assets	$1,220,497,267
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of

Operations	Six Months Ended January 31, 2014 (Unaudited)

Dividends and Interest Income	$4,891,026
Expenses
Management fees	4,262,895
12b-1 service fees – Class A	21,789
12b-1 distribution and service fees – Class C	8,492
12b-1 distribution and service fees – Class R3	8,981
Shareholder servicing agent fees and expenses	679,457
Custodian fees and expenses	86,935
Trustees fees and expenses	34,921
Professional fees	36,619
Shareholder reporting expenses	71,607
Federal and state registration fees	52,534
Other expenses	19,743
Total expenses before fee waiver/expense reimbursement	5,283,973
Fee waiver/expense reimbursement	(375,511)
Net expenses	4,908,462
Net investment income (loss)	(17,436)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	77,428,633
Change in net unrealized appreciation (depreciation) of investments and foreign currency	77,950,948
Net realized and unrealized gain (loss)	155,379,581
Net increase (decrease) in net assets from operations	$155,362,145

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 1/31/14	Year Ended 7/31/13
Operations
Net investment income (loss)	$(17,436)	$4,241,638
Net realized gain (loss) from investments and foreign currency	77,428,633	63,199,430
Change in net unrealized appreciation (depreciation) of investments and foreign currency	77,950,948	201,765,477
Net increase (decrease) in net assets from operations	155,362,145	269,206,545
Distributions to Shareholders
From net investment income:
Class A	(24,532)	—
Class C	—	—
Class R3	—	—
Class R6(1)	(112,177)	—
Class I	(4,161,028)	—
From accumulated net realized gains:
Class A	(978,658)	—
Class C	(91,598)	—
Class R3	(182,872)	—
Class R6(1)	(1,487,247)	—
Class I	(56,713,341)	—
Decrease in net assets from distributions to shareholders	(63,751,453)	—
Fund Share Transactions
Proceeds from sale of shares	99,777,006	470,670,293
Proceeds from shares issued to shareholders due to reinvestment of distributions	61,442,623	—
	161,219,629	470,670,293
Cost of shares redeemed	(207,729,996)	(669,175,811)
Net increase (decrease) in net assets from Fund share transactions	(46,510,367)	(198,505,518)
Net increase (decrease) in net assets	45,100,325	70,701,027
Net assets at the beginning of period	1,175,396,942	1,104,695,915
Net assets at the end of period	$1,220,497,267	$1,175,396,942
Undistributed (Over-distribution of) net investment income at the end of period	$(130,759)	$4,184,414

(1) – Class R6 Shares were established and commenced operations on March 25, 2013.

See accompanying notes to financial statements.

20	Nuveen Investments

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Nuveen Investments	21

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	From Return of Capital	Total	Ending NAV
Class A (5/09)
2014(g)	$39.38	$(.06)	$5.35	$5.29	$(.05)	$(2.15)	$—	$(2.20)	$42.47
2013	32.40	.02	6.96	6.98	—	—	—	—	39.38
2012	32.26	(.08)	.22	.14	—	—	—	—	32.40
2011	25.14	(.12)	7.24	7.12	—	—	—	—	32.26
2010	22.76	(.09)	2.64	2.55	—	(.05)	(.12)	(.17)	25.14
2009(d)	20.00	(.01)	2.77	2.76	—	—	—	—	22.76
Class C (5/09)
2014(g)	38.15	(.21)	5.17	4.96	—	(2.15)	—	(2.15)	40.96
2013	31.62	(.24)	6.77	6.53	—	—	—	—	38.15
2012	31.71	(.33)	.24	(.09)	—	—	—	—	31.62
2011	24.91	(.30)	7.10	6.80	—	—	—	—	31.71
2010	22.73	(.28)	2.63	2.35	—	(.05)	(.12)	(.17)	24.91
2009(d)	20.00	(.05)	2.78	2.73	—	—	—	—	22.73
Class R3 (5/09)
2014(g)	38.97	(.10)	5.28	5.18	—	(2.15)	—	(2.15)	42.00
2013	32.14	(.09)	6.92	6.83	—	—	—	—	38.97
2012	32.07	(.20)	.27	.07	—	—	—	—	32.14
2011	25.06	(.15)	7.16	7.01	—	—	—	—	32.07
2010	22.75	(.15)	2.63	2.48	—	(.05)	(.12)	(.17)	25.06
2009(d)	20.00	(.02)	2.77	2.75	—	—	—	—	22.75
Class R6 (3/13)
2014(g)	39.81	.02	5.41	5.43	(.15)	(2.15)	—	(2.30)	42.94
2013(e)	36.55	.01	3.25	3.26	—	—	—	—	39.81
Class I (5/09)
2014(g)	39.79	— **	5.41	5.41	(.15)	(2.15)	—	(2.30)	42.90
2013	32.66	.12	7.01	7.13	—	—	—	—	39.79
2012	32.43	— **	.23	.23	—	—	—	—	32.66
2011	25.21	(.02)	7.24	7.22	—	—	—	—	32.43
2010	22.78	(.05)	2.65	2.60	—	(.05)	(.12)	(.17)	25.21
2009(d)	20.00	(.01)	2.79	2.78	—	—	—	—	22.78

22	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

13.51%	$20,741	1.09	%*	(.33 )%*	1.04	%*	(.28	)%*	31%
21.54	11,117	1.12		.04	1.10		.06		84
.43	9,243	1.16		(.37)	1.05		(.26)		57
28.32	2,936	1.18		(.51)	1.05		(.37)		59
11.13	314	2.09		(1.42)	1.04		(.37)		92
13.85	285	4.07	*	(3.32)*	1.05	*	(.29	)*	8

13.07	2,071	1.84	*	(1.07)*	1.79	*	(1.02	)*	31
20.65	1,413	1.87		(.72)	1.85		(.69)		84
(.28)	1,046	1.95		(1.20)	1.80		(1.05)		57
27.30	79	2.04		(1.33)	1.80		(1.09)		59
10.31	312	2.84		(2.17)	1.79		(1.12)		92
13.65	284	4.82	*	(4.07)*	1.80	*	(1.04	)*	8

13.34	2,960	1.36	*	(.56 )*	1.29	*	(.50	)*	31
21.25	3,413	1.38		(.29)	1.35		(.27)		84
.22	947	1.50		(.84)	1.30		(.64)		57
27.97	56	1.55		(.80)	1.30		(.55)		59
10.87	313	2.34		(1.67)	1.29		(.62)		92
13.75	284	4.33	*	(3.57)*	1.30	*	(.54	)*	8

13.72	30,298	.74	*	.04 *	.68	*	.09	*	31
8.92	24,151	.76	*	.05 *	.76	*	.05	*	84

13.67	1,164,428	.85	*	(.06 )*	.79	*	—	****	31
21.83	1,135,304	.87		.30	.85		.32		84
.71	1,093,460	.92		(.12)	.80		—	***	57
28.64	174,496	.99		(.26)	.80		(.07)		59
11.39	28,298	1.75		(1.15)	.79		(.19)		92
13.90	3,835	2.69	*	(2.13)*	.80	*	(.23	)*	8

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period May 15, 2009 (commencement of operations) through July 31,2009.
(e)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For six months ended January 31, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.
****	Annualized and rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	23

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Large-Cap Growth Fund, (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Winslow Capital Management, LLC (“Winslow Capital”), an affiliate of Nuveen, under which Winslow Capital manages the investment portfolio of the Fund.

Investment Objective

The Fund’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets and the amount of any borrowings for investment purposes in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of January 31, 2014, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if

24	Nuveen Investments

redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees. Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing fees and expenses” on the Statement of Operations and are prorated among the classes based on relative net assets, are not charged to Class R6 Shares.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of January 31, 2014, the Fund was not invested in any portfolio securities or derivatives, other than repurchase agreements further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in

Nuveen Investments	25

Notes to Financial Statements (Unaudited) (continued)

non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,204,507,905	$—	$—	$1,204,507,905
Short-Term Investments:
Repurchase Agreements	—	4,745,683	—	4,745,683
Total	$1,204,507,905	$4,745,683	$—	$1,209,253,588
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

26	Nuveen Investments

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures contracts, options purchased, options written and swaps,” respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
State Street Bank	$4,745,683	$(4,745,683)	$—
*	As of January 31, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the six months ended January 31, 2014.

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 1/31/14		Year Ended 7/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	236,292	$9,928,232	64,177	$2,354,041
Class C	13,387	551,941	11,169	391,580
Class R3	5,655	235,238	73,369	2,572,616
Class R6(1)	130,897	5,849,650	86,071	3,289,437
Class R6(1) – exchange of Class I Shares	—	—	556,986	20,357,826
Class I	1,946,004	83,211,945	12,572,221	441,704,793
Shares issued to shareholders due to reinvestment of distributions:
Class A	23,862	1,000,864	—	—
Class C	2,213	89,438	—	—
Class R3	4,403	182,318	—	—
Class R6(1)	37,605	1,599,424	—	—
Class I	1,377,801	58,570,579	—	—
	3,778,119	161,219,629	13,363,993	470,670,293
Shares redeemed:
Class A	(54,086)	(2,307,715)	(67,144)	(2,368,580)
Class C	(2,080)	(82,399)	(7,224)	(251,819)
Class R3	(27,151)	(1,158,458)	(15,245)	(536,564)
Class R6(1)	(69,495)	(2,951,941)	(36,461)	(1,366,763)
Class I	(4,710,051)	(201,229,483)	(16,964,404)	(644,294,259)
Class I – exchange to Class R6(1) Shares	—	—	(556,986)	(20,357,826)
	(4,862,863)	(207,729,996)	(17,647,464)	(669,175,811)
Net increase (decrease)	(1,084,744)	$(46,510,367)	(4,283,471)	$(198,505,518)

(1) – Class R6 Shares were established and commenced operations on March 25, 2013.

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended January 31, 2014, aggregated $372,549,673 and $487,294,062, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally

28	Nuveen Investments

the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of January 31, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$847,510,870
Gross unrealized:
Appreciation	$370,293,467
Depreciation	(8,550,749)
Net unrealized appreciation (depreciation) of investments	$361,742,718

Permanent differences, primarily due to federal taxes paid, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2013, the Fund’s last tax year end, as follows:

Capital paid-in	$(160,915)
Undistributed (Over-distribution of) net investment income	—
Accumulated net realized gain (loss)	160,915

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$4,184,414
Undistributed net long-term capital gains	22,683,504
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund did not declare and distribute distributions to shareholders during its last tax year ended July 31, 2013.

Distributions from net ordinary income[1]	$—
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

During the Fund’s last tax year ended July 31, 2013, the Fund utilized capital loss carryforwards as follows:

Utilized capital loss carryforwards	$4,726,298

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Winslow Capital is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2014, the complex-level fee rate for the Fund was .1679%.

The Adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.82% (1.25% after November 30, 2014) of the average daily net assets of any class of Fund shares adjusted downward for class R6 for savings resulting from the sub-transfer agent and similar fees are not charged to R6 Shares.

The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended January 31, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$4,961
Paid to financial intermediaries	4,315

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended January 31, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$3,013

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2014, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$2,244

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2014, as follows:

CDSC retained	$—

30	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Winslow Capital Management, LLC

4720 IDS Tower

80 South Eighth Street

Minneapolis, MN 55402

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	31

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

32	Nuveen Investments

Notes

Nuveen Investments	33

Notes

34	Nuveen Investments

Notes

Nuveen Investments	35

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $221 billion as of December 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-WINSL-0114P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: April 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: April 8, 2014

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: April 8, 2014